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                               DEBTOR IN POSSESSION AND

                                    EXIT FINANCING

                                    LOAN AGREEMENT

                                     BY AND AMONG

                                LAMONTS APPAREL, INC.,

                          THE FIRST NATIONAL BANK OF BOSTON,

                         CERTAIN OTHER LENDING INSTITUTIONS,

                                         AND

                     THE FIRST NATIONAL BANK OF BOSTON, AS AGENT


                               DATED AS OF JUNE 4, 1996


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

Section 1.  DEFINITIONS AND RULES OF INTERPRETATION . . . . . . . . . . . .1
   Section 1.1  Definitions . . . . . . . . . . . . . . . . . . . . . . . .1
   Section 1.2  Rules of Interpretation . . . . . . . . . . . . . . . . . .25
Section 2.  DEBTOR IN POSSESSION AND EXIT FACILITIES. . . . . . . . . . . .25
   Section 2.1  Commitment to Lend DIP Loans. . . . . . . . . . . . . . . .25
   Section 2.2  Repayment of DIP Loans. . . . . . . . . . . . . . . . . . .26
   Section 2.3  Conversion of DIP Loans into Exit Loans; Commitment to
   Lend Exit Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
   Section 2.4.  Repayment of Exit Loans. . . . . . . . . . . . . . . . . .27
   Section 2.5.  Reduction of Commitments . . . . . . . . . . . . . . . . .29
Section 3.  CERTAIN COMMON PROVISIONS . . . . . . . . . . . . . . . . . . .29
   Section 3.1.  Request for Loan Advances. . . . . . . . . . . . . . . . .29
   Section 3.2.  Other Methods of Funding; Authorized Advances. . . . . . .30
   Section 3.3.  Promissory Notes . . . . . . . . . . . . . . . . . . . . .31
   Section 3.4.  Interest . . . . . . . . . . . . . . . . . . . . . . . . .31
   Section 3.5.  Conversion Options for Base Rate and Eurodollar loans. . .32
       Section 3.5.1.  Conversion to Different Type of Loan . . . . . . . .32
       Section 3.5.2.  Continuation of Type of Revolving Credit Loan. . . .33
       Section 3.5.3.  Eurodollar Rate Loans. . . . . . . . . . . . . . . .33
   Section 3.6.  Settlements; Failure to Make Funds Available . . . . . . .33
   Section 3.7.  Lock Box Account and Application of Funds. . . . . . . . .34
   Section 3.8.  Fees and Expenses. . . . . . . . . . . . . . . . . . . . .36
   Section 3.9.  Seafirst Concentration Account . . . . . . . . . . . . . .37
Section 4.  LETTER OF CREDIT FACILITY . . . . . . . . . . . . . . . . . . .38
   Section 4.1.  Letter of Credit Commitment. . . . . . . . . . . . . . . .38
       Section 4.1.1.  This Agreement to Govern . . . . . . . . . . . . . .38
       Section 4.1.2.  Terms and Duration of Letters of Credit. . . . . . .39
       Section 4.1.3.  Reimbursement Obligations of Banks . . . . . . . . .39
       Section 4.1.4.  Participations of Banks. . . . . . . . . . . . . . .39
   Section 4.2.  Reimbursement Obligations of the Borrower. . . . . . . . .40
   Section 4.3.  Letter of Credit Payments. . . . . . . . . . . . . . . . .41
   Section 4.4.  Obligations Absolute . . . . . . . . . . . . . . . . . . .41
   Section 4.5.  Reliance by Issuer . . . . . . . . . . . . . . . . . . . .42
   Section 4.6.  Letter of Credit Fees. . . . . . . . . . . . . . . . . . .42
Section 5.  CERTAIN GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . .43
   Section 5.1.  Capital Adequacy . . . . . . . . . . . . . . . . . . . . .43
   Section 5.2.  Inability to Determinate Eurodollar Rate . . . . . . . . .43
   Section 5.3.  Illegality . . . . . . . . . . . . . . . . . . . . . . . .44
   Section 5.4.  Additional Costs, etc. . . . . . . . . . . . . . . . . . .44
   Section 5.5.  Certificate. . . . . . . . . . . . . . . . . . . . . . . .45
   Section 5.6.  Indemnity. . . . . . . . . . . . . . . . . . . . . . . . .45
Section 6.  FEES AND PAYMENTS . . . . . . . . . . . . . . . . . . . . . . .46
   Section 6.1.  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .46
   Section 6.2.  Payments; No Offset; Computations. . . . . . . . . . . . .47
Section 7.  PRIORITY AND LIENS. . . . . . . . . . . . . . . . . . . . . . .48
   Section 7.1.  Super-Priority Claims and Collateral Security. . . . . . .48
   Section 7.2.  Collateral Security Perfection . . . . . . . . . . . . . .48

   Section 7.3.  No Discharge; Survival of Claims . . . . . . . . . . . . .49
Section 8.  REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . .49
Section 9.  CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . . . .53
   Section 9.1.  To Initial DIP Loans and Issuance of Letters of Credit . .53
       Section 9.1.1.  Loan Documents . . . . . . . . . . . . . . . . . . .53
       Section 9.1.2.  Certified Copies of Charter Documents. . . . . . . .54
       Section 9.1.3.  Corporate Action . . . . . . . . . . . . . . . . . .54
       Section 9.1.4.  Incumbency Certificate . . . . . . . . . . . . . . .54
       Section 9.1.5.  Perfection Certificate and UCC Search Results. . . .54
       Section 9.1.6.  Financing Order. . . . . . . . . . . . . . . . . . .54
       Section 9.1.7.  Certificates of Insurance. . . . . . . . . . . . . .55
       Section 9.1.8.  Agency Account Agreements. . . . . . . . . . . . . .55
       Section 9.1.9.  Borrowing Base Report. . . . . . . . . . . . . . . .55
       Section 9.1.10.  Opinion of Counsel. . . . . . . . . . . . . . . . .55
       Section 9.1.11.  Payment of Fees . . . . . . . . . . . . . . . . . .55
       Section 9.1.12.  Payoff Letter . . . . . . . . . . . . . . . . . . .56
       Section 9.1.13.  Disbursement Instructions . . . . . . . . . . . . .56
       Section 9.1.14.  Projections and Other Information; Quality of
       Assets and Inventory . . . . . . . . . . . . . . . . . . . . . . . .56
       Section 9.1.15.  No Material Adverse Change. . . . . . . . . . . . .56
       Section 9.1.16.  Capital Raising Event . . . . . . . . . . . . . . .57
       Section 9.1.17.  Subordinated Debt Arrangements. . . . . . . . . . .57
       Section 9.1.18.  Store Credit Card Program . . . . . . . . . . . . .57
       Section 9.1.19.  Inventory Distribution Center . . . . . . . . . . .57
   Section 9.2.  To the Occurrence of the Exit Facility Date. . . . . . . .57
       Section 9.2.1.  Loan Documents . . . . . . . . . . . . . . . . . . .57
       Section 9.2.2.  Certified Copies of Charter Documents. . . . . . . .58
       Section 9.2.3.  Corporate Action . . . . . . . . . . . . . . . . . .58
       Section 9.2.4.  Incumbency Certificate . . . . . . . . . . . . . . .58
       Section 9.2.5.  Validity of Liens. . . . . . . . . . . . . . . . . .58
       Section 9.2.6.  Perfection Certificates and UCC Search Results . . .58
       Section 9.2.7.  Reorganization Plan and Confirmation Order . . . . .58
       Section 9.2.8.  Survey and Taxes . . . . . . . . . . . . . . . . . .59
       Section 9.2.9.  Title Insurance. . . . . . . . . . . . . . . . . . .59
       Section 9.2.10.  Consents for Mortgage; Landlord Lien Waivers;
       Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .60
       Section 9.2.11.  Certificates of Insurance . . . . . . . . . . . . .60
       Section 9.2.12.  Borrowing Base Report . . . . . . . . . . . . . . .60
       Section 9.2.13.  Opinion of Counsel. . . . . . . . . . . . . . . . .60
       Section 9.2.14.  Payment of Fees . . . . . . . . . . . . . . . . . .61
       Section 9.2.15.  Available Cash and Borrowing Capacity; Agency
       Account Agreements . . . . . . . . . . . . . . . . . . . . . . . . .61
       Section 9.2.16.  Post-Confirmation Capital Structure and
       Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . .61
       Section 9.2.17.  Capital Raising Event . . . . . . . . . . . . . . .61
       Section 9.2.18.  Exit to Occur Concurrent with DIP Maturity Date . .61
       Section 9.2.19.  Conversion of Subordinated Debt . . . . . . . . . .62

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                                         -3-

   Section 9.3.  To Each Loan and Issuance, Extension or Renewal of Letters
   of Credit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .62
Section 10.  COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . .64
   Section 10.1.  Affirmative Covenants . . . . . . . . . . . . . . . . . .64
   Section 10.2.  Negative Covenants. . . . . . . . . . . . . . . . . . . .70
   Section 10.3.  Financial Covenants . . . . . . . . . . . . . . . . . . .75
   Section 10.4.  Application of Financial Covenants. . . . . . . . . . . .78
Section 11.  EVENTS OF DEFAULT; ACCELERATION; ETC . . . . . . . . . . . . .79
   Section 11.1.  Events of Default; Acceleration . . . . . . . . . . . . .79
   Section 11.2.  Remedies. . . . . . . . . . . . . . . . . . . . . . . . .88
   Section 11.3.  Relief from Stay. . . . . . . . . . . . . . . . . . . . .88
   Section 11.4.  Distribution of Collateral Proceeds . . . . . . . . . . .89
Section 12.  SETOFF . . . . . . . . . . . . . . . . . . . . . . . . . . . .90
Section 13.  THE AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . .91
   Section 13.1.  Authorization . . . . . . . . . . . . . . . . . . . . . .91
   Section 13.2.  Employees and Agents. . . . . . . . . . . . . . . . . . .91
   Section 13.3.  No Liability. . . . . . . . . . . . . . . . . . . . . . .91
   Section 13.4.  No Representations. . . . . . . . . . . . . . . . . . . .92
   Section 13.5.  Payments. . . . . . . . . . . . . . . . . . . . . . . . .92
   Section 13.6.  Holders of Notes. . . . . . . . . . . . . . . . . . . . .94
   Section 13.7.  Indemnity . . . . . . . . . . . . . . . . . . . . . . . .94
   Section 13.8.  Agent as Lender . . . . . . . . . . . . . . . . . . . . .95
   Section 13.9.  Resignation . . . . . . . . . . . . . . . . . . . . . . .95
   Section 13.10.  Notification of Defaults and Events of Default . . . . .95
   Section 13.11.  Duties in the Case of Enforcement. . . . . . . . . . . .95
Section 14.  ASSIGNMENT AND PARTICIPATION . . . . . . . . . . . . . . . . .96
   Section 14.1.  Conditions to Assignment by Banks . . . . . . . . . . . .96
   Section 14.2.  Certain Representations and Warranties; Limitations;
   Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .96
   Section 14.3.  Register. . . . . . . . . . . . . . . . . . . . . . . . .97
   Section 14.4.  New Notes . . . . . . . . . . . . . . . . . . . . . . . .97
   Section 14.5.  Participations. . . . . . . . . . . . . . . . . . . . . .98
   Section 14.6.  Disclosure. . . . . . . . . . . . . . . . . . . . . . . .98
   Section 14.7.  Assignee or Participant Affiliated with the Borrower. . .99
   Section 14.8.  Miscellaneous Assignment Provisions . . . . . . . . . . .99
   Section 14.9.  Assignment by Borrower. . . . . . . . . . . . . . . . . .99
Section 15.  AGENT AND BANKS AS PARTIES IN INTEREST . . . . . . . . . . . .100
Section 16.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . .100
   Section 16.1.  Costs and Expenses. . . . . . . . . . . . . . . . . . . .100
   Section 16.2.  Indemnification . . . . . . . . . . . . . . . . . . . . .100
   Section 16.3.  Notices . . . . . . . . . . . . . . . . . . . . . . . . .101
   Section 16.4.  Amendment, Etc. . . . . . . . . . . . . . . . . . . . . .101

                       DEBTOR IN POSSESSION AND EXIT FINANCING
                                    LOAN AGREEMENT

    This DEBTOR IN POSSESSION AND EXIT FINANCING LOAN AGREEMENT (this "Agreement") is made as of June 4, 1996, by and among LAMONTS APPAREL, INC., a Delaware corporation (the "Borrower"), a debtor and debtor in possession having its principal place of business and chief executive office at 12413 Willows Road N.E., Kirkland, Washington 98034, THE FIRST NATIONAL BANK OF BOSTON, a national banking association, the other lending institutions (if any) listed on SCHEDULE 1 attached hereto and THE FIRST NATIONAL BANK OF BOSTON as agent for itself and such other lending institutions.

    WHEREAS, on January 6, 1995 (the "Filing Date"), the Borrower filed a petition under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Western District of Washington at Seattle; and

    WHEREAS, the Borrower has continued to operate its business pursuant to
Section 1107 and 1108 of the Bankruptcy Code; and

    WHEREAS, the Borrower has requested that the Banks provide the Borrower with a $32,000,000 revolving credit facility with a $3,000,000 sublimit for letters of credit to provide working capital for the Borrower, to finance purchases of inventory, to refinance the Foothill DIP Facility (as hereinafter defined) and for other general corporate purposes; and

    WHEREAS, subject to the terms and conditions set forth herein, the Banks have agreed to provide such facility;

    NOW, THEREFORE, in consideration of these premises and of the mutual undertakings set forth herein, the parties hereto hereby agree as follows:

                 Section 1. DEFINITIONS AND RULES OF INTERPRETATION.

    Section 1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Agreement referred to below:

    ACCELERATION:  See Section 11.3 hereof.

    ADJUSTMENT DATE: The first day of the month immediately following the month in which there occurs the receipt by the Banks and the Agent of the Borrower's audited Financials for the previous fiscal year pursuant to Section 10.1(a)(i) hereof, commencing with the Adjustment Date pertaining to the fiscal year ending February 1, 1997 and each fiscal year thereafter; PROVIDED that in no event shall an Adjustment Date occur prior to the Exit Facility Date.

    AFFILIATE: Any Person that would be considered to be an affiliate of the Borrower (or of another relevant Person) under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the Effective Date, if the Borrower (or such other relevant Person) were issuing securities.

    AGENCY ACCOUNT AGREEMENTS:  See Section 3.7 hereof.

    AGENT: The First National Bank of Boston in its capacity as agent for the Banks.

    AGENT'S HEAD OFFICE: The office of the Agent located at 100 Federal Street, Boston, Massachusetts 02110.

    AGENT'S SPECIAL COUNSEL: Bingham, Dana & Gould LLP or such other counsel as may be approved by the Agent.

    AGREED ADMINISTRATIVE EXPENSE PRIORITIES: (a) Amounts payable pursuant to 28 U.S.C. Section 1930(a)(6), and (b) the Escrow Amount but only to the extent allowed by the Bankruptcy Court.

    AGREEMENT: See the preamble, which term shall include this Agreement as amended, modified, supplemented or restated and in effect from time to time.

    APPLICABLE RATE:  See Section 3.4(c) hereof.

    APPLICABLE PRICING: As applicable, the Base Rate Margin, the Eurodollar Rate Margin, the Letter of Credit Rate, or the Exit Commitment Fee Rate, as the case may be.

    ASSIGNMENT AND ACCEPTANCE:  See Section 14.1 hereof.

    ASSEMBLY (OR ATD): Assembly Transportation Distribution Systems, Inc., a Washington corporation (and its successors as operator of the distribution center of the Borrower in Kent, Washington, or any similar facility from time to time of the Borrower).

    BANKS: FNBB and the other lending institutions listed on SCHEDULE 1 attached hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to Section 14 hereof.

    BANKRUPTCY CODE:  Title 11, United States Code, 11 U.S.C. Sections 101 ET
SEQ.

    BANKRUPTCY COURT: The United States Bankruptcy Court for the Western District of Washington at Seattle or such other court having jurisdiction over the Case.

    BASE RATE: The higher of (a) the annual rate of interest announced from time to time by FNBB at its head office as its "base rate" and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate.

    BASE RATE LOANS: DIP Loans or Exit Loans bearing interest calculated by reference to the Base Rate.

    BASE RATE MARGIN: (a) At all times prior to the Exit Facility Date, the Base Rate Margin shall be one and one-half percent (1.5%) per annum.

    (b)  From the Exit Facility Date to the first Adjustment Date, the Base
Rate Margin shall be one and one-half percent (1.5%) per annum. On the first Adjustment Date and on each subsequent Adjustment Date, by reference to the Borrower's and its Subsidiaries' audited Financials, the Borrower's and its Subsidiaries' (i) Consolidated EBITDA for the period of the relevant fiscal year then most recently ended shall be calculated, and the lowest Base Rate Margin corresponding to the results of such test on the table set forth below shall be determined, (ii) Debt Service Coverage Ratio for the period of the relevant fiscal year then most recently ended shall be calculated, and the lowest Base Rate Margin corresponding to the result of such test on the table set forth below shall be determined, (iii) Leverage Ratio determined as of the last day of the relevant fiscal year then most recently ended shall be calculated, and the lowest Base Rate Margin corresponding to the result of such test on the table set forth below shall be determined. The three resulting Base Rate Margins so indicated by applying such three tests separately shall be compared, and the highest resulting Base Rate Margin of such three results shall then be the applicable Base Rate Margin (until the next such adjustment):

- --------------------------------------------------------------------------------
             Consolidated      Debt Service        Leverage     Base Rate Margin
             EBITDA            Coverage Ratio      Ratio        (per annum)
- --------------------------------------------------------------------------------
Tier 1       Greater than      Greater than        Less than or     0.50%
             or equal to       or equal to 2.00    equal to 1.25
             $13,000,000       to 1.00             to 1.00
- --------------------------------------------------------------------------------
Tier 2       Greater than      Greater than        Less than or     1.00%
             or equal to       or equal to 1.75    equal to 1.75
             $11,000,000       to 1.00             to 1.00
- --------------------------------------------------------------------------------
Tier 3       Greater than      Greater than        Less than or     1.50%
             or equal to       or equal to 1.50    equal to 2.50
             $9,000,000        to 1.00             to 1.00
- --------------------------------------------------------------------------------
Tier 4        Less than        Less than 1.50      Greater than     1.75%
             $9,000,000        to 1.00             2.50 to 1.00
- --------------------------------------------------------------------------------

    Notwithstanding the foregoing, (i) if the Borrower and its Subsidiaries fail to deliver any audited Financials for the previous fiscal year when required by Section 10.1(a)(i) hereof, then for the period commencing on the last date on which such audited Financials were to have been delivered continuing to the next Adjustment Date, the Base Rate Margin shall be the margin set forth in Tier 4 in the table above, and (ii) all adjustments to the Base Rate Margin shall take effect immediately with respect to all Base Rate Loans on the applicable Adjustment Date.

    BOOK VALUE: With respect to inventory, the valuation thereof at the lower of cost (using the retail last-in, first-out ("LIFO") method) or net realizable value, determined in accordance with GAAP.

    BORROWER:  See the preamble.

    BORROWING BASE: At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agent pursuant to Section 10.1(a)(iv), which is equal to:

         (a)  At any time prior to the Exit Facility Date:

              (i) 70% (during the period from the Effective Date through December 31, 1996) or 65% (thereafter) of the result of (A) Eligible Inventory at such time MINUS (B) the Inventory Shrink Reserve; PLUS

              (ii) the lesser of (x) $1,910,000 or (y) 60% of the appraised "as is" market value of the Borrower's leasehold estate in the Kitsap Store.

         (b) At any time on or after the Exit Facility Date, so long as no Capital Raising Event shall have occurred:

              (i) 70% (during the period from the Exit Facility Date through December 31, 1996) or 65% (thereafter) of the result of (A) Eligible Inventory at such time MINUS (B) the Inventory Shrink Reserve; PLUS

              (ii) the lesser of (x) $1,910,000 or (y) 60% of the appraised "as is" market value of the Borrower's leasehold estate in the Kitsap Store, so long as a first-priority leasehold mortgage (with respect to the leasehold) and a fee simple mortgage (with respect to owned real estate interests) satisfactory in form and substance to the Agent with respect to the Kitsap Store in favor of the Agent for the benefit of the Banks shall have been duly recorded, all necessary or advisable consents of the landlord with respect thereto shall have been obtained, satisfactory mortgagee title insurance shall have been issued to the Agent with respect thereto, and all other steps necessary or advisable to perfect a first-priority security interest in favor of the Agent in the Borrower's interest in the Kitsap Store shall have been taken; MINUS

              (iii) the aggregate amount of any Landlord Lien Reserves with respect to all Specified Leases at such time.

         (c) At any time on or after the Exit Facility Date, but only from and after the occurrence of a Capital Raising Event:

              (i) 65% of the result of (A) Eligible Inventory at such time, MINUS (B) the Inventory Shrink Reserve; MINUS

              (ii) the aggregate amount of any Landlord Lien Reserves with respect to all Specified Leases at such time.

PROVIDED, however, that the Agent shall be entitled to make reasonable adjustments from time to time to the Borrowing Base formula and components thereof, including without limitation any applicable advance rate, on the basis of inventory liquidation analyses, commercial finance examinations, collateral audits or (as applicable) appraisals of the Kitsap Store conducted at any time or from time to time in accordance with the terms of this Agreement; and PROVIDED, FURTHER, that the Agent shall be entitled to make reasonable adjustments from time to time to the amount relating to the Kitsap Store as referred to in clauses (a)(ii) and (b)(ii) of the Borrowing Base to reflect diminutions or loss of value in respect of casualty losses, damage, condemnation, or destruction with respect to the Kitsap Store. The value of the Kitsap Store shall also be excluded from the Borrowing Base in the circumstances described in Section 10.2(f) hereof.

    BORROWING BASE REPORT: A borrowing base report signed and certified by the chief financial officer or assistant treasurer of the Borrower and in substantially the form of EXHIBIT A hereto.

    BUSINESS DAY: Any day on which banks in Boston, Massachusetts, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

    CAPITAL ASSETS: Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); PROVIDED, that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

    CAPITAL EXPENDITURES: With respect to any period, amounts paid or, without duplication, Indebtedness incurred by the Borrower or any of its Subsidiaries in connection with the purchase or lease by the Borrower or any of its Subsidiaries during such period of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP.

    CAPITALIZED LEASES: Leases of real or personal property under which rental payment obligations are required to be capitalized on a balance sheet of the lessee thereof in accordance with GAAP.

    CAPITAL RAISING EVENT: An investment in the Borrower in the form of (a) Indebtedness (or preferred stock) expressly subordinated and made junior to the Obligations hereunder, with terms, and issued pursuant to documents and instruments, including without limitation a written subordination agreement, in each case, in form and substance satisfactory to and approved by the Banks and the Agent, or (b) common stock, in each case other than (i) the Subordinated Debt and (ii) any common stock issued by the Borrower solely in respect of the conversion of pre-petition debt or pre-petition equity to equity pursuant to the terms of the Reorganization Plan.

    CASE: The Borrower's reorganization case No. 95-00100 under chapter 11 of the Bankruptcy Code pending in the Bankruptcy Court.

    CASH COLLATERALIZED LETTERS OF CREDIT: An amount equal to the Maximum Drawing Amount of Letters of Credit issued hereunder with respect to which cash collateral in an amount equal to not less than 105% of the Maximum Drawing Amount thereof has been pledged to the Agent pursuant to the requirements of this Agreement to secure the Borrower's Reimbursement Obligations with respect thereto.

    CHARTER DOCUMENTS: In respect of any entity, the certificate or articles of incorporation or organization and the by-laws of such entity, or other constitutive documents of such entity.

    COLLATERAL: All of the property, rights and assets of the Borrower or the Guarantors, wherever located, whether now or hereafter acquired or arising, real or personal, tangible or intangible, owned, licensed, leased (to the extent of the Borrower's or the Guarantors' leasehold interests or licensee's interests therein), or consigned (to the extent of the Borrower's or the Guarantors' interests therein), including, without limitation, all accounts, inventory, equipment, instruments, documents, chattel paper, securities, and deposit accounts as well as customer lists, trademarks and all other general intangibles, and any and all products and proceeds thereof, excluding (a) all of the Borrower's rights under Sections 544, 545, 547, 548, 549 and 550 of the Bankruptcy Code and (b) the Escrow Account, but in any event including without limitation the Borrower's residual interest (if any) in the Escrow Account.

    COMMITMENT PERCENTAGE: With respect to each Bank, the percentage set forth on SCHEDULE 1 attached hereto as such Bank's percentage of the aggregate DIP Commitments of all of the Banks or the aggregate Exit Commitments of all of the Banks, as applicable.

    COMPLIANCE CERTIFICATE:  See Section 10.1(a)(iii) hereof.

    CONFIRMATION ORDER:  See Section 9.2.7 hereof.

    CONSENT: In respect of any person or entity, any permit, license or exemption from, approval, consent of, registration or filing with any local, state or federal governmental or regulatory agency or authority, required under applicable law.

    CONSOLIDATED EBITDA: For any period, the result of (a) Consolidated Net Income (or Deficit) of the Borrower and its Subsidiaries PLUS (b) the sum of (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization charges, (iv) other non-cash charges and non-cash reserves taken and (v) extraordinary charges or expenses associated with the Case and the Borrower's reorganization thereunder, MINUS (c) extraordinary gains or extraordinary income, in each case determined in accordance with GAAP, and in the case of items (b) and (c) to the extent included in the calculation of Consolidated Net Income (or Deficit) and in any event without duplication.

    CONSOLIDATED NET INCOME (OR DEFICIT): The consolidated net income (or deficit) of the Borrower and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, but before adjustments for accounting of inventory on a LIFO basis, determined in accordance with GAAP.

    CONSOLIDATED TANGIBLE NET WORTH: On any date of determination, the excess of Consolidated Total Assets over Consolidated Total Liabilities, and less the total book value of all assets of the Borrower and its Subsidiaries properly classified as intangible assets under GAAP, including such items as goodwill, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing.

    CONSOLIDATED TOTAL ASSETS: On any date of determination, all assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

    CONSOLIDATED TOTAL INTEREST EXPENSE: For any period, the aggregate amount of all interest required to be paid or accrued by the Borrower and its Subsidiaries during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and including commitment fees, agency fees, facility fees, balance deficiency fees, letter of credit fees and similar fees or expenses in connection with the borrowing of money, but excluding interest accrued with respect to the Subordinated Debt to the extent such interest is not required to be paid in cash until the scheduled final maturity date of the Subordinated Debt (but in any event, including such deferred interest upon such scheduled final maturity date or when otherwise paid or required to be paid) and excluding attorneys fees and similar transaction expenses.

    CONSOLIDATED TOTAL LIABILITIES: All liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, and, without duplication, all Indebtedness of the Borrower and its Subsidiaries, including without limitation, all letters of credit, whether or not so classified.

    CONVERSION REQUEST: A notice given by the Borrower to the Agent of the Borrower's election to convert or continue a Loan pursuant to Section 3.5 hereof.

    DEBT SERVICE COVERAGE RATIO: For any fiscal period, the ratio of (i) Operating Cash Flow of the Borrower and its Subsidiaries for such period to (ii) Total Debt Service of the Borrower and its Subsidiaries for such period.

    DEFAULT: An event or act which, with the giving of notice and/or the lapse of time, would become an Event of Default.

    DELINQUENT BANK:  See Section 13.5(e) hereof.

    DIP COMMITMENT: With respect to each Bank, the amount of such Bank's commitment to make DIP Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower up to such Bank's Commitment Percentage of an aggregate amount not to exceed the lesser of
(a) $32,000,000, and (b) the amount approved in the Financing Order, as such amount may be reduced from time to time or terminated hereunder.

    DIP LOANS:  Any loans made or to be made to the Borrower pursuant to
Section 2.1 hereof.

    DIP MATURITY DATE: The date on which the DIP Commitment expires, which shall be the earliest of (a) June 30, 1997, and (b) the effective date of a Reorganization Plan that has been confirmed by the Confirmation Order of the Bankruptcy Court, and (c) twenty (20) days after the entry of the Confirmation Order by the Bankruptcy Court, if the Reorganization Plan shall not have become effective prior to such date.

    DIP NOTES:  See Section 3.3(a) hereof.

    DIRECT COLLECTION LETTER:  See Section 3.7 hereof.

    DISCLOSURE STATEMENT: The Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code filed or to be filed pursuant to the Reorganization Plan.

    DOLLARS OR $: Dollars in the lawful currency of the United States of America.

    DOMESTIC LENDING OFFICE: As to any Bank, the office of such Bank located within the United States of America that will be making or maintaining Base Rate Loans.

    DRAWDOWN DATE: In respect of any Loan, the date on which such Loan is made or to be made to the Borrower, and the date on which any Loan is converted or continued in accordance with Section 3.5.

    EFFECTIVE DATE: The first date on which the conditions set forth in Sections 9.1 and 9.3 hereof have been satisfied.

    ELIGIBLE ASSIGNEE: Any of (a) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with GAAP; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, or the central bank of any country which is a member of the OECD, PROVIDED, in each case, that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) a commercial finance company or other financial institution organized under the laws of any State of the United States or the District of Columbia and having a net worth, in accordance with GAAP, of at least $500,000,000; and (e) if, but only if, an Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

    ELIGIBLE INVENTORY: An amount, equal to the Book Value and determined by the Agent in its reasonable discretion consistent with its usual business practices and policies, of first quality finished goods inventory owned and held for sale by the Borrower, PROVIDED that Eligible Inventory shall not include any inventory (i) held on consignment or not otherwise owned by the Borrower or of a type no longer sold by the Borrower, (ii) which has been returned by a customer unless it is of first quality, not obsolete and not subject to any Lien or legal encumbrance (or purported ownership interest of any Person, other than of the Borrower) pursuant to the Store Credit Card Program or any other credit card program, (iii) which is subject to any Lien or legal encumbrance, or purported ownership interest of any Person other than of the Borrower (other than Liens in favor of the Agent for the benefit of the Banks and landlords Liens), (iv) which is not in the possession of the Borrower (except as provided in clause (v) of this definition with respect to inventory in the possession of Assembly or the Borrower's "inventory consolidators" and other applicable Persons referred to in clause (v)) unless the Agent has received and holds a waiver from the party in possession of such inventory in form and substance satisfactory to the Agent,
(v) which is in the possession of Assembly, or the applicable "inventory consolidators" for the Borrower and other applicable Persons in possession of inventory of the Borrower in a similar capacity, unless, from and after the Exit Facility Date, the Agent has received and holds a waiver from such relevant Person in form and substance satisfactory to the Agent, (vi) which is not located within the United States of America, (vii) in which the Agent does not have a first priority perfected security interest (subject, from and after the Exit Facility Date, only to landlords Liens, if any, to the extent such Liens may be entitled to priority by the operation of Law), (viii) which has been shipped to a customer of the Borrower regardless of whether such shipment is on a consignment basis, (ix) which is not located at a Permitted Inventory Location, (x) which is damaged, or (xi) which the Agent in its reasonable discretion deems obsolete or not marketable or otherwise does not consider Eligible Inventory.

    ENVIRONMENTAL LAWS: All laws pertaining to environmental matters, including without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Federal Oil Pollution Act, the Toxic Substances Control Act, in each case as amended, and all rules, regulations, judgments, decrees, orders and licenses arising under all such laws.

    ERISA: The Employee Retirement Income Security Act of 1974, as amended, and all rules, regulations, judgments, decrees, and orders arising thereunder.

    ERISA AFFILIATE: Any Person which is treated as a single employer with the Borrower under Section 414 of the IRC.

    ESCROW ACCOUNT: The continuing escrow account presently maintained with Seafirst by the Borrower for the sole purpose of setting aside funds, on a monthly basis, for the payment of professional fees and expenses incurred by the Borrower and each of the official creditors' committees and the equity committee in connection with the Case upon, and solely to the extent of, the allowance of such fees and expenses by the Bankruptcy Court, PROVIDED that no funds may be so deposited therein during the continuance of an Event of Default.

    ESCROW AMOUNT: At any time of determination, the amount of cash then standing to the credit of the Escrow Account.

    EURODOLLAR RATE MARGIN: (a) At all times prior to the Exit Facility Date, the Eurodollar Rate Margin shall be two and three-quarters percent (2.75%) per annum.

    (b) From the Exit Facility Date to the first Adjustment Date, the Eurodollar Rate Margin shall be two and three-quarters percent (2.75%) per annum. On the first Adjustment Date and on each subsequent Adjustment Date, by reference to the Borrowers' and its Subsidiaries' audited Financials, the Borrower's and its Subsidiaries' (i) Consolidated EBITDA for the period of the relevant fiscal year then most recently ended shall be calculated, and the lowest Eurodollar Rate Margin corresponding to the results of such test on the table set forth below shall be determined, (ii) Debt Service Coverage Ratio for the period of the relevant fiscal year then most recently ended shall be calculated, and the lowest Eurodollar Rate Margin corresponding to the result of such test on the table set forth below shall be determined, (iii) Leverage Ratio determined as of the last day of the relevant fiscal year then most recently ended shall be calculated, and the lowest Eurodollar Rate Margin corresponding to the result of such test on the table set forth below shall be determined. The three resulting Eurodollar Rate Margins so indicated by applying such three tests separately shall be compared, and the highest resulting Eurodollar Rate Margin of such three results shall then be the applicable Eurodollar Rate Margin (until the next such adjustment):

- --------------------------------------------------------------------------------
                                                                   Eurodollar
             Consolidated     Debt Service        Leverage         Rate Margin
             EBITDA           Coverage Ratio      Ratio            (per annum)
- --------------------------------------------------------------------------------
Tier 1       Greater than      Greater than        Less than or     1.75%
             or equal to       or equal to 2.00    equal to 1.25
             $13,000,000       to 1.00             to 1.00
- --------------------------------------------------------------------------------
Tier 2       Greater than      Greater than        Less than or     2.25%
             or equal to       or equal to 1.75    equal to 1.75
             $11,000,000       to 1.00             to 1.00
- --------------------------------------------------------------------------------
Tier 3       Greater than      Greater than        Less than or     2.75%
             or equal to       or equal to 1.50    equal to 2.50
             $9,000,000        to 1.00             to 1.00
- --------------------------------------------------------------------------------
Tier 4        Less than        Less than 1.50      Greater than     3.00%
             $9,000,000        to 1.00             2.50 to 1.00
- --------------------------------------------------------------------------------

    Notwithstanding the foregoing, (i) if the Borrower and its Subsidiaries fail to deliver any audited Financials for the prior fiscal year as and when required by Section 10.1(a)(i) hereof, then for the period commencing on the last date on which such audited Financials were to have been delivered continuing to the next Adjustment Date, the Eurodollar Rate Margin shall be the margin set forth in Tier 4 in the table above, and (ii) all adjustments to the Eurodollar Rate Margin as to any particular Eurodollar Rate Loan shall take effect on the Drawdown Date (including the date of conversion to or continuation as such) of each such Eurodollar Rate Loan occurring on or after the applicable Adjustment Date.

    EUROCURRENCY RESERVE RATE: For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

    EURODOLLAR BUSINESS DAY: Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other Dollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

    EURODOLLAR LENDING OFFICE: As to any Bank, the office of such Bank located within the United States of America that will be making or maintaining Eurodollar Rate Loans.

    EURODOLLAR RATE: For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest per annum equal to (i) the rate at which FNBB's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of FNBB to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate.

    EURODOLLAR RATE LOANS: Loans bearing interest calculated by reference to the Eurodollar Rate.

    EVENT OF DEFAULT:  Any of the events listed in Section 11 hereof.

    EXIT COMMITMENT: With respect to each Bank, the amount of such Bank's commitment to make Exit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower up to such Bank's Commitment Percentage of an aggregate amount not to exceed the lesser of
(a) if and to the extent the DIP Commitment shall have been reduced or terminated at any time prior to the Exit Facility Date by the Borrower or the Banks pursuant to the terms of this Agreement, the DIP Commitment in effect immediately prior to the Exit Facility Date and (b) $32,000,000; as such amount may be reduced from time to time or terminated hereunder.

    EXIT COMMITMENT FEE RATE: From the Exit Facility Date to the first Adjustment Date, the Exit Commitment Fee Rate shall be one half of one percent (0.50%) per annum. On the first Adjustment Date and on each subsequent Adjustment Date, by reference to the Borrowers' and its Subsidiaries' audited Financials, the Borrower's and its Subsidiaries' (i) Consolidated EBITDA for the period of the relevant fiscal year then most recently ended shall be calculated, and the lowest Exit Commitment Fee Rate corresponding to the results of such test on the table set forth below shall be determined, (ii) Debt Service Coverage Ratio for the period of the relevant fiscal year then most recently ended shall be calculated, and the lowest Exit Commitment Fee Rate corresponding to the result of such test on the table set forth below shall be determined,
(iii) Leverage Ratio determined as of the last day of the relevant fiscal year then most recently ended shall be calculated, and the lowest Exit Commitment Fee Rate corresponding to the result of such test on the table set forth below shall be determined. The three resulting Exit Commitment Fee Rates so indicated by applying such three tests separately shall be compared, and the highest resulting Exit Commitment Fee Rate of such three results shall then be the applicable Exit Commitment Fee Rate (until the next such adjustment):

- --------------------------------------------------------------------------------
                                                                Exit Commitment
           Consolidated         Debt Service        Leverage      Fee Rate
               EBITDA          Coverage Ratio         Ratio      (per annum)
- --------------------------------------------------------------------------------
Tier 1       Greater than       Greater than       Less than or     0.375%
             or equal to      or equal to 2.00    equal to 1.25
             $13,000,000           to 1.00            to 1.00
- --------------------------------------------------------------------------------
Tier 2       Greater than       Greater than       Less than or     0.375%
             or equal to      or equal to 1.75    equal to 1.75
             $11,000,000           to 1.00            to 1.00
- --------------------------------------------------------------------------------
Tier 3       Greater than       Greater than       Less than or     0.50%
             or equal to      or equal to 1.50    equal to 2.50
             $9,000,000            to 1.00            to 1.00
- --------------------------------------------------------------------------------
Tier 4        Less than        Less than 1.50       Greater than    0.50%
             $9,000,000           to 1.00           2.50 to 1.00
- --------------------------------------------------------------------------------

    Notwithstanding the foregoing, (i) if the Borrower and its Subsidiaries fail to deliver any audited Financials for the prior fiscal year as and when required by Section 10.1(a)(i) hereof, then for the period commencing on the last date on which such audited Financials were to have been delivered continuing to the next Adjustment Date, the Exit Commitment Fee Rate shall be the rate set forth in Tier 4 in the table above, and (ii) all adjustments to the Exit Commitment Fee Rate shall take effect immediately on the applicable Adjustment Date.

    EXIT FACILITY DATE: The date on which all of the conditions precedent under Sections 9.2 and 9.3 hereof are satisfied.

    EXIT LOANS: Any loan converted into an Exit Loan pursuant to Section 2.3(a) hereof and any loan made or to be made to the Borrower pursuant to
Section 2.3(b) hereof.

    EXIT MATURITY DATE: The date on which each Bank's Exit Commitment expires, which shall be the second anniversary of the Exit Facility Date.

    EXIT NOTES:  See Section 3.3(b) hereof.

    EXTENDED PERIOD:  See Section 11.1 hereof.

    FEE LETTER: The letter agreement with respect to certain fees dated as of a date on or before the Effective Date by and between the Borrower and the Agent.

    FEDERAL FUNDS EFFECTIVE RATE: For any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

    FILING DATE:  See the preamble.

    FINANCIALS: In respect of any period, the consolidated and consolidating balance sheet(s) of any Person and its Subsidiaries as at the end of such period, and the related consolidated and consolidating statement of income and consolidated statement of cash flow for such period, each setting forth in comparative form the figures for the previous comparable fiscal period, all in reasonable detail and prepared in accordance with GAAP; subject, in the case of such balance sheets and statements delivered at the end of fiscal periods other than such Person's fiscal year, to year-end audit adjustments.

    FINANCING ORDER:  See Section 9.1.6 hereof.

    FNBB: The First National Bank of Boston, a national banking association, in its individual capacity.

    FOOTHILL:  Foothill Capital Corporation, a California corporation.

    FOOTHILL DIP FACILITY: The Loan and Security Agreement by and between the Borrower and Foothill dated on or about February 17, 1995.

    GAAP: Generally accepted accounting principles consistent with those adopted by the Financial Accounting Standards Board and its predecessor, (a) generally, as in effect from time to time, and (b) except as otherwise expressly provided in this Agreement, for purposes of (i) determining compliance by the Borrower with the financial covenants set forth herein and (ii) the computation of the financial performance tests used in the determination of the Applicable Pricing hereunder, such principles, as in effect for the fiscal year therein reported in the most recent Financials submitted by the Borrower to the Agent prior to execution of this Agreement.

    GUARANTEED PENSION PLAN:  See Section 11.1(b)(xvi) hereof.

    GUARANTOR: Any Person that has guarantied to the Banks and the Agent the payment and performance of the Obligations. The Banks and the Agent acknowledge that as of the Effective Date there are no Guarantors.

    GUARANTY: With respect to any Guarantor, the guaranty made by such Guarantor of payment and performance of the Obligations in favor of the Banks and the Agent, which must be satisfactory in form and substance to the Banks and the Agent.

    INDEBTEDNESS: In respect of any Person, all obligations, contingent and otherwise, that in accordance with GAAP should be classified as liabilities, including, without limitation, (a) all debt obligations, (b) all liabilities secured by Liens, (c) all guarantees, recourse agreements, and similar undertakings, (d) all liabilities in respect of bankers' acceptances or letters of credit, and (e) all obligations to purchase, redeem, retire, defease or otherwise make any payment (including mandatory dividends or distributions) in respect of any capital stock or any warrants, rights, or options to acquire capital stock.

    INTEREST PAYMENT DATE. (a) As to each Base Rate Loan, (i) the first Business Day of each calendar month with respect to interest accrued during the previous calendar month, including without limitation, the calendar month which includes the Drawdown Date thereof, (ii) the DIP Maturity Date, unless the Exit Facility Date shall have occurred, and (iii), the Exit Maturity Date, if the Exit Facility Date shall have occurred, and (b) as to any Eurodollar Rate Loan,
(i) the last day of the Interest Period with respect thereto, (ii) the DIP Maturity Date, unless the Exit Facility Date shall have occurred, and (iii) the Exit Maturity Date, if the Exit Facility Date shall have occurred.

    INTEREST PERIOD. With respect to each Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request
(i) for any Base Rate Loan, ending on the last day of each calendar month and
(ii) for any Eurodollar Rate Loan, 1, 2 or 3 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

         (A) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

         (B   if the Borrower shall fail to give notice as provided in Section
    3.5.1, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

         (C) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

         (D) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond (x) the DIP Maturity Date, if the Exit Facility Date shall not have occurred, shall end on the DIP Maturity Date, and (y) the Exit Maturity Date, if the Exit Facility Date shall have occurred, shall end on the Exit Maturity Date.

    INVENTORY SHRINK RESERVE:  At any time, an amount equal to the product of
(a) the Book Value of the Borrower's inventory multiplied by (b) the Inventory Shrink Reserve Percentage then in effect.

    INVENTORY SHRINK RESERVE PERCENTAGE: At the time of reference thereto, a percentage reasonably determined by the Agent from time to time based on commercial finance examinations of the Borrower and its inventory, with regard to the Borrower's historical experience with respect to losses of inventory due to shoplifting, employee theft, inventory errors, and other "shrinkage" events. The parties acknowledge and agree that as of the Effective Date, the Inventory Shrink Reserve Percentage is 2.6%.

    IRC:  The Internal Revenue Code of 1986.

    KITSAP STORE: The Borrower's department store located in the Kitsap Mall, 10315 Silverdale Way Northwest, Silverdale, Washington.

    LANDLORD LIEN RESERVE: At any time of reference, with respect to each Specified Lease, an amount reasonably determined by the Agent as a reserve against inventory located on the leasehold created by such Specified Lease with respect to which the landlord thereof may have a common law or statutory landlord's Lien for unpaid rental obligations senior in priority to the Liens thereon in favor of the Agent for the benefit of the Banks.

    LANDLORD WAIVER: A waiver from the lessor or sublessor of property leased by the Borrower as lessee in substantially the form attached hereto as EXHIBIT B and in any event in form and substance satisfactory to the Agent in all respects.

    LAW OR LAWS: Statue(s), law(s), ordinance(s), regulation(s), order(s), writ(s), injunction(s) or decree(s) of any political or governmental body or Tribunal (federal, state, county, municipal, foreign or domestic, or otherwise) having competent jurisdiction, including, without limitation, Environmental Laws.

    LETTER OF CREDIT:  See Section 4.1 hereof.

    LETTER OF CREDIT APPLICATION:  See Section 4.1 hereof.

    LETTER OF CREDIT FEE:  See Section 4.6 hereof.

    LETTER OF CREDIT PARTICIPATION:  See Section 4.1.3 hereof.

    LETTER OF CREDIT RATE: (a) At all times prior to the Exit Facility Date, the Letter of Credit Rate shall be one and three-quarters percent (1.75%) per annum.

    (b) From the Exit Facility Date to the first Adjustment Date, the Letter of Credit Rate shall be one and three-quarters percent (1.75%) per annum. On the first Adjustment Date and on each subsequent Adjustment Date, by reference to the Borrowers' and its Subsidiaries' audited Financials, the Borrower's and its Subsidiaries' (i) Consolidated EBITDA for the period of the relevant fiscal year then most recently ended shall be calculated, and the lowest Letter of Credit Rate corresponding to the results of such test on the table set forth below shall be determined, (ii) Debt Service Coverage Ratio for the period of the relevant fiscal year then most recently ended shall be calculated, and the lowest Letter of Credit Rate corresponding to the result of such test on the table set forth below shall be determined, (iii) Leverage Ratio determined as of the last day of the relevant fiscal year then most recently ended shall be calculated, and the lowest Letter of Credit Rate corresponding to the result of such test on the table set forth below shall be determined. The three resulting Letter of Credit Rates so indicated by applying such three tests separately shall be compared, and the highest resulting Letter of Credit Rate of such three results shall then be the applicable Letter of Credit Rate (until the next such adjustment):

- --------------------------------------------------------------------------------
           Consolidated         Debt Service        Leverage   Letter of Credit
               EBITDA          Coverage Ratio         Ratio     Rate (per annum)
- --------------------------------------------------------------------------------
Tier 1       Greater than       Greater than       Less than or     1.25%
             or equal to      or equal to 2.00    equal to 1.25
             $13,000,000           to 1.00            to 1.00
- --------------------------------------------------------------------------------
Tier 2       Greater than       Greater than       Less than or     1.50%
             or equal to      or equal to 1.75    equal to 1.75
             $11,000,000           to 1.00            to 1.00
- --------------------------------------------------------------------------------
Tier 3       Greater than       Greater than       Less than or     1.75%
             or equal to      or equal to 1.50    equal to 2.50
             $9,000,000            to 1.00            to 1.00
- --------------------------------------------------------------------------------
Tier 4        Less than        Less than 1.50       Greater than    2.00%
             $9,000,000           to 1.00           2.50 to 1.00
- --------------------------------------------------------------------------------

    Notwithstanding the foregoing, (i) if the Borrower and its Subsidiaries fail to deliver any audited Financials for the prior fiscal year as and when required by Section 10.1(a)(i) hereof, then for the period commencing on the last date on which such audited Financials were to have been delivered continuing to the next Adjustment Date, the Letter of Credit Rate shall be the rate set forth in Tier 4 in the table above, and (ii) all adjustments to the Letter of Credit Rate shall take effect with respect to each particular Letter of Credit immediately on the applicable Adjustment Date.

    LEVERAGE RATIO: On any date of determination, the ratio of (i) Consolidated Total Liabilities of the Borrower and its Subsidiaries to (ii) Consolidated Tangible Net Worth of the Borrower and its Subsidiaries.

    LIENS: Any lien, encumbrance, mortgage, pledge, hypothecation, charge, restriction or other security interest of any kind securing any obligation of any Person.

    LIFO:  See the definition of Book Value.

    LOANS:  Collectively, the DIP Loans and the Exit Loans.

    LOAN DOCUMENTS: This Agreement, the Notes, the Subordination and Intercreditor Agreement (if any), the Fee Letter, the Letter of Credit Applications (if any), and the applicable Security Documents, in each case as amended, modified, supplemented or restated and in effect from time to time.

    LOAN REQUEST:  See Section 3.1 hereof.

    LOCK BOX ACCOUNT:  See Section 3.7 hereof.

    LOCK BOX AGREEMENT: The Lock Box Agreement, in form and substance satisfactory to the Agent, between the Borrower and the Agent.

    MAJORITY BANKS. As of any date, the Banks holding at least 51% of the outstanding principal amount of the Notes on such date; and if no such principal is outstanding, (a) prior to the Exit Facility Date, the Banks whose aggregate DIP Commitments constitute at least 51% of the Total DIP Commitment and (b) from and after the Exit Facility Date, the Banks whose aggregate Exit Commitments constitute at least 51% of the Total Exit Commitment.

    MATERIALLY ADVERSE EFFECT: Any materially adverse effect (resulting from any single event or any combination of multiple events) on, or change in, the financial condition, business operations, properties, or prospects of the Borrower and the Guarantors, individually or taken together, or with respect to the value of the Collateral, or material impairment (resulting from any single event or any combination of multiple events) of the ability of the Borrower or any of the Guarantors to perform its obligations hereunder or under any of the other Loan Documents, or material impairment (resulting from any single event or any combination of multiple events) of the legality, validity, or enforceability of any Loan Document or the perfection or priority of any Lien under any of the Loan Documents.

    MAXIMUM DRAWING AMOUNT: The maximum aggregate amount from time to time that the beneficiaries may draw under all outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

    MAXIMUM RATE:  See Section 3.4(c) hereof.

    MORTGAGE: The mortgage (or deed of trust, as applicable) dated as of a date on or prior to the Exit Facility Date, from the Borrower to the Agent with respect to the fee and leasehold interests of the Borrower in the Real Estate pertaining to the Kitsap Store and in form and substance satisfactory to the Banks and the Agent.

    NOTES:  Collectively, the DIP Notes and the Exit Notes.

    OBLIGATIONS: All indebtedness, obligations and liabilities of the Borrower and the Guarantors to the Agent and the Banks, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any other Loan Document or in respect of any of the Loans or Letters of Credit or the Notes or other instruments at any time evidencing any thereof.

    OECD:  See the definition of Eligible Assignee.

    OPERATING ACCOUNT:  The Borrower's operating account (No. 503-20493) with
FNBB.

    OPERATING CASH FLOW: For any period, an amount equal (without duplication) to (i) Consolidated EBITDA of the Borrower and its Subsidiaries for such period, MINUS (ii) cash payments for all income taxes paid by the Borrower and its Subsidiaries during such period, MINUS (iii) cash payments during such period on account of Capital Expenditures by the Borrower and its Subsidiaries.

    ORDER:  The Financing Order.

    OSHA: The Occupational Safety and Health Act, as amended, and all rules, regulations, judgments, decrees and orders arising thereunder.

    PBGC: The Pension Benefit Guaranty Corporation, and any successor entity or entities bearing similar responsibilities.

    PERFECTION CERTIFICATE: The Perfection Certificate relating to the Security Agreement, executed and delivered by the Borrower, to be in form and substance satisfactory to the Banks and the Agent.

    PERMITTED INVENTORY LOCATION(S): The retail stores and distribution centers of the Borrower located in the United States of America and listed on
SCHEDULE 8(p) hereto, and any future retail stores of the Borrower located in the United States of America, in each case so long as from and after the Exit Facility Date appropriate Uniform Commercial Code financing statements or other applicable documents showing the Borrower as debtor and the Agent as secured party shall have been filed in the proper filing offices in a manner and form sufficient to perfect the Agent's first priority security interest in the inventory and other assets of the Borrower located at such store or other facility.

    PERMITTED LIENS:  See Section 10.2(c) hereof.

    PERMITTED PRIOR LIENS: Valid, perfected and otherwise unavoidable Liens existing as of the Effective Date and listed and described in reasonable detail on SCHEDULE 10.2(C) attached hereto, and, only from and after the Exit Facility Date, landlord Liens (if any) to the extent such Liens are entitled to priority by the operation of Law over the Liens of the Agent and the Banks under the Security Documents.

    PERSON: Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

    PTO:  See Section 9.1.5 hereof.

    RATIFICATION CERTIFICATE: A certificate to be dated the Exit Facility Date in form and substance satisfactory to the Banks and the Agent pursuant to which the Borrower and each of the Guarantors, if any, shall ratify all of the Obligations and the Liens securing the Obligations.

    REAL ESTATE: All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of the Guarantors.

    REGISTER:  See Section 14.3 hereof.

    REIMBURSEMENT OBLIGATION: The Borrower's obligation to reimburse the Agent and the Banks on account of any drawing under any Letter of Credit as provided in Section 4.2 hereof.

    REMY:  Remy Capital Partners III, L.P., a Delaware limited partnership.

    REORGANIZATION PLAN:  A plan or plans of reorganization in the Case.

    REQUIREMENT OF LAW: In respect of any Person, any law, treaty, rule, regulation or determination of an arbitrator, court, or other governmental authority, in each case applicable to or binding upon such Person or affecting any of its property.

    SEAFIRST:  See Section 3.9 hereof.

    SEAFIRST ACCOUNT:  See Section 3.9 hereof.

    SECURITY AGREEMENT: The security agreement dated as of a date on or prior to the Exit Facility Date between the Borrower and the Agent, in form and substance satisfactory to the Banks and the Agent.

    SECURITY DOCUMENTS: The Security Agreement, the Perfection Certificate, the Guaranties, if any, the Mortgage, the Lock Box Agreement, the Trademark Agreement, the Agency Account Agreements, the Ratification Certificate and all other security agreements, pledge agreements, collateral assignment agreements, mortgages, deeds of trust, assignments, or other instruments or documents, in form and substance satisfactory to the Agent and the Banks, which shall grant to the Agent, for the benefit of the Agent and the Banks, credit support for the Obligations or Liens upon any of the Collateral.

    SETTLEMENT: The making of, or receiving of payments, in immediately available funds, among the Banks and the Agent, to the extent necessary to cause each Bank's actual share of the outstanding amount of Loans (after giving effect to any Loan Request) to be equal to each Bank's Commitment Percentage of the outstanding amount of Loans (after giving effect to any Loan Request), where, prior to such event or action, the actual share is not so equal.

    SETTLEMENT AMOUNT:  See Section 3.6(a) hereof.

    SETTLEMENT DATE: (a) The Drawdown Date relating to any Loan Request, (b) Friday of each week, or if Friday is not a Business Day, the Business Day immediately following such Friday, (c) the Business Day immediately following the Agent becoming aware of the existence of an Event of Default, (d) any Business Day on which the aggregate amount of Loans outstanding from FNBB and the Agent PLUS FNBB's Commitment Percentage of the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations is equal to or greater than FNBB's Commitment Percentage of (i) prior to the Exit Facility Date, the Total DIP Commitment or (ii) on or after the Exit Facility Date, the Total Exit Commitment, or (e) the Business Day immediately following any Business Day on which the amount of Loans outstanding increases or decreases by more than $2,000,000 as compared to the previous Settlement Date.

    SETTLING BANK.  See Section 3.6(a) hereof.

    SPECIAL LEASE OBLIGATIONS.  See Section 10.2 hereof.

    SPECIFIED LEASE: Each lease by the Borrower as Lessee of real property at which Eligible Inventory is held and as to which the Agent has not from time to time received evidence, in form and substance satisfactory to the Agent, that based upon then existing law, the landlord of such property would not have or be entitled to claim a lien on inventory superior to the security interest granted to the Agent under the Security Agreements, securing obligations past due or securing future obligations; PROVIDED that no lease for which the Agent shall have received a Landlord Waiver shall be a Specified Lease.

    STORE CREDIT CARD PROGRAM: The Borrower's existing private label credit card program, evidenced by and implemented pursuant to the Store Credit Card Program Documents, and/or any other private label credit card program for purchases of merchandise in the Borrower's stores by its customers, on terms substantially similar to the Store Credit Card Program in effect on the Effective Date or on terms more favorable to the Banks and the Borrower, in each case as shall be approved by the Agent; it being understood that the Store Credit Card

Program may not, in any event, consist of a so-called receivables
"securitization" or similar receivables purchase facility.

    STORE CREDIT CARD PROGRAM DOCUMENTS: The Credit Card Plan Agreement dated as of June 20, 1988, between the Borrower and National City Bank, Columbus, Ohio, a national banking association (formerly known as BancOhio National Bank) ("National City"), as amended by amendments dated September 28, 1992, August 23, 1993, March 30, 1994, and November 2, 1994, in the respective forms thereof delivered to the Agent prior to the Effective Date, evidencing and relating to the Store Credit Card Program, and, to the extent each is approved by the Agent, any amendments, modifications, and successor or substitute documents with respect thereto, evidencing or relating to the Store Credit Card Program as in effect from time to time.

    SUBORDINATED DEBT: Indebtedness of the Borrower to Remy pursuant to the Subordinated Debt Documents in a maximum principal amount not to exceed $5,000,000 that is expressly subordinated and made junior to the payment and performance in full of the Obligations and evidenced as such by the Subordination and Intercreditor Agreement and by an order of the Bankruptcy Court in form and substance satisfactory to the Agent incorporating by reference the terms of the Subordination and Intercreditor Agreement.

    SUBORDINATED DEBT DOCUMENTS: The Debtor in Possession Credit Agreement by and between the Borrower and Remy, the "Note" issued pursuant thereto, and all documents and instruments executed and delivered in connection therewith, in each case in the form thereof delivered to and approved in writing by the Agent, as initially executed, whether on or after the Effective Date.

    SUBORDINATION AND INTERCREDITOR AGREEMENt. The Subordination and Intercreditor Agreement by and among the Borrower, Remy and the Agent and in form and substance satisfactory to the Agent, relating to the Subordinated Debt Documents.

    SUBSIDIARY: In respect of any Person, any business entity of which such Person at any time owns or controls directly or indirectly more than fifty percent (50%) of the outstanding shares of stock or similar equity interests having voting power, regardless of whether such right to vote depends upon the occurrence of a contingency.

    SUPER-PRIORITY CLAIM: A claim against the Borrower or its estate in the Case which is an administrative expense claim having priority over (a) any and all allowed administrative expenses and (b) unsecured claims now existing or hereafter arising including, without limitation, administrative expenses of the kind specified in Section 503(b), 506(c) or 507(b) of the Bankruptcy Code.

    TOTAL DEBT SERVICE: For any period, an amount equal to the result (without duplication) of (i) Consolidated Total Interest Expense and any other cash financing fees for such period, but excluding in any event the fees payable pursuant to Section 6.1(a) hereof (whether such fees under Section 6.1(a) are capitalized or expensed), and excluding in any event the facility fee to be paid at the closing under (and as provided in) the Subordinated Debt Documents (whether such facility fee is capitalized or expensed), PLUS (ii) the sum of all payments with respect to principal on Indebtedness that became due and payable or are due to become due and payable during such period pursuant to any agreement or instrument to which the Borrower or any of its Subsidiaries is a party relating to the borrowing of money or the obtaining of credit or in respect of Capitalized Leases, PROVIDED that demand obligations shall be deemed to be due and payable during every fiscal period during which such obligations are outstanding.

    TOTAL DIP COMMITMENT: The sum of the DIP Commitments of the Banks, as in effect from time to time.

    TOTAL EXIT COMMITMENT: The sum of the Exit Commitments of the Banks, as in effect from time to time.

    TOTAL OUTSTANDINGS: At any time of determination, the sum of (a) the aggregate principal amount of Loans outstanding, PLUS (b) the Maximum Drawing Amount of all Letters of Credit, PLUS (c) all Unpaid Reimbursement Obligations.

    TRADEMARK AGREEMENT: The Trademark Collateral Assignment and Security Agreement dated as of a date on or prior to the Exit Facility Date made by the Borrower in favor of the Agent and in form and substance satisfactory to the Banks and the Agent.

    TRIBUNAL: Any agency, board, business, commission, court, department, instrumentality or tribunal of any political or government authority having competent legislative or judicial jurisdiction.

    TYPE: As to any DIP Loan or Exit Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

    UCC:  See Section 9.1.5 hereof.

    UNIFORM CUSTOMS: The Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor thereto.

    UNPAID REIMBURSEMENT OBLIGATION: Any Reimbursement Obligation for which the Borrower has not reimbursed the Agent and the Banks on the date specified in, and in accordance with, Section 4.2 hereof.

    Section 1.2. RULES OF INTERPRETATION.

         (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

         (b) The singular includes the plural and the plural includes the singular.

         (c) A reference to any law includes any amendment or modification to such law.

         (d) A reference to any Person includes its permitted successors and permitted assigns.

         (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

         (f)  The words "include", "includes" and "including" are not limiting.

         (g) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in Massachusetts, have the meanings assigned to them therein.

         (h) Reference to a particular "Section" refers to that section of this Agreement unless otherwise indicated.

         (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

                 Section 2. DEBTOR IN POSSESSION AND EXIT FACILITIES.


    Section 2.1. COMMITMENT TO LEND DIP LOANS. Upon the terms and subject to the conditions of this Agreement, each of the Banks severally agrees to lend to the Borrower such sums that the Borrower may request from time to time up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's DIP Commitment MINUS such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, from the date hereof until but not including the DIP Maturity Date, PROVIDED that (a) the aggregate principal amount of all DIP Loans outstanding (after giving effect to all amounts requested) shall not exceed any specific amount approved by the Bankruptcy Court to be borrowed solely for DIP Loans in the Financing Order, (b) the Total Outstandings (after giving effect to all amounts requested) shall not exceed the lesser of (i) the Total DIP Commitment, and (ii) the amount approved to be borrowed by way of DIP Loans and Letters of Credit in the Financing Order, and (c) the Total Outstandings (after giving effect to all amounts required) MINUS

Cash Collateralized Letters of Credit shall not exceed the Borrowing Base then in effect. Except as otherwise provided herein, the DIP Loans shall be made PRO RATA in accordance with each Bank's Commitment Percentage.

    Section 2.2 REPAYMENTS OF DIP LOANS.

         (a) The Borrower hereby agrees to pay each Bank on the DIP Maturity Date, unless the Exit Facility Date occurs on such date and the DIP Loans outstanding on such date are converted into Exit Loans as provided in
    Section 2.3 hereof, the entire unpaid principal of and interest on such Bank's DIP Note. If the Exit Facility Date does not occur on the DIP Maturity Date, all other Obligations evidenced by the DIP Notes shall, if not sooner paid, become and be absolutely due and payable by the Borrower on the DIP Maturity Date.

         (b) The Borrower may elect to prepay the outstanding principal of all or any part of any DIP Loan, without premium or penalty, PROVIDED that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loan pursuant to this Section 2.2(b) made on any day other than the last day of the Interest Period relating thereto shall subject the Borrower to the indemnification provisions of Section 5.6 hereof. Except as otherwise provided in Section 3.7, the Borrower shall give the Agent written, telegraphic or telephonic notice no later than (i) 10:00 a.m. Boston time on the date of such prepayment of Base Rate Loans and (ii) 12:00 noon Boston time three (3) Eurodollar Business Days prior to the date of such prepayment of Eurodollar Rate Loans, in either case specifying the proposed date of prepayment and the principal amount to be prepaid. Each such partial prepayment of the DIP Loans shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Subject to the conditions of Section 2.1 hereof, amounts so prepaid may be reborrowed.

         (c) If at any time the DIP Loans outstanding shall exceed any specific amount approved to be borrowed solely by way of DIP Loans in the Financing Order, the Borrower shall immediately pay the amount of such excess to the Agent for PRO RATA application to the DIP Loans in accordance with each Bank's Commitment Percentage. If at any time the Total Outstandings shall exceed the lesser of (i) the Total DIP Commitment, and
    (ii) the amount approved to be borrowed by way of DIP Loans and Letters of Credit in the Financing Order, the Borrower shall immediately pay the amount of such excess to the Agent for PRO RATA application to the DIP Loans in accordance with each Bank's Commitment Percentage or, if no DIP Loans are then outstanding, to be held by the Agent as cash collateral to secure payment of all Reimbursement Obligations up to the amount of 105% of the Maximum Drawing Amount. If at any time the Total Outstandings MINUS Cash Collateralized Letters of Credit shall exceed the Borrowing Base then in effect, the Borrower shall immediately pay the amount of such excess to the Agent for PRO RATA application to the DIP Loans in accordance with each Bank's Commitment Percentage or, if no DIP Loans are then outstanding, to be held by the Agent as cash collateral to secure payment of all Reimbursement Obligations up to the amount of 105% of the Maximum Drawing Amount.

         (d) Prior to the Exit Facility Date, during a period of thirty (30) consecutive days during the period beginning on December 15, 1996 and ending on January 31, 1997, the Borrower shall be required to make such prepayments in respect of the DIP Loans and to take such other actions as shall be necessary to cause the aggregate amount of the Total Outstandings not to exceed $21,500,000 on each day of such applicable period of thirty
    (30) consecutive days.

    Section 2.3. CONVERSION OF DIP LOANS INTO EXIT LOANS; COMMITMENT TO LEND EXIT LOANS.

         (a) Upon the satisfaction of the conditions precedent set forth in Sections 9.2 and 9.3 hereof, the DIP Loans outstanding on the Exit Facility Date shall automatically convert into Exit Loans hereunder.

         (b) Upon the terms and subject to the conditions of this Agreement, each of the Banks severally agrees to lend to the Borrower such sums that the Borrower may request up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Exit Commitment MINUS such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, from the Exit Facility Date until but not including the Exit Maturity Date, PROVIDED that (i) the Total Outstandings (after giving effect to all amounts requested) shall not exceed the Total Exit Commitment and (ii) the Total Outstandings (after giving effect to all amounts requested) MINUS Cash Collateralized Letters of Credit shall not exceed the Borrowing Base then in effect. Except as otherwise provided herein, the Exit Loans shall be made PRO RATA in accordance with each Bank's Commitment Percentage.

    Section 2.4. REPAYMENT OF EXIT LOANS.

         (a) The Borrower hereby agrees to pay each Bank on the Exit Maturity Date the entire unpaid principal of and interest on such Bank's Exit Note. All other Obligations evidenced by the Exit Notes shall, if not sooner paid, become and be absolutely due and payable by the Borrower on the Exit Maturity Date.

         (b) The Borrower may elect to prepay the outstanding principal of all or any part of any Exit Loan, without premium or penalty, PROVIDED that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loan pursuant to this Section 2.4(b) made on any day other than the last day of the Interest Period with respect thereto shall subject the

    Borrower to the indemnification provisions of Section 5.6 hereof. Except as otherwise provided in Section 3.7, the Borrower shall give the Agent written telegraphic or telephonic notice no later than (i) 10:00 a.m. Boston time on the date of such prepayment of Base Rate Loans and (ii) 12:00 noon Boston time three (3) Eurodollar Business Days prior to the date of such prepayment of Eurodollar Rate Loans, in either case specifying the proposed date of prepayment and the principal amount to be prepaid. Each such partial prepayment of the Exit Loan shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Subject to the conditions of Section 2.3(b) hereof, amounts so prepaid may be reborrowed.

         (c) If at any time the Total Outstandings shall exceed the Total Exit Commitment then in effect, the Borrower shall immediately pay the amount of such excess to the Agent for PRO RATA application to the Exit Loans in accordance with each Bank's Commitment Percentage or, if no Exit Loans are then outstanding, to be held by the Agent as cash collateral to secure payment of all Reimbursement Obligations up to the amount of 105% of the Maximum Drawing Amount. If at any time the Total Outstandings MINUS Cash Collateralized Letters of Credit shall exceed the Borrowing Base then in effect, the Borrower shall immediately pay the amount of such excess to the Agent for PRO RATA application to the Exit Loans in accordance with each Bank's Commitment Percentage or, if no Exit Loans are then outstanding, to be held by the Agent as cash collateral to secure payment of all Reimbursement Obligations up to the amount of 105% of the Maximum Drawing Amount.

         (d)  From and after the Exit Facility Date, during a period of thirty
    (30) consecutive days during the period beginning on December 15, 1996 and ending on January 31, 1997, the Borrower shall be required to make such prepayments in respect of the Exit Loans and to take such other actions as shall be necessary to cause the aggregate amount of the Total Outstandings not to exceed (i) if a Capital Raising Event shall not have occurred, $21,500,000 or (ii) if a Capital Raising Event shall have occurred, $11,500,000, in each case on each day of such applicable period of thirty
    (30) consecutive days.

         (e)  From and after the Exit Facility Date, during a period of thirty
    (30) consecutive days during each of the period beginning on December 15, 1997 and ending on January 15, 1998 and the period beginning on December 15, 1998 and ending on January 15, 1999, the Borrower shall be required to make such prepayments in respect of the Exit Loans and to take such other actions as shall be necessary to cause the aggregate amount of the Total Outstandings not to exceed (i) if a Capital Raising Event shall not have occurred, $21,500,000 or (ii) if a Capital Raising Event shall have occurred, $9,000,000, in each case on each day of such applicable period of thirty (30) consecutive days.

    Section 2.5. REDUCTION OF COMMITMENTS. The Borrower may elect to reduce the Total DIP Commitment or the Total Exit Commitment, as applicable, by a minimum principal amount of $1,000,000 or a greater integral multiple of $1,000,000 or to terminate the Total DIP Commitment or the Total Exit Commitment, as applicable, upon written notice to the Agent given by 10:00 a.m. Boston time at least two (2) Business Days prior to the date of such reduction or termination. The Borrower shall not be entitled to reinstate the Total DIP Commitment or the Total Exit Commitment, as applicable, following any such reduction or termination.


                        Section 3. CERTAIN COMMON PROVISIONS.

    Section 3.1. REQUEST FOR LOAN ADVANCES.  Except as otherwise provided in
Section 3.2 hereof, the Borrower shall notify the Agent in writing or telephonically (each such notice, a "Loan Request"), not later than (a) 3:00 p.m. Boston time on the day of the Drawdown Date (which date must be a Business
Day) of any Base Rate Loan being requested and (b) 12:00 noon Boston time three
(3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such Loan Request shall specify (i) the principal amount of the Loan requested (which shall be, in the case of any Eurodollar Rate Loan, in a minimum aggregate amount of $1,000,000 or an integral multiple thereof), (ii) the proposed Drawdown Date of such Loan, (iii) the Interest Period for such Loan and (iv) the Type of such Loan. No Loan may be made as a Eurodollar Rate Loan during the continuance of a Default or Event of Default. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Subject to the foregoing and except as otherwise provided in
Section 3.2 hereof, so long as the DIP Commitments or the Exit Commitments, as applicable, are then in effect and the applicable conditions set forth in
Section 9 hereof have been met, each of the Banks will make available to the Agent no later than 4:00 p.m. Boston time on the Drawdown Date, at the Agent's Head Office, in immediately available funds, its PRO RATA share, based upon such Bank's Commitment Percentage, of the amount requested. Except as otherwise provided in Section 3.2 hereof, upon receipt from each Bank of such amount, the Agent will make available to the Borrower the aggregate amount of such Loan by transferring such amount to the Operating Account not later than the close of business on such Drawdown Date. The Borrower shall be deemed to make and to have made automatic Loan Requests for Base Rate Loans from time to time at the appropriate times, and in the appropriate amounts, necessary to credit sufficient funds to the Operating Account for direct application to the payment when due of any and all interest, fees and expenses payable hereunder.

    Section 3.2. OTHER METHODS OF FUNDING;  AUTHORIZED ADVANCES.
Notwithstanding the notice requirement set forth in Section 3.1 hereof, but otherwise in accordance with the terms and conditions of this Agreement,

         (a) each of the Banks agrees to make DIP Loans or, as the case may be, Exit Loans (from and after the Exit Facility Date) to the Borrower sufficient to pay any Unpaid Reimbursement Obligations on the date on which such Reimbursement Obligations become Unpaid Reimbursement Obligations;

         (b) the Agent may, in its sole discretion and without conferring with the Banks, make DIP Loans or, as the case may be, Exit Loans (from and after the Exit Facility Date) to the Borrower hereunder (i) by causing funds to be credited to the Operating Account to cover checks or other items or charges which the Borrower has drawn or made against such account or (ii) in amounts as otherwise requested by the Borrower as set forth in
    Section 3.1; and

         (c) the Agent may, in its sole discretion and without conferring with the Banks, make DIP Loans or, as the case may be, Exit Loans (from and after the Exit Facility Date) by causing funds in the appropriate sufficient amounts to be credited to the Operating Account for direct application to the payment when due of any and all interest, fees and expenses payable hereunder.

    The Borrower hereby requests and authorizes the Agent to make from time to time such Loans (A) by means of paying such Unpaid Reimbursement Obligations,
(B) by advancing funds that are credited to the Operating Account sufficient to cover checks and other items or charges then presented to the Operating Account, or otherwise funding the Operating Account, and (C) by advancing funds that are credited to the Operating Account sufficient to cover any and all interest, fees and expenses payable hereunder, and hereby authorizes and requests the Agent to debit the Operating Account in an amount equal to any such interest, fees and
expenses.   The Borrower acknowledges and agrees that the making of such Loans shall, in each case, be subject in all respects to provisions of this Agreement including, without limitation, the limitations set forth in Sections 2.1 and 2.3 hereof and the requirements that the applicable conditions in Section 9 hereof be satisfied. All actions taken by the Agent pursuant to the provisions of this
Section 3.2 shall be conclusive and binding on the Borrower, absent manifest error. Loans made pursuant to this Section 3.2 shall be Base Rate Loans until converted in accordance with the provisions of this Agreement, and prior to a Settlement, interest on Loans made pursuant to this Section 3.2 shall be for the account of the Agent.

    Section 3.3. PROMISSORY NOTES.

         (a) The obligation of the Borrower to repay to the Banks the principal of the DIP Loans and interest accrued thereon shall be evidenced by separate promissory notes dated the Effective Date (the "DIP Notes"), completed with the appropriate insertions and in the form attached hereto as EXHIBIT C. One DIP Note shall be payable to the order of each Bank in a principal amount equal to such Bank's DIP

    Commitment or, if less, the outstanding amount of all DIP Loans made by such Bank, plus interest accrued thereon, as set forth below.

         (b) The obligation of the Borrower to repay to the Banks the principal of the Exit Loans and interest accrued thereon shall be evidenced by separate promissory notes dated the Exit Facility Date (the "Exit Notes"), completed with the appropriate insertions and in the form attached hereto as EXHIBIT D. One Exit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Exit Commitment or, if less, the outstanding amount of all Exit Loans made by such Bank, plus interest accrued thereon, as set forth below.



    Section 3.4. INTEREST.

         (a) So long as no Event of Default has occurred and is continuing, the Borrower shall pay interest on the Loans as follows: (i) the Base Rate Loans shall bear interest for the period commencing with the respective Drawdown Dates thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum which is equal to the sum of (A) the Base Rate PLUS (B) the Base Rate Margin as in effect from time to time,
    (ii) each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum which is equal to the sum of (A) the Eurodollar Rate determined for such Interest Period PLUS (B) the Eurodollar Rate Margin as in effect from time to time, and
    (iii) the Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

         (b) While an Event of Default is continuing amounts payable under any of the Loan Documents shall bear interest (compounded monthly and payable on demand in respect of overdue amounts) at a rate per annum which is equal to the greater of (i) the sum of (A) the Base Rate PLUS (B) three percent (3%) and (ii) the applicable rate of interest otherwise applicable to the principal of any Loans included in such overdue amounts, until such amount is paid in full (after as well as before judgment) or until such Event of Default has been cured or waived in writing in accordance with Section 16.4 hereof.

         (c) Notwithstanding any other provision of this Agreement, no Loan shall bear interest at a rate per annum (the "Applicable Rate") greater than the Maximum Rate permitted by applicable Law as the same exists from day to day during the term hereof (the "Maximum Rate"). If at any time the Applicable Rate shall exceed the Maximum Rate, thereby causing the interest on the Loans to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest on the Loans below the Maximum Rate until the aggregate amount of interest accrued on the Loans equals the aggregate amount of interest which would have accrued on the Loans if the Applicable Rate had at all times been in effect.

    Section 3.5. CONVERSION OPTIONS FOR BASE RATE AND EURODOLLAR LOANS.

         Section 3.5.1. CONVERSION TO DIFFERENT TYPE OF LOAN. The Borrower may elect from time to time to convert any outstanding Base Rate Loan or Eurodollar Rate Loan to a Loan of another Type, PROVIDED that (a) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, the Borrower shall give the Bank written notice of such election no later than 12:00 Noon Boston time on the proposed date of such conversion;
    (b) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Bank written notice of such election no later than 12:00 Noon Boston time three (3) Eurodollar Business Days prior to the proposed date of such conversion; (c) with respect to any such conversion of a Eurodollar Rate Loan into a Loan of another Type, such conversion shall only be made on the last day of the Interest Period with respect thereto; and (d) no Loan may be made as, or converted into, a Eurodollar Rate Loan during the continuance of a Default or Event of Default. On the date on which such conversion is being made each Bank shall take such action as is necessary to fund such Loans through its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Loans of any Type may be converted into a Loan of another Type as provided herein, PROVIDED that any partial conversion into a Eurodollar Rate Loan shall be in a minimum aggregate amount of $1,000,000 or an integral multiple thereof. Each Conversion Request relating to the conversion of a Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

         Section 3.5.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Loan of any Type may be continued as a Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 3.5.1; PROVIDED that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be converted automatically to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan, such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the applicable Interest Period relating thereto. The Agent shall notify the Banks when any such automatic conversion contemplated by this Section 3.5 is scheduled to occur.

         Section 3.5.3. EURODOLLAR RATE LOANS. Any conversion to or from Eurodollar Rate Loans shall be in such amounts and shall be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $1,000,000 or a larger integral multiple thereof. No more than four (4) Eurodollar Rate Loans having different Interest Periods shall be outstanding at any time.

    Section 3.6. SETTLEMENTS; FAILURE TO MAKE FUNDS AVAILABLE.

         (a) On each Settlement Date, the Agent shall, not later than 1:00 p.m. Boston time, give telephonic or facsimile notice (i) to the Banks and the Borrower of the respective outstanding amount of Loans made by the Agent on behalf of the Banks from the immediately preceding Settlement Date through the close of business on the prior day, (ii) to the Banks of the unfunded amount, if any, of each Loan requested pursuant to Sections 2.1 or
    2.3 hereof as of such date, and (iii) to the Banks of the amount (a "Settlement Amount") that each Bank (the "Settling Bank") shall pay to effect a Settlement of any Loan. A statement of the Agent submitted to the Banks and the Borrower or to the Banks with respect to any amounts owing under this Section 3.6 shall be PRIMA FACIE evidence of the amount due and owing. Each Settling Bank shall, not later than 3:00 p.m. Boston time on such Settlement Date, effect a wire transfer of immediately available funds to the Agent in the amount of the Settlement Amount. All funds advanced by any Bank as a Settling Bank pursuant to this Section 3.6 shall for all purposes be treated as a Loan made by such Settling Bank to the Borrower and all funds received by any Bank pursuant to this Section 3.6 shall for all purposes be treated as a repayment of amounts owed with respect to Loans made by such Bank.

         (b) The Agent may, unless notified to the contrary by any Bank prior to a Settlement Date, assume that such Bank has made or will make available to the Agent on such Settlement Date the amount of such Bank's Settlement Amount, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding appropriate amount of a requested Loan. If any Bank makes available to the Agent such amount on a date after such Settlement Date, such Bank shall pay to the Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by such Agent during each day included in such period, TIMES (ii) the amount of such Settlement Amount, TIMES (iii) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to such Agent, and the denominator of which is 365.
    A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be PRIMA FACIE evidence of the amount due and owing to the Agent by such Bank. If such Bank's Settlement Amount is not made available to the Agent by such Bank within three (3) Business Days following such Settlement Date, such Bank shall be deemed to be a Delinquent Bank and the provisions of Section 13.5(e) hereof shall apply thereto.

         (c) The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Settlement Date the amount of its Settlement Amount (i) shall not relieve any other Bank from its several obligations hereunder to make available to the Agent the amount of such other Bank's Settlement Amount and (ii) shall not impose upon such other Bank any liability with respect to such failure or refusal or otherwise increase the DIP Commitment or the Exit Commitment, as the case may be, of such other Banks.



    Section 3.7. LOCK BOX ACCOUNT AND APPLICATION OF FUNDS.

    (a) The Borrower will, subject to Section 3.9 hereof, (i) on or prior to the Effective Date, establish (and will at all times thereafter maintain) a depository lock box and concentration account (the "Lock Box Account") with the Agent and under the control of the Agent, as contemplated by this Agreement by and the terms of the Lock Box Agreement, and (ii) except as otherwise provided in Section 3.9 hereof, and except for those certain types of payments described on SCHEDULE 3.7A hereto, at all times direct its account debtors and obligors on instruments or its other obligors with respect to any of the Collateral, including payments with respect to the Store Credit Card Program, in each case pursuant to a notification letter (a "Direct Collection Letter") in form and substance satisfactory to the Agent, to make all payments on or with respect to any of the Collateral or otherwise due or to become due to the Borrower (and, except as otherwise provided below in this Section 3.7 with respect to cash allowed to be held in the Borrower's stores overnight and funds properly held in payroll accounts (whether for payroll or for applicable withholding tax) or sales tax trust accounts, the Borrower will at all times otherwise cause all cash proceeds of Collateral and other funds it may hold or receive from time to time to be deposited and transferred) directly to the Lock Box Account or into one or more of the deposit accounts maintained with the institutions listed on
SCHEDULE 3.7 attached hereto (other than accounts thereon described as payroll accounts or sales tax trust accounts), for each of which deposit accounts there shall be in full force and effect (other than for such payroll accounts and such sales tax trust accounts) an agency account agreement in form and substance satisfactory to the Agent (collectively, the "Agent Account Agreements") pursuant to which all collected funds in each such deposit account (other than amounts not to exceed $500,000 with respect to all such accounts in the aggregate which may be retained therein on an overnight basis as of the end of each day, except that such amount shall be zero during the continuance of an Event of Default occurring upon the stated maturity of the Obligations or in respect of which there is an Acceleration in effect) shall be transferred to the Lock Box Account on a daily basis. If, notwithstanding the issuance of such Direct Collection

Letters or any prior instructions, the Borrower receives any cash proceeds of any of the Collateral, whether in the form of money, checks or otherwise, such Person will hold such cash proceeds in trust for the benefit of the Agent and the Banks and deposit such cash proceeds promptly into any deposit account for which an Agency Account Agreement is in effect or promptly turn over such cash proceeds (other than, in any such event, an amount of cash not to exceed $500,000 with respect to all stores in the aggregate as of the end of each day which may be retained in the Borrower's stores on an overnight basis) to the Agent in the identical form received by the deposit of the same to the Lock Box Account. During the period from February 1 to October 31 of each year, the aggregate of cash proceeds which may be retained in deposit accounts and stores as of the end of each day may not exceed a total sum of $800,000.

    (b) Prior to the occurrence of an Event of Default, the Agent shall, on the date of receipt by the Agent of any and all cash proceeds from account debtors or obligors or pursuant to the Agency Account Agreements, or (as the case may be) from the Borrower (or from Seafirst pursuant to Section 3.9) so deposited in the Lock Box Account and on a provisional basis until final receipt of good collected funds, apply all such cash proceeds which were deposited to the Lock Box Account in the form of money, checks or like items as follows:

              (i) FIRST, to all amounts due and payable under this Agreement other than the outstanding principal amount of the DIP Loans or Exit Loans, as applicable, and other than Unpaid Reimbursement Obligations;

              (ii) SECOND, to the unpaid principal amount of all DIP Loans or Exit Loans, as applicable, consisting of Base Rate Loans and all Unpaid Reimbursement Obligations;

              (iii) THIRD, to the unpaid principal amount of all DIP Loans or Exit Loans, as applicable, consisting of Eurodollar Rate Loans (with the provisions of Section 5.6 hereof applicable thereto), or at the Borrower's option, to provide cash collateral in an amount equal to 105% of the principal amount of all outstanding Eurodollar Rate Loans (to be applied thereto at the end of the applicable Interest Period);

              (iv) FOURTH, the Agent shall cause any excess to be credited to the Operating Account.

    (c) Following the occurrence and during the continuance of an Event of Default, such cash proceeds shall be distributed for application as provided in
Section 11.4 hereof. All prepayments of the Loans and Unpaid Reimbursement Obligations pursuant to this Section 3.7 shall be allocated among the Banks holding the same, in proportion, as nearly as practicable, to the respective unpaid principal amount thereof outstanding, with adjustments to the extent practicable to equalize any prior payments not in proportion; PROVIDED that, prior to any Settlement Date, all prepayments of the Loans and Unpaid Reimbursement Obligations shall be applied, in accordance with this Section 3.7, first to outstanding Loans and Unpaid Reimbursement Obligations of the Agent, and then to other outstanding Loans and Unpaid Reimbursement Obligations ratably in accordance with the outstanding amounts thereof. Section 11.4 shall apply in the case of an Event of Default. For purposes of the foregoing provisions of this Section 3.7, the Agent shall not be deemed to have received any such cash proceeds on any day unless received by the Agent before 3:00 p.m. Boston time on such day. The Borrower and each of the Guarantors further acknowledges and agrees that any such provisional credit by the Agent shall be subject to reversal, and hereby agrees to indemnify the Agent with respect thereto, if final collection in good collected funds of the related item is not received by the Agent in accordance with the Agent's customary procedures and practices for collecting provisional items.

    Section 3.8. FEES AND EXPENSES. The Borrower agrees to pay to the Agent for the Agent's account any and all fees, costs and expenses which the Agent incurs in connection with the opening and maintenance of the Lock Box Account and the Operating Account and the deposit for collection by the Agent of any check or other item of payment. The Borrower agrees to indemnify the Agent and to hold the Agent harmless from and against any loss, cost or expense sustained or incurred by the Agent on account of any claims arising in connection with the Agent's operation of the Lock Box Account or the Operating Account or in respect of the Lock Box Agreement.

    Section 3.9. SEAFIRST CONCENTRATION ACCOUNT.  Notwithstanding the
provisions of Section 3.7 hereof, during the period beginning on the Effective Date and ending on that date which is thirty (30) days after the Exit Facility Date, the Borrower may maintain in place its existing concentration account arrangements with Bank of America, N.W. N.A., d/b/a Seafirst Bank ("Seafirst"), pursuant to which all payments on or with respect to any of the Collateral and all other funds held or received (other than funds properly held in payroll accounts (whether for payroll or for applicable withholding tax) or sales tax trust accounts, and other than amounts not to exceed $500,000 in cash with respect to all stores in the aggregate as of the end of each day which may be retained in the Borrower's stores on an overnight basis) shall be paid or transferred daily into the deposit accounts maintained with the depository
institutions listed on SCHEDULE 3.9 attached hereto.   The Borrower hereby
covenants and agrees that (i) it shall cause each such depository institution to transfer all collected funds in such deposit accounts (except for amounts not to exceed $500,000 with respect to all such accounts in the aggregate which may be retained therein on an overnight basis as of the end of each day, except that such amount shall be zero during the continuance of an Event of Default occurring upon the stated maturity of the Obligations or in respect of which there is an Acceleration in effect) to the Borrower's concentration account with Seafirst (the "Seafirst Account") on a daily or almost daily basis, (ii) it shall at all times maintain in full force and effect an Agency Account Agreement with

Seafirst in favor of the Agent with respect to the Seafirst Account under which all collected funds therein are transferred to the Lock Box Account on a daily basis, for application to the Obligations in the order (and pursuant to the procedure) set forth in Section 3.7, and (iii) the Seafirst Account shall be closed no later than the date which is thirty (30) days after the Exit Facility Date and all payments on or with respect to any of the Collateral and such other funds shall thereafter be made in accordance with the provisions of Section 3.7. The Borrower acknowledges and agrees that the amounts of cash otherwise permitted to be retained in stores overnight and amounts otherwise permitted to be retained in deposit accounts overnight pursuant to Sections 3.7 and 3.9 hereof, respectively, shall be without duplication, and shall not in any event exceed $500,000 in aggregate amounts otherwise permitted to be held overnight in stores and $500,000 in aggregate amounts otherwise permitted to be held overnight in deposit accounts, respectively, whether pursuant to Section 3.7 or
Section 3.9 or both. During the period from February 1 to October 31 of each year, the aggregate of cash proceeds which may be retained in deposit accounts and stores as of the end of each day may not exceed a total sum of $800,000.

                        Section 4. LETTER OF CREDIT FACILITY.


    Section 4.1. LETTER OF CREDIT COMMITMENT. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Agent's customary form (a "Letter of Credit Application"), the Agent on behalf of the Banks and in reliance upon the agreement of the Banks set forth in Section 4.1.4 hereof and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew from time to time from the date hereof until but not including the DIP Maturity Date, or, if the Exit Facility Date occurs, the Exit Maturity Date, for the account of the Borrower, standby and documentary letters of credit (each such letter of credit issued hereunder, a "Letter of Credit"), in such form as may be requested by the Borrower and agreed to by the Agent; PROVIDED, HOWEVER, that (a) at all times prior to the Exit Facility Date, after giving effect to such request, (i) the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations shall not exceed the lesser of (A) $3,000,000 or (B) any specific amount approved by the Bankruptcy Court solely for Letters of Credit in the Financing Order, (ii) the Total Outstandings shall not exceed the lesser of (A) the Total DIP Commitment or (B) the amount approved to be borrowed by way of DIP Loans and Letters of Credit in the Financing Order and (iii) the Total Outstandings MINUS the Cash Collateralized Letters of Credit shall not exceed the Borrowing Base then in effect, and (b) at all times from and after the Exit Facility Date, after giving effect to such request, (i) the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations shall not exceed $3,000,000, (ii) the Total Outstandings shall not exceed the Total Exit Commitment, and (iii) the Total Outstandings MINUS the Cash Collateralized Letters of Credit shall not exceed the Borrowing Base then in effect. Upon the satisfaction of the conditions precedent set forth in Sections 9.2 and 9.3 hereof, the Letters of Credit (if any) outstanding on the Exit Facility Date shall automatically convert into Letters of Credit deemed to be issued under the credit facility that is provided herein to be available from and after the Exit Facility Date. On the Effective Date the Agent may issue certain Letters of Credit to support or secure letters of credit issued pursuant to the Foothill DIP Facility for the account of the Borrower, PROVIDED that the Borrower demonstrates to the satisfaction of the Agent that the reimbursement obligation with respect to each such letter of credit was previously fully secured by a prior perfected and unavoidable security interest in collateral provided to the issuer of such letter of credit by the Borrower.

         Section 4.1.1. THIS AGREEMENT TO GOVERN. Each Letter of Credit Application shall be completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Agreement, then the provisions of this Agreement shall, to the extent of any such inconsistency, govern.

         Section 4.1.2. TERMS AND DURATION OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things,
    (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein and (b) have an expiry date no later than the DIP Maturity Date or, if the Exit Facility Date shall have occurred, the Exit Maturity Date. No later than the date which is thirty (30) days prior to the Exit Maturity Date, and with respect to each (if any) Letter of Credit issued on or after the commencement of such thirty (30) day period, the Borrower shall secure the Reimbursement Obligations with respect to all Letters of Credit then outstanding by (i) providing to the Agent cash collateral in an amount equal to 105% of the Maximum Drawing Amount of all such Letters of Credit or (ii) providing to the Agent "back to back" letters of credit, in an amount equal to 105% of such Maximum Drawing Amount, which shall in each case be in form and substance and issued by a bank satisfactory to the Agent in its sole and absolute discretion. Such cash collateral may from time to time be released by the Agent, and the amount of such "back to back" letters of credit may from time to time be reduced with the agreement of the Agent, in each case in its reasonable discretion, to an amount equal to 105% of the Maximum Drawing Amount of the Letters of Credit secured thereby in the event that the Maximum Drawing Amount of such Letters of Credit secured thereby is reduced, PROVIDED that no Event of Default exists after giving effect to any such release of cash collateral or such reduction. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

         Section 4.1.3. REIMBURSEMENT OBLIGATIONS OF BANKS. Each Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment

    Percentage, to reimburse the Agent on demand for the amount of each draft paid by the Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to Section 4.2 hereof (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

         Section 4.1.4. PARTICIPATIONS OF BANKS. Each such payment made by a Bank pursuant to Section 4.1.3 hereof shall be treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligations under Section 4.2 hereof in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to Section 4.2 hereof.

    Section 4.2. REIMBURSEMENT OBLIGATIONS OF THE BORROWER. In order to induce the Agent to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby absolutely and unconditionally agrees to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Agent hereunder,

         (a)  except as otherwise expressly provided in Sections 4.2(b) through
    (e), on each date that any draft presented under such Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment with respect thereto, (i) the amount paid by the Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Agent or any Bank in connection with any payment made by the Agent under, or with respect to, such Letter of Credit,

         (b) prior to the Exit Facility Date, upon reduction of the Total DIP Commitment (but not the termination of such commitment) to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Agent and the Banks as cash collateral for all Reimbursement Obligations,

         (c) from and after the Exit Facility Date, upon reduction of the Total Exit Commitment (but not the termination of such commitment) to an amount less than the Maximum Drawing Amount, an amount equal to 105% of such difference, which amount shall be held by the Agent for the benefit of the Agent and the Banks as cash collateral for all Reimbursement Obligations,

         (d) prior to the Exit Facility Date, upon the termination of the Total DIP Commitment, or upon the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with
    Section 11 hereof, an amount equal to 105% of the Maximum Drawing Amount, which amount shall be held by the Agent for the benefit of the Agent and the Banks as cash collateral for all Reimbursement Obligations, and

         (e) from and after the Exit Facility Date upon the termination of the Total Exit Commitment, or upon acceleration of the Reimbursement Obligations with respect to all Letter of Credit in accordance with Section 11 hereof, an amount equal to 105% of the Maximum Drawing Amount, which amount shall be held by the Agent for the benefit of the Agent and the Banks as cash collateral for all Reimbursement Obligations.

    Unless funded by a Loan pursuant to Section 3.2 hereof, each such payment shall be made to the Agent at the Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this Section 4.2 and not required to be funded by a Loan pursuant to Section 3.2 hereof at any time from the date such amounts become due and payable (whether as stated in this Section 4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in the second sentence of Section 3.4(b) hereof for interest during the continuance of an Event of Default.

    Section 4.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Agent as provided in Section 4.2 hereof on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. Boston time on the Business Day next following the receipt of such notice, each Bank shall make available to the Agent, at the Agent's Head Office, in immediately available funds, such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount equal to such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, times (c) a fraction, the numerator of which is the number of days that elapse from and including the date the Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Agent, and the denominator of which is 360. The responsibility of the Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

    Section 4.4. OBLIGATIONS ABSOLUTE.  The Borrower's obligations under this
Section 4 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and the Reimbursement Obligations shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. Neither the Agent nor any Bank shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agent under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent or any Bank to the Borrower.

    Section 4.5. RELIANCE BY ISSUER.  To the extent not inconsistent with
Section 4.4 hereof, the Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Majority Banks (or, where required, all of the Banks) as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Banks (or, where required, all of the Banks), and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Notes or of a Letter of Credit Participation.

    Section 4.6. LETTER OF CREDIT FEES. The Borrower shall pay a fee to the Agent, for the accounts of the Banks in accordance with their respective Commitment Percentages, in respect of each Letter of Credit (in each case, a "Letter of Credit Fee") in an amount per annum equal to the Letter of Credit Rate applied to the Maximum Drawing Amount of each Letter of Credit. Such Letter of Credit Fees shall be payable pursuant hereto periodically until each such Letter of Credit shall have been returned to the Agent or shall have expired in accordance with its terms, and shall be payable quarterly in arrears (except that, upon written notice from the Agent to the Borrower, such Letter of Credit Fees shall be payable monthly in arrears) on the first Business Day of each calendar quarter (or month, as the case may be) for the calendar quarter (or month, as the case may be) then ended based on the average daily Maximum Drawing Amount during such quarter (or month, as the case may be) of the outstanding Letters of Credit, and also on the DIP Maturity Date if the Exit Facility Date has not occurred, and on the Exit Maturity Date if the Exit Facility Date shall have occurred. In addition, the Borrower shall, at such time or times as such charges are customarily made by the Agent, pay fees to the Agent for its own account in respect of each Letter of Credit in an amount equal to the Agent's customary fees for issuance, negotiation, settlement, amendment and processing of Letters of Credit.

                        Section 5. CERTAIN GENERAL PROVISIONS.

    Section 5.1. CAPITAL ADEQUACY. If after the date hereof any Bank or the Agent determines that (a) the adoption of or any change in any banking law, rule, regulation or guideline or the administration thereof (whether or not having the force of law), or (b) compliance by such Bank or the Agent or its parent bank holding company with any guideline, request or directive (whether or not having the force of law), has the effect of reducing the return on such Bank's or the Agent's or such holding company's capital as a consequence of such Bank's DIP Commitment, Exit Commitment, the Loans or any Letters of Credit to a level below that which such Bank or the Agent or such holding company could have achieved but for such adoption, change or compliance by any amount deemed by such Bank or (as the case may be) the Agent to be material, such Bank or (as the case may be) the Agent may notify the Borrower thereof. The Borrower agrees to pay such Bank or the Agent the amount of the Borrower's allocable share of the amount of such reduction in the return on capital as and when such allocable share of the amount of such reduction is determined, upon presentation by such Bank or (as the case may be) the Agent of a statement in the amount and setting forth such Bank's or (as the case may be) the Agent's calculation thereof, which statement shall be deemed true and correct absent manifest error. Each of the Banks and the Agent agrees to allocate shares of such reduction among the Borrower and its other customers similarly situated on a fair and non-discriminatory basis.

    Section 5.2. INABILITY TO DETERMINATE EURODOLLAR RATE. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for a Base Rate Loan, (b) each Eurodollar Rate Loan will automatically, on the last day of the then-current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.

    Section 5.3. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or any interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (a) the commitment of such Bank to make Eurodollar Rate Loans or to convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (b) such Bank's Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this Section 5.3, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

    Section 5.4. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

         (a) subject to any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, the Letters of Credit, such Bank's DIP Commitment or Exit Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

         (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Agent under this Agreement or any of the other Loan Documents, or

         (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or Loans by, or Letters of Credit issued by, or commitments of an office of the Agent or any Bank, or

         (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, the Letters of Credit, any Bank's commitment to make Loans hereunder, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's DIP Commitment or Exit Commitment forms a part, and the result of any of the foregoing is:

         (i) to increase the cost to any Bank or the Agent of making, funding, issuing, renewing, extending or maintaining any of the Loans or Letters of Credit or such Bank's DIP Commitment or Exit Commitment, or to reduce the amount of principal, interest, or other amounts payable to such Bank or the Agent hereunder on account of such Loans or Letters of Credit or such DIP Commitment or Exit Commitment, as the case may be; or

         (ii) to require the Bank or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon ten (10) days written notice by such Bank or (as the case may be) the Agent at any time and from time to time requesting such additional amounts and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or other sum.

    Section 5.5. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to Sections 5.1 or 5.4 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

    Section 5.6. INDEMNITY. The Borrower hereby agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan

Request or a Conversion Request relating thereto in accordance with Sections 3.1 or 3.5.1 hereof respectively, or (c) the making of any payment on a Eurodollar Rate Loan or the making of any conversion of any such Eurodollar Rate Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain any such Loans.

                            Section 6. FEES AND PAYMENTS.

    Section 6.1. FEES. The Borrower hereby agrees to pay the following fees and expenses:

         (a) to the Agent for its own account certain facility fees in the amounts and at the times set forth in the Fee Letter;

         (b) to the Agent for the ratable accounts of the Banks in accordance with their daily unused DIP Commitments, taking the Settlement mechanism into account, in arrears, on the first Business Day of each month from and after the Effective Date for the preceding month (or portion thereof) and upon the DIP Maturity Date or any other date upon which the Total DIP Commitment irrevocably ceases to be in effect, a commitment fee (with respect to the period commencing on the Effective Date) calculated at a rate per annum which is equal to one-half of one percent (1/2%) of the average daily difference by which the Total DIP Commitment amount exceeds the Total Outstandings during the preceding month or portion thereof;

         (c) to the Agent for the ratable accounts of the Banks in accordance with their daily unused Exit Commitments, taking the Settlement mechanism into account, in arrears, on the first Business Day of each month from and after the Exit Facility Date for the preceding month (or portion thereof) and upon the Exit Maturity Date or any other date upon which the Total Exit Commitment irrevocably ceases to be in effect, a commitment fee (with respect to the period commencing on the Exit Facility Date) at a rate per annum equal to the Exit Commitment Fee Rate of the average daily difference by which the Total Exit Commitment amount exceeds the Total Outstandings during the previous month or portion thereof;

         (d) to the Agent for the PRO RATA accounts of the Banks in accordance with their Commitment Percentages a prepayment fee (in order to compensate the Banks for the early termination of the financing relationship hereunder, since the compensation otherwise payable to the Banks under this Agreement has been agreed to on the contemplated basis of a long term, rather than short term, financing relationship) in the amount of $250,000 in the event that a Reorganization Plan shall have become effective and, in connection therewith, for any reason, the Borrower shall have entered into working capital financing arrangements with financial institutions other than the Agent and the Banks, which such prepayment fee shall be payable concurrently with the "effective date" of such Reorganization Plan; and

         (e) to the Agent for the Agent's own account a monthly administrative fee payable monthly in advance on the Effective Date in the amount of $17,500 and thereafter on the first Business Day of each month in the amount of $2,500.

The provisions of Section 6.1(a) and (d) shall, to the extent applicable, survive payment in full of the Loans and all other Obligations hereunder and the termination in full of the Total DIP Commitment and the Total Exit Commitment.

    Section 6.2. PAYMENTS; NO OFFSET; COMPUTATIONS. All payments to be made by the Borrower or any of the Guarantors hereunder or under any of the other Loan Documents shall be made in Dollars in immediately available funds to the Agent for the respective accounts of the Agent and the Banks at the Agent's Head Office without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower or such Guarantor is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower or such Guarantor with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower or such Guarantor will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower or such Guarantor. The Agent shall be entitled to charge the Operating Account, the Lock Box Account or any account of the Borrower or the Guarantors with the Agent for any sum due and payable by the Borrower or the Guarantors to the Agent or the Banks hereunder or under any of the other Loan Documents. If any payment hereunder is required to be made on a day which is not a Business Day, it shall be paid on the immediately succeeding Business Day, with interest and any applicable fees adjusted accordingly. All computations of interest or of the commitment fees or Letter of Credit Fee payable hereunder shall be made on the basis of actual days elapsed or to elapse and on a 360-day year. All payments of the commitment fees, the Letter of Credit Fee, the facility fees, the prepayment fee and all other fees payable hereunder shall be non-refundable.

                           Section 7. PRIORITY AND LIENS.


    Section 7.1. SUPER-PRIORITY CLAIMS AND COLLATERAL SECURITY.

         (a) The Borrower hereby represents, warrants and covenants that, upon entry of the Financing Order until, but not including, the Exit Facility Date, (i) the Obligations shall at all times constitute a Super-Priority Claim having priority, pursuant to Section 364(c)(1) of the Bankruptcy Code, subject only to the Agreed Administrative Expense Priorities, and except that such super-priority shall not apply to the proceeds of causes of action under Sections 544, 545, 547, 548, 549, and 550 of the Bankruptcy Code, (ii) pursuant to Section 364(c)(2) of the Bankruptcy Code and the Security Documents, the Obligations shall at all times be secured by a first priority perfected Lien upon the Collateral, SUBJECT, HOWEVER, to (A) Permitted Prior Liens and (B) the Agreed Administrative Expense Priorities, and (iii) pursuant to Section 364(c)(3) of the Bankruptcy Code and the Security Documents, the Obligations shall at all times also be secured by a perfected Lien upon all other Collateral, subject only to Permitted Prior Liens. So long as no Default or Event of Default shall have occurred and be continuing, and except as provided in the definition of Escrow Account in Section 1 hereof, the Borrower shall be permitted to pay, as and when the same become due and payable, administrative expenses of the kind specified in 11 U.S.C. Section 503(b) incurred in the ordinary course of business of the Borrower and compensation and reimbursement expenses allowed and payable under 11 U.S.C. Section 330 and 11 U.S.C. Section 331.

         (b) At all times from and after the Exit Facility Date, all Obligations shall be secured by a first priority perfected Lien upon the Collateral, subject only, however, to the Permitted Prior Liens, and provided that the Obligations shall not be secured by a Lien upon certain trust funds to be held by the Borrower in its fiduciary capacity as disbursing agent as provided in the Reorganization Plan.

    Section 7.2. COLLATERAL SECURITY PERFECTION.

    The Borrower agrees to take (or cause to be taken) from time to time all action that the Agent or any Bank may reasonably request as a matter of nonbankruptcy law to perfect and protect the Agent's and the Banks' Liens upon the Collateral and for such Liens to obtain the priority therefor contemplated hereby, including, without limitation, executing and delivering (and filing) such financing statements, providing such notices and assents of third parties, the recording of the Mortgage, obtaining such governmental approvals and providing such other instruments and documents in recordable form as the Agent or any Bank may reasonably request.

    Section 7.3. NO DISCHARGE; SURVIVAL OF CLAIMS.

    The Borrower agrees that (a) the Obligations shall not be discharged by the entry of an order confirming a Reorganization Plan (and the Borrower pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge),
(b) the Super-Priority

Claim granted to the Agent and Banks pursuant to the Financing Order, the Liens granted to the Agent and Banks pursuant to the Financing Order, and the Security Documents shall not be affected in any manner by the entry of an order confirming a Reorganization Plan and (c) the Borrower shall not propose or support any Reorganization Plan that is not conditioned upon the payment in full in cash, on or prior to the DIP Maturity Date, or if the Exit Facility Date occurs and the DIP Loans hereunder convert to the Exit Loans as provided in
Section 2.3 hereof, the Exit Maturity Date, of all of the Obligations and which does not provide, with respect to Letters of Credit, the delivery by such date to the Agent of all Letters of Credit for cancellation or the replacement of all Letters of Credit by such date, and, with respect to Obligations arising pursuant to Sections 16.1 and 16.2 hereof after such date, or the DIP Maturity Date or Exit Maturity Date, as applicable, and thereafter for the payment in full of such Obligations in cash when due and payable.

                      Section 8. REPRESENTATIONS AND WARRANTIES.

    The Borrower represents and warrants to the Agent and the Banks on the date hereof, on the Exit Facility Date, on the date of any Loan Request, on the date of each Letter of Credit Application, on each Drawdown Date and on the date on which each Letter of Credit is issued, extended or renewed that:

         (a) The Borrower and each of its Subsidiaries is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where the failure to be so qualified would have a Materially Adverse Effect, and the execution, delivery and performance by each of the Borrower and its Subsidiaries of each of the Loan Documents to which it is a party (i) are within its corporate authority, (ii) upon entry of the Financing Order will have been duly authorized, and (iii) do not conflict with or contravene its Charter Documents.

         (b) Upon entry of the Financing Order and the execution and delivery of the Loan Documents by the respective parties thereto, each Loan Document shall constitute the legal, valid and binding obligation of the Borrower and each of its Subsidiaries party thereto, enforceable in accordance with its terms.

         (c) No Affiliate of the Borrower or its Subsidiaries is a debtor in the Case or a debtor in any other bankruptcy, insolvency, liquidation, reorganization, dissolution of similar case or proceeding.

         (d) Each of the Borrower and its Subsidiaries has good and marketable title to all its material properties, subject only to Permitted Liens, and possesses assets, including intellectual properties, franchises and Consents, adequate for the conduct of its business as now conducted, without known material conflict with any rights of others. Each of the Borrower and its Subsidiaries maintains insurance from financially responsible insurers, copies of the policies for which have previously been delivered to the Agent and the Banks, covering such risks and in such amounts and with such deductibles as are customary in the Borrower's and its Subsidiaries' businesses and are adequate, and the Borrower and its Subsidiaries have caused all insurers with respect to such insurance to name the Agent as loss payee and additional insured under all such insurance, with the Agent to receive from the insurers at least thirty (30) days prior written notice of cancellation of any insurance.

         (e) The Borrower's fiscal year and the fiscal year of each of its Subsidiaries is the 12 month period ending on the Saturday closest to January 31 of each year. Each of the fiscal quarters of such fiscal year consists of a period of thirteen (13) fiscal weeks, divided into three (3) fiscal months of 4, 5, and 4 fiscal weeks, respectively (in that order). The Borrower has provided to the Agent and the Banks its audited consolidated Financials as at February 3, 1996, and for the fiscal year then ended, and its unaudited monthly Financials as at the end of and for each fiscal month thereafter through April 6, 1996. Such Financials fairly present in all material respects the position of the Borrower as at such dates and for such periods in accordance with GAAP consistently applied (except that unaudited Financials are subject to year-end audit adjustments and the provision of footnotes). The Borrower has also provided to the Agent and the Banks its annual and monthly forecasts of the operations of the Borrower and such other financial projections as the Agent and the Banks have reasonably requested, in each case for the period from February 4, 1996 through January 29, 2000, and such forecasts and projection have been prepared in good faith based upon assumptions believed to be reasonable by the Borrower on the date hereof. No information that has been provided by the Borrower to the Agent or any Bank contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made.

         (f) (i) Prior to the occurrence of the Exit Facility Date, since the end of the fiscal periods covered by the Financials dated February 3, 1996, there has occurred no condition or event which would have a Materially Adverse Effect, and (ii) from and after the Exit Facility Date, since the delivery of the Financials reflecting the Reorganization Plan approved by the Agent in connection with the Exit Facility Date, there has occurred no condition or event which would have a Materially Adverse Effect, other than those expressly contemplated by such Reorganization Plan;

         (g) There are no legal or other proceedings or investigations pending or threatened against the Borrower or any of its Subsidiaries before any court, tribunal or regulatory authority which has not been resolved or fully reserved for under the Reorganization Plan, if the Exit

    Facility Date shall have occurred or which would, if adversely determined, alone or together, have a Materially Adverse Effect.

         (h) The Borrower (i) has from and after the Exit Facility Date paid all taxes relating to the period prior to the commencement of the Case (except as shall be deferred pursuant to the terms of the Reorganization
    Plan) and (ii) has paid all taxes relating to the period subsequent to the commencement of the Case, in each case as are due and payable (except those being contested in good faith by appropriate proceedings and for which adequate reserves have been taken) and has funded all employee payrolls (including all required withholdings) as and when required.

         (i) Except for entry of the Financing Order, or (with respect to the Exit Facility Date) the Confirmation Order, the execution, delivery, performance of its obligations, and exercise of its rights under the Loan Documents by the Borrower, including borrowing under this Agreement and the obtaining of Letters of Credit (i) do not require any Consents which have not been obtained; and (ii) are not and will not be in conflict with or prohibited or prevented by (A) any Requirement of Law, or (B) any Charter Document, corporate minute or resolution, or any provision of any post-petition instrument, post-petition agreement or assumed executory contract, or with (with respect to all periods from and after the Exit Facility Date) any other instrument, agreement, or contract, in each case binding on it or affecting the property of the Borrower.

         (j)  The Borrower and each of its Subsidiaries is not in violation of
    (i) any Charter Document, corporate minute or resolution, (ii) any post-petition instrument, post-petition agreement or assumed executory contract, or with (with respect to all periods from and after the Exit Facility Date) any other instrument, agreement, or contract, in each case binding on it or affecting its property, in any such case in a manner which could have a Materially Adverse Effect or (iii) any Requirement of Law, in a manner which could have a Materially Adverse Effect, including, without limitation, all applicable federal and state tax laws, ERISA, OSHA and Environmental Laws. Neither the Borrower nor any of its Subsidiaries is in violation of any collective bargaining agreement to which such Person is a party in a manner which could have a Materially Adverse Effect.

         (k) With respect to all periods prior to the Exit Facility Date, upon execution and delivery of this Agreement and the other Loan Documents to be executed on the Effective Date and the entry of the Financing Order, the Agent and the Banks shall have first-priority perfected Liens in the Collateral, subject only to (i) Permitted Prior Liens and (ii) Agreed Administrative Expense Priorities, with no financing statements, mortgages or similar filings on record anywhere which conflict with such first-priority Liens.

         (l) With respect to all periods from and after the Exit Facility Date, upon execution and delivery of this Agreement and the other Loan Documents requested hereby, and upon the recording in the appropriate recording offices of the applicable financing statements and the Mortgage being executed by the Borrower and delivered to the Agent and the Banks and appropriately recorded in connection herewith, the Agent and the Banks shall have first priority perfected Liens in the Collateral, subject only to Permitted Prior Liens, with no financing statements, mortgages or similar filings on record anywhere which conflict with such first-priority Liens.

         (m) There are no Liens on any assets of any of the Borrower or its Subsidiaries other than Permitted Liens, and there is no Indebtedness of the Borrower or its Subsidiaries other than Indebtedness permitted by this Agreement.

         (n) Except as set forth on SCHEDULE 8(n) attached hereto, which such Schedule may be updated from time to time in accordance with the provisions of Section 10.1(k) hereof, the Borrower has no Subsidiaries and is not a party to any partnership or joint venture. As of the Effective Date, no Subsidiary of the Borrower has any assets.

         (o) SCHEDULES 3.7 and 3.9 attached hereto set forth the account numbers and locations of all bank accounts and investment accounts of the Borrower and its Subsidiaries and accurately designate which such accounts are payroll accounts and sales tax trust accounts and which are depository accounts.

         (p) SCHEDULE 8(p) attached hereto sets forth all retail stores, distribution centers and all other locations at which assets, including inventory, of the Borrower and its Subsidiaries are located. The assets of the Borrower and its Subsidiaries are in the amounts and of the quality previously represented by the Borrower to the Agent.

         (q) SCHEDULE 8(q) attached hereto sets forth all patents, trademarks, tradenames, service marks, registered copyrights, material Consents, franchises, and applications for the foregoing of the Borrower and its Subsidiaries, or which the Borrower or its Subsidiaries has the right to use.

         (r) The proceeds of the Loans shall be used solely to refinance the Foothill DIP Facility, for working capital and general corporate purposes. The Borrower will obtain Letters of Credit solely for general corporate purposes and to support or replace letters of credit previously issued or guarantied by Foothill under the Foothill DIP Facility. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or

    "margin stock" as such terms are used in Regulation U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

         (s) On and after the Exit Facility Date, there are no pre-petition or administrative claims or Liens with respect to the Borrower or any of its assets other than those discharged on or before the consummation of the Reorganization Plan or those expressly contemplated by the Reorganization Plan to survive the consummation thereof.

         (t) On and after the Effective Date, the Financing Order has been entered, has not been reversed, modified, amended or stayed, and remains in full force and effect.

         (u) On and after the Exit Facility Date, the Reorganization Plan has become effective and has been consummated in accordance with the terms thereof; the Confirmation Order has been entered, has not been reversed, modified, amended or stayed (except for modifications consented to or approved by the Agent in writing), and remains in full force and effect; except as otherwise agreed in writing by the Agent, all appeal periods relating thereto have expired; and, except as otherwise agreed in writing by the Agent, no appeals therefrom are outstanding.


                           Section 9. CONDITIONS PRECEDENT.

    Section 9.1. TO INITIAL DIP LOAN AND ISSUANCE OF LETTERS OF CREDIT. The obligation of the Banks to make the initial DIP Loan or the Agent to issue the initial Letters of Credit is subject to the satisfaction of the following conditions precedent in addition to those set forth in Section 9.3 hereof:

         Section 9.1.1. LOAN DOCUMENTS. Each of the Loan Documents (other than the Security Documents (but including the Security Agreement, certain UCC financing statements (to the greatest extent practicable), the Lock Box Agreement with the Borrower and the Agency Account Agreement with Seafirst and the Borrower required by Section 3.9 hereof), the Exit Notes and the Ratification Certificate) shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Agent and each of the Banks.

         Section 9.1.2. CERTIFIED COPIES OF CHARTER DOCUMENTS. Each of the Banks shall have received from the Borrower a copy, certified by a duly authorized officer of the Borrower to be true and complete on the Effective Date, of each of its Charter Documents as in effect on such date, and a legal existence and good standing certificate issued by the Borrower's state of incorporation as of a recent date.

         Section 9.1.3. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent and the Banks shall have been provided to the Agent and each of the Banks.

         Section 9.1.4. INCUMBENCY CERTIFICATE.    Each of the Banks shall have
    received from the Borrower an incumbency certificate, dated as of the Effective Date, signed by a duly authorized officer of the Borrower and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of the Borrower each of the Loan Documents to which the Borrower is or is to become a party; (ii) to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

         Section 9.1.5. PERFECTION CERTIFICATE AND UCC SEARCH RESULTS. The Agent shall have received from the Borrower and each of the Guarantors a completed and fully executed Perfection Certificate and the results of searches with respect to the Collateral including Uniform Commercial Code ("UCC") searches, tax lien searches, U.S. Patent and Trademark Office ("PTO") searches, and (if practicable) Real Estate title searches (with respect to the Kitsap Store Real Estate), indicating in each case no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

         Section 9.1.6. FINANCING ORDER. The Bankruptcy Court shall have entered an order (the "Financing Order") in the Case satisfactory in form and substance to the Agent and the Banks approving the transactions contemplated herein and including, specifically but without limiting the foregoing, (i) the grant to the Banks and the Agent of super-priority status and a first-priority perfected Lien upon the Collateral, subject to the matters referred to in Section 7.1 hereof, pursuant to Section 364(c)(1), (2) and (3) of the Bankruptcy Code and (ii) the grant to the Agent of limited relief from the automatic stay of Section 362(a) of the Bankruptcy Code for the purpose of enabling the Agent to make all filings and recordings and take all other actions considered advisable by the Agent to protect, perfect, or insure the priority of its security interest. The Financing Order shall have authorized extensions of credit in the full amount of the Total DIP Commitment or otherwise in an amount satisfactory to the Banks and the Agent, shall be in full force and effect, and (except for modifications consented to or approved by the Agent in writing) shall not have been reversed, modified, amended, or stayed.

         Section 9.1.7. CERTIFICATES OF INSURANCE. The Agent shall have received (i) a certificate of insurance from an independent insurance broker dated as of the Effective Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of this Agreement and the Security Agreement, naming the Agent as loss payee and additional insured, as applicable, and (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

         Section 9.1.8. AGENCY ACCOUNT AGREEMENTS. The Agent shall have received the Agency Account Agreement required by Section 3.9 hereof executed by Seafirst and the Borrower. The Agent shall have received copies of the documentation referred to in Section 3.9 and such documentation must be satisfactory to the Agent in form and substance. The Agent shall be satisfied that all cash, checks, and other proceeds of Collateral are being deposited and handled in accordance with the procedures provided in Sections 3.7 and 3.9 hereof and shall otherwise be satisfied with the Borrower's cash management system.

         Section 9.1.9. BORROWING BASE REPORT. The Agent shall have received from the Borrower the initial Borrowing Base Report dated as of the Effective Date.

         Section 9.1.10. OPINION OF COUNSEL. Each of the Banks and the Agent shall have received a favorable legal opinion addressed to the Banks and the Agent, dated as of the Effective Date, in form and substance satisfactory to the Banks and the Agent, from Ryan, Swanson & Cleveland, counsel to the Borrower.

         Section 9.1.11. PAYMENT OF FEES. The Borrower shall have paid to the Agent the first payment of the facility fee pursuant to the terms of the Fee Letter as provided in Section 6.1(a) hereof, net of any payment with respect thereto paid at the time of signing of the commitment letter with respect to this Agreement, and $17,500 with respect to the first payment of the Agent's administrative fee pursuant to Section 6.1(e), together with all other fees and expense reimbursements due and payable to the Agent or any Bank and all fees and disbursements of the Agent's Special Counsel.

         Section 9.1.12. PAYOFF LETTER. The Agent shall have received a payoff letter from Foothill, indicating the amount of the loan obligations of the Borrower pursuant to the Foothill DIP Facility to be discharged on the Effective Date and an acknowledgment by Foothill that upon receipt of such funds it will forthwith execute and deliver to the Agent for filing all termination statements and take such other actions as may be necessary to discharge all mortgages, deeds of trust and security interests granted by the Borrower in favor of Foothill and to terminate all blocked account agreements and similar arrangements relating to the Foothill DIP Facility. Arrangements satisfactory to the Agent shall have been made for the issuance of any Letters of Credit necessary to support or replace other letters of credit previously issued or guarantied by Foothill pursuant to the Foothill DIP Facility.

         Section 9.1.13. DISBURSEMENT INSTRUCTIONS. The Agent shall have received disbursement instructions from the Borrower, indicating, among other items, that the proceeds of the initial DIP Loan in the amount equal to the aggregate obligations of the Borrower to Foothill are to be paid on the Effective Date. Any and all necessary Letter of Credit Applications shall have been completed and the form of the requested Letters of Credit (if any) shall be satisfactory to the Agent.

         Section 9.1.14. PROJECTIONS AND OTHER INFORMATION; QUALITY OF ASSETS AND INVENTORY. The Agent shall have received and be satisfied with all revisions, if any, made to the four-year financial projections of the Borrower previously delivered to the Agent, and all other information (financial or otherwise) requested by the Agent shall be in all respects satisfactory to the Agent. The Agent shall be satisfied that the assets of the Borrower and its Subsidiaries are in the amounts and of the quality previously represented by the Borrower to the Agent, and the Agent shall have received such valuations, credit and background checks and other reports, material and information concerning such assets as shall satisfy the Agent in its sole discretion. In addition, the Agent shall be satisfied that the inventory of the Borrower is located at such places and is in the amounts and of the quality and value previously represented by the Borrower to the Agent and the Agent shall have received such reports, material and other information concerning the inventory and the Borrower's suppliers as shall satisfy the Agent in its sole discretion.

         Section 9.1.15. NO MATERIAL ADVERSE CHANGE. The Agent shall be satisfied that any changes to the Financials previously delivered to the Agent, and any other events or circumstances that may have arisen since the date of such Financials, would not be likely to have a Materially Adverse Effect.

         Section 9.1.16. CAPITAL RAISING EVENT. If a Capital Raising Event shall have occurred on or prior to the Effective Date, all documents and instruments executed in connection therewith, all terms thereof and the identity of the investor funding such Capital Raising Event shall in each case be satisfactory in all respects to the Agent and the Banks.

         Section 9.1.17. SUBORDINATED DEBT ARRANGEMENTS. If the Subordinated Debt is incurred, (a) the Subordination and Intercreditor Agreement shall have been duly executed and delivered by each of Remy, the Borrower and the Agent, shall be in full force and effect and shall be in form and substance satisfactory to the Agent and the Banks; and (b) each of the Subordinated Debt Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Agent and the Banks.

         Section 9.1.18. STORE CREDIT CARD PROGRAM. True and complete copies of Store Credit Card Program Documents and the documentation for the other credit card programs in which the Borrower participates shall have been furnished to the Agent and shall be in form and substance satisfactory to the Agent.

         Section 9.1.19. INVENTORY DISTRIBUTION CENTER. The Borrower shall use its best efforts to obtain and deliver to the Agent on the Effective Date the waiver(s) from Assembly and the applicable "inventory consolidators" for the Borrower and other applicable Persons that are required to be obtained and delivered pursuant to Section 9.2.10 hereof.

    Section 9.2. TO THE OCCURRENCE OF THE EXIT FACILITY DATE. The Banks shall have no obligation to make any Loan on or after the DIP Maturity Date, the Agent will not have any obligation to issue, extend or renew any Letter of Credit on or after the DIP Maturity Date and the DIP Loans outstanding on the DIP Maturity Date will not convert into Exit Loans as set forth in Section 2.3(a) hereof, unless each of the following conditions precedent are satisfied:

         Section 9.2.1. LOAN DOCUMENTS Each of the Security Documents, the Exit Notes and Ratification Certificate and any other Loan Documents not previously executed shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Agent and each of the Banks.

         Section 9.2.2. CERTIFIED COPIES OF CHARTER DOCUMENTS. Each of the Banks shall have received from the Borrower a copy, certified by a duly authorized officer of the Borrower to be true and complete on the Exit Facility Date, of each of its Charter Documents as amended on such date pursuant to the Reorganization Plan with the consent of the Agent and in effect on such date, and a legal existence and good standing certificate issued by the Borrower's state of incorporation as of a recent date.

         Section 9.2.3. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the Borrower of the Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to the Agent and each of the Banks.

         Section 9.2.4. INCUMBENCY CERTIFICATE. Each of the Banks shall have received from the Borrower an incumbency certificate, dated as of the Exit Facility Date, signed by a duly authorized officer of the Borrower and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of the Borrower each of the Loan Documents to which the Borrower is or is to become a party; (ii) to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

         Section 9.2.5. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Agent for the benefit of the Banks a legal, valid and enforceable security interest in and Lien upon the Collateral having such priority as is contemplated by this Agreement. All filings, recordings, deliveries of instruments and other actions and arrangements necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

         Section 9.2.6. PERFECTION CERTIFICATES AND UCC SEARCH RESULTS. The Agent shall have received from the Borrower an updated Perfection Certificate and the results of updated Lien and title searches, including UCC, PTO, and tax lien searches with respect to the Collateral, and title searches with respect to the Kitsap Store Real Estate, indicating in each case no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

         Section 9.2.7. REORGANIZATION PLAN AND CONFIRMATION ORDER. The final terms of the Reorganization Plan to be consummated and the order of the Bankruptcy Court approving such Reorganization Plan (the "Confirmation Order") shall be satisfactory to the Agent in all respects including, without limitation, the requirement that, except as approved by the Agent, all prepetition claims against and all interests in the Borrower shall be discharged and/or extinguished pursuant to the Reorganization Plan and that no Obligations hereunder or Liens in favor of the Agent or the Banks shall be discharged until all such Obligations shall be paid in full in cash and that all such claims and Liens shall survive the discharge of the Borrower under Section 1141 of the Bankruptcy Code. The Bankruptcy Court shall have approved any amendments or modifications to the Reorganization Plan or the Confirmation Order and entered any and all related orders requested or approved by the Agent in connection therewith, and no other amendments or modifications thereto shall have occurred. All conditions precedent to the consummation of the Reorganization Plan shall have been met (or the waiver thereof shall have been consented to by the Agent) and the substantive consummation of the Reorganization Plan shall have occurred or shall be scheduled to occur but for the initial Exit Loans to be made on the Exit Facility Date. The Agent and the Banks shall be satisfied with the equity ownership of the Borrower, the composition of the Borrower's board of directors, and the key executive and financial management of the Borrower. The Confirmation Order shall not have been reversed, modified, amended, or stayed, shall be in full force and effect, and, unless otherwise agreed by the Agent, all appeal periods relating to the Confirmation Order shall have expired, and, unless otherwise agreed by the Agent, no appeals from the Confirmation Order shall be outstanding. Except as consented to by the Agent, the Bankruptcy Court's retention of jurisdiction under the Confirmation Order shall not govern the enforcement of the Loan Document or Security Documents from and after the Exit Facility Date, or any rights or remedies relating thereto. With respect to provisions of this Agreement which permit matters provided for in the Reorganization Plan, such permission is granted only to the extent such matters are clearly disclosed and expressly provided for in the Reorganization Plan and only to the extent the Reorganization Plan is expressly approved in writing by the Agent on or prior to the Exit Facility Date.

         Section 9.2.8. SURVEY AND TAXES. The Agent shall have received (i) a satisfactory survey of the Kitsap Store Real Estate, together with a satisfactory surveyor's certificate relating thereto and (ii) evidence of payment on or before the filing of the Mortgage with respect to the Kitsap Store Real Estate of real estate taxes and municipal charges on the Kitsap Store Real Estate except as not then delinquent.

         Section 9.2.9. TITLE INSURANCE. The Agent shall have received a mortgagee title insurance policy with respect to the Mortgage covering the Kitsap Store Real Estate (or commitments to issue such policy, with all conditions to issuance of the title policy deleted by an authorized agent of the title insurance company) together with proof of payment of all fees and premiums for such policy, from a nationally-recognized title insurance company approved by, and in amounts and in form and substance satisfactory to the Agent, insuring the interest of the Agent and each of the Banks as mortgagee under the Mortgage.

         Section 9.2.10. CONSENTS FOR MORTGAGE; LANDLORD LIEN WAIVERS;
    ETC. The Borrower shall have obtained and delivered to the Agent all consents (if any) of the landlord and other Persons (if any) required for the Agent to receive a Mortgage on the Kitsap Store Real Estate. The Borrower shall have used its best efforts to obtain and deliver to the Agent Landlord Waivers with respect to all leaseholds of Real Estate on which inventory will be located, and the Borrower shall have delivered with respect to all such leases without such Landlord Waivers which constitute Specified Leases an officer's certificate of the Borrower stating the current monthly rental obligations with respect to each such lease and a calculation in reasonable detail of the maximum potential claim of such nonwaiving landlord. The Borrower shall have obtained and delivered to the Agent a waiver of all claims against the Collateral in form and substance satisfactory to the Agent from Assembly with respect to the Borrower's distribution facility located in Kent, Washington and from any and all "inventory consolidators" and other Persons in possession of inventory of the Borrower in a similar capacity.

         Section 9.2.11. CERTIFICATES OF INSURANCE. The Agent shall have received (to the extent not previously delivered on the Effective Date) (i) a certificate of insurance from an independent insurance broker dated as of the Exit Facility Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of this Agreement and the Security Agreement, naming the Agent as loss payee and additional insured, as applicable, and (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

         Section 9.2.12. BORROWING BASE REPORT. The Agent shall have received from the Borrower a Borrowing Base Report dated as of the Exit Facility Date.

         Section 9.2.13. OPINION OF COUNSEL. Each of the Banks and the Agent shall have received a favorable legal opinion addressed to the Banks and the Agent, dated as of the Exit Facility Date, in form and substance satisfactory to the Banks and the Agent, from Ryan, Swanson & Cleveland, counsel to the Borrower.

         Section 9.2.14. PAYMENT OF FEES. The Borrower shall have paid to the Banks or the Agent, as appropriate, the initial portion of all facility fees payable on the Exit Facility Date pursuant to the terms of the Fee Letter as provided in Section 6.1(a) hereof, together with all other fees and expense reimbursements due and payable to the Agent or any Bank, and all fees and disbursements of the Agent's Special Counsel.


         Section 9.2.15. AVAILABLE CASH AND BORROWING CAPACITY; AGENCY ACCOUNT AGREEMENTS. After giving effect to all payments required to be made in accordance with the Reorganization Plan and all borrowings hereunder related thereto, the Borrower shall have cash and Exit Loan borrowing availability (giving effect to the Borrowing Base limitations hereof) of not less than $500,000. The Agent shall have received the Agency Account Agreements executed by each of the depository banks (other than with respect to payroll and sales tax trust accounts) listed on SCHEDULE 3.7 hereto; and the Agent shall have received all other documentation required by Section 3.7 hereof. The Lock Box Agreement and the arrangements and documentation referred to in Section 9.1.8 hereof shall be in full force and effect. The Agent must be satisfied that all cash, checks, and other proceeds of Collateral are being deposited and handled in accordance with the procedures provided in Sections 3.7 and 3.9 hereof and shall otherwise be satisfied with the Borrower's cash management system.

         Section 9.2.16. POST-CONFIRMATION CAPITAL STRUCTURE AND LIABILITIES. The Agent and the Banks shall be satisfied with all liabilities (including contingent liabilities) and post- confirmation litigation risks that are to survive the consummation of the

    Reorganization Plan and with the adequacy of appropriate accounting reserves therefor. The Agent and the Banks shall be satisfied with the financial condition, capital structure, corporate structure, assets, liabilities and financial projections (including cash flow) of the Borrower and its Subsidiaries and the terms of all capital stock and Indebtedness. No event or circumstances shall have arisen that would in the reasonable opinion of the Agent or any Bank have a Materially Adverse Effect.

         Section 9.2.17. CAPITAL RAISING EVENT. If a Capital Raising Event shall have occurred on or prior to the Exit Facility Date, all documents and instruments executed in connection therewith, all terms thereof and the identity of the investor funding such Capital Raising Event, shall in each case be satisfactory in all respects to the Agent and the Banks.

         Section 9.2.18 EXIT TO OCCUR CONCURRENT WITH DIP MATURITY DATE. The Exit Facility Date must occur, if at all, on the DIP Maturity Date. The Effective Date must have occurred previously, all conditions precedent set forth in Section 9.1 hereof shall have been and remain satisfied, and the Total DIP Commitment shall not have been terminated (whether by the Agent or the Banks in accordance with the provisions of Section 11 or by the Borrower in accordance with the provisions of Section 2.5 or otherwise), such that there is a conversion of outstanding DIP Loans to Exit Loans on the Exit Facility Date.

         Section 9.2.19 CONVERSION OF SUBORDINATED DEBT. Any and all Subordinated Debt shall have been exchanged in full for common stock of the Borrower or shall have been cancelled (but not repaid except from the proceeds of new cash equity investments in the Borrower made on the Exit Facility Date), in each case as provided in the Reorganization Plan.

    Section 9.3. TO EACH LOAN AND ISSUANCE, EXTENSION OR RENEWAL OF LETTERS OF CREDIT. The obligation of the Banks to make any Loan or of the Agent to issue, extend or renew any Letter of Credit and the conversion of the DIP Loans to Exit Loans as set forth in Section 2.4(a) hereof, is subject to the satisfaction of the following further conditions precedent:

         (a) Each of the representations and warranties of the Borrower and its Subsidiaries to the Agent and the Banks herein or in any of the other Loan Documents or any document, certificate or other paper or notice in connection herewith shall be true and correct in all material respects on the date of such extension of credit, except to the extent that such representations and warranties expressly relate to a prior date, in which case they shall be true and correct in all materials respects as of such earlier date. Each request by the Borrower for, and acceptance by the Borrower of, each extension of credit shall be deemed to be a representation and warranty by the Borrower that the applicable conditions precedent in Section 9 have been satisfied and that, after giving effect to such extension of credit, the Borrower shall continue to be in compliance with the provisions hereof relating to the Borrowing Base restrictions on the Total Outstandings.

         (b) No Default or Event of Default shall have occurred and be continuing or shall result from such extension of credit.

         (c) All proceedings in connection with the transactions contemplated hereby shall be in form and substance reasonably satisfactory to the Agent and the Banks, and the Agent and the Banks shall have received all information and documents as they shall have reasonably requested. No change shall have occurred in any law or regulation or in the interpretation thereof that in the reasonable opinion of the Agent or any Bank would make it unlawful for such Bank to make such Loan or the Agent to issue, extend or renew such Letter of Credit.

         (d) With respect to DIP Loans and Letters of Credit to be issued, extended or renewed prior to the DIP Maturity Date only, the Financing Order shall be in full force and effect and (except for modifications consented to or approved by the Agent in writing) shall not have been reversed, modified, amended or stayed. If the Financing Order is the subject of a pending appeal in any respect, none of such Financing Order, the making of the DIP Loans, the issuance, extension or renewal of any Letters of Credit prior to the Exit Facility Date, or the performance by the Borrower or any of the Guarantors of any of its obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal. The Borrower, the Agent and the Banks shall be entitled to rely in good faith upon the Financing Order notwithstanding objection thereto or appeal therefrom by any interested party. The Borrower, the Agent and the Banks shall be permitted and required to perform their respective obligations in compliance with this Agreement notwithstanding any such objection or appeal unless the Financing Order has been stayed by a court of competent jurisdiction.

         (e) Except as otherwise provided in Section 3.2 hereof, the Agent shall have received a Loan Request or Letter of Credit Application with respect to the Loan or Letter of Credit requested. The Agent shall have received the most recent Borrowing Base Report required hereunder as provided in Section 10.1(a)(iv).

         (f) From and after the Exit Facility Date only, the Confirmation Order shall be in full force and effect, shall not have been reversed, modified or amended in any material respect (except for modifications consented to or approved by the Agent in writing), shall not (unless otherwise agreed by the Agent) be subject to an unexpired appeals period, and shall not (unless otherwise agreed by the Agent) be the subject of any pending appeal.

         (g) All fees and expense reimbursements due and payable to the Agent or any Bank hereunder shall have been paid to the Agent or (as the case may be) such Bank.

         (h) With respect to DIP Loans and Letters of Credit to be issued, extended or renewed prior to the DIP Maturity Date only, no suit or action against any Bank or the Agent shall have been commenced by any official committee in the Case or any other Person (exclusive of the Borrower, any Subsidiaries of the Borrower, or any Guarantor) which suit or action asserts any claim or legal or equitable remedy contemplating subordination of any claim or Lien of any of the Banks or the Agent.

                                Section 10. COVENANTS.

    Section 10.1. AFFIRMATIVE COVENANTS. The Borrower agrees that so long as there are any Loans or Letters of Credit outstanding and until the termination of the Total DIP Commitment or, if the Exit Facility Date occurs, the Total Exit Commitment and the payment and satisfaction in full in cash of all of the Obligations, the Borrower will, and where applicable the Borrower will cause each of its Subsidiaries to, comply with its obligations as set forth throughout this Agreement and to:

         (a)  furnish the Agent and the Banks:

              (i)  as soon as available but in any event within ninety-five
         (95) days after the close of each fiscal year, (A) its audited consolidated Financials for such fiscal year, together with the unqualified audit opinion letter with respect thereto of the Borrower's accountants (other than, with respect only to periods prior to the Exit Facility Date, such accountants' customary qualification consistent with past practice with respect to the Borrower's ability during the pendency of the Case to continue as a going concern), together with a statement from such accountants as to the absence, to their knowledge, of any Event of Default, and (B) its unaudited consolidating Financials for such fiscal year; with such accountants at all times to be one of the national, independent certified public accounting firms presently referred to as the "Big Six" or such other independent certified public accounting firm of recognized standing as shall have been approved by the Agent;

              (ii)  as soon as available but in any event within thirty-five
         (35) days after the end of each fiscal month and within fifty (50) days after the end of each fiscal quarter, (A) its unaudited consolidated and consolidating Financials for such period, and (B) prior to the Exit Facility Date, an itemized accounting of all amounts paid or credited to the Escrow Account during each such monthly or quarterly period, in each case certified by its chief financial officer;

              (iii)  together with its Financials described in clauses (i) and
         (ii) above, a certificate of the Borrower in the form attached hereto as EXHIBIT E (the "Compliance Certificate") setting forth computations demonstrating compliance with the Borrower's and its Subsidiaries financial covenants set forth herein, containing (in the case of the Financials described in clause (i) above) computations in reasonable detail of the Applicable Pricing as to be determined on the applicable Adjustment Date pertaining to such Financials, and in each case describing and evidencing in reasonable detail any and all applicable reconciliations to reflect changes in GAAP since February 3, 1996 and the differences between GAAP and the accounting principles, methods, interpretations, and procedures utilized by the Borrower in determining compliance with Section 10.2(b), Section 10.2(c), Section 10.3, and Section 10.4 hereof, and certifying that no Default or Event of Default has occurred, or if it has, describing the actions taken by the Borrower and its Subsidiaries with respect thereto;

              (iv) on Tuesday of each week (or, if such Tuesday is not a Business Day, on the first Business Day thereafter), and at such other time as the Agent or any Bank may reasonably request, a Borrowing Base Report with respect to the prior business week (including and ending on the immediately preceding Saturday) or such other applicable period together with, in the case of any Borrowing Base Report delivered immediately following the end of any fiscal month, such specific inventory pledges or collateral designations as of the end of such month as the Agent or any Bank may have reasonably requested;

              (v) promptly upon the filing thereof copies of all material pleadings, notices, orders and other papers filed in the Case;

              (vi) prior to the commencement of each fiscal year of the Borrower, the Borrower's updated forecasts and projections of future financial performance from and including such fiscal year through the last day of the Borrower's fiscal year ending on or about January 29, 2000;

              (vii) within five (5) days after the filing or mailing thereof, copies of all materials of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrower;

              (viii) promptly following receipt thereof by the Borrower, copies of all accountants management letters (if any) and related recommendations (if any) received by the Borrower; and

              (ix) from time to time such other information concerning the Borrower, its Subsidiaries, if any, the Guarantors, if any, or the Case as the Agent or any Bank may reasonably request.

         (b) keep true and accurate books of account in accordance with GAAP, subject to year-end audit adjustments in the case of monthly and quarterly Financials (other than those delivered with respect to the Borrower's full fiscal year), maintain its current fiscal year and its current fiscal quarters, and permit the Banks through the Agent or any of the Banks' other designated representatives to inspect the Borrower's or its Subsidiaries' premises during normal business hours, to examine and be advised as to the Borrower's and its Subsidiaries' business records upon the request of the Agent or any Bank, permit from time to time, at the Borrower's expense, the Agent's commercial finance examiners, independent collateral auditors and examiners, and independent appraisers to conduct periodic commercial financial examinations, collateral audits conducted by The Asset Support Group or other auditors acceptable to the Agent, liquidation analyses conducted by Gordon Brothers, Inc. or other liquidation specialists chosen by and acceptable to the Agent and appraisals by appraisers chosen by and approved by the Agent from time to time, in each case at the Borrower's expense, in each case in order to review and verify the components of the Borrowing Base, including without limitation current appraisals of the Kitsap Store Real Estate and examinations, collateral audits and liquidation analyses of the inventory components included in the Borrower Base, which appraisals, audits, examinations, and analyses may relate to appropriate adjustments in the Borrowing Base formula, advance rates, and components and may indicate whether the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all materials respects based upon a review by such applicable Persons of the inventory (including verification as to value, location, type and appropriate shrink reserves), as well as audits, examinations, appraisals and liquidation analyses of all other assets of the Borrower and its Subsidiaries and all systems and procedures of the Borrower and its Subsidiaries, including those related to cash management, and permit the Agent and, if accompanied by a representative of the Agent, the Banks to communicate directly with the Borrower's independent certified public accountants concerning the business, financial condition and other affairs of the Borrower and its Subsidiaries;

         (c) (i) maintain its and its Subsidiaries' corporate existence, business and assets, (ii) keep its and its Subsidiaries' business and assets adequately insured with insurers, types of insurance, insurance limits and policy limits satisfactory to the Agent, with the Agent to be named as loss payee and additional insured under all insurance and the Agent entitled to receive from each insurer at least thirty (30) days prior written notice of cancellation of any insurance, (iii) maintain its and its Subsidiaries' chief executive offices in the United States, (iv) continue and cause each of its Subsidiaries' to continue to engage in the same respective businesses now conducted by them, (v) fund its payroll and that of its Subsidiaries (including all withholdings) as and when required, (vi) prior to the Exit Facility Date, pay all post-petition taxes as and when due and payable, except where contested in good faith by appropriate proceedings for which adequate reserves have been taken, and, on and after the Exit Facility Date, pay all taxes as and when due and payable, after taking into account the deferral of any priority tax claims under the Reorganization Plan and except where contested in good faith by appropriate proceedings for which adequate reserves have been taken, and (vii) comply with all other Requirements of Law, including ERISA, OSHA and Environmental Laws where the failure so to comply could have a Materially Adverse Effect;

         (d) notify the Agent and the Banks promptly in writing of (i) the occurrence of any Default or Event of Default, (ii) any noncompliance with ERISA, OSHA or any Environmental Law or proceeding in respect thereof which could have a Materially Adverse Effect, (iii) any change of address, (iv) any threatened or pending litigation or similar proceeding affecting the Borrower or any of its Subsidiaries which if adversely determined could have a Materially Adverse Effect, or any material change in any such litigation or proceeding previously reported, (v) any notice which the Borrower or any of its Subsidiaries has received under any material supply or other contract terminating or threatening to terminate the provisions of supply or the provisions of other goods or services or otherwise claiming a default thereunder and (vi) any material post-petition or post-Exit Facility Date claims against any assets or properties of the Borrower or any of its Subsidiaries constituting Collateral;

         (e) use the proceeds of the Loans solely to refinance the Foothill DIP Facility, to purchase inventory and for working capital purposes in the ordinary course of the business of the Borrower, and use Letters of Credit solely for working capital purposes approved by the Banks for Letters of Credit and to support or replace letters of credit previously issued or guarantied by Foothill under the Foothill DIP Facility. The proceeds of the Loans and Letters of Credit shall not be used for the carrying of "margin security" or "margin stock" within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224;

         (f) (i) not later than the earlier to occur of (A) sixty (60) days after the Effective Date and (B) the Exit Facility Date, the Borrower shall cause each of the Security Documents to be duly executed and delivered by the respective parties thereto, each of which shall be in full force and effect and shall be in form and substance satisfactory to the Agent and the Banks, and the Borrower shall cause all filings, recordings, deliveries of instruments and other action necessary or desirable in the opinion of the Agent to protect, perfect, and preserve such security interests to be duly effected, and shall deliver to the Agent evidence thereof in form and substance satisfactory to the Agent; (ii) no later than such time, the Borrower shall cause the Agent to receive (A) a satisfactory survey of the Kitsap Store Real Estate together with a satisfactory surveyor's certificate relating thereto, (B) evidence of payment of real estate taxes and municipal charges on such Real Estate except as may be not yet delinquent on or before the filing date of the Mortgage with respect to such Real Estate, and (C) a mortgagee title insurance policy with respect to the Mortgage, that would comply with the provisions of Section 9.2.9 hereof; (iii) no later than such time, the Borrower shall have used its best efforts to obtain and deliver to the Agent Landlord Waivers with respect to all leaseholds on which inventory is or will be located; and
    (iv) at all times prior to such time and at all times thereafter, the Borrower shall cooperate with the Agent and the Banks, take such action, execute such documents (including additional, supplemental, or confirmatory Security Documents), and provide such information as the Agent or any Bank may from time to time reasonably request in order further to effect the transactions contemplated by and the purposes of the Loan Documents, including without limitation the delivery at the Borrower' expense of additional title insurance, surveys, or environmental assessments reasonably required by the Agent and not inconsistent with the provisions of this Agreement;

         (g) unless otherwise directed or approved by the Agent in writing, cause all cash, checks and other payments or proceeds held or received by it (other than cash permitted to be held overnight at the Borrower's stores by the provisions of Section 3.7 or, as applicable, Section 3.9 hereof), immediately upon receipt and in the identical form received, to be paid directly into the Lock Box Account or a deposit account which is subject to an Agency Account Agreement, or (to the extent permitted by Section 3.9 hereof) a deposit account which is set forth on SCHEDULE 3.9 hereto, in each case in accordance with the requirements of Sections 3.7 or, as applicable 3.9 hereof. Notwithstanding anything to the contrary, the Operating Account and the Lock Box Account shall at all times be maintained with the Agent or another financial institution acceptable to the Agent and the Banks, and, except as may be agreed by the Agent, the Borrower shall not maintain any other deposit accounts, except for (A) the deposit accounts described in Section 3.7 hereof for which an Agency Account Agreement is in effect as provided in Section 3.7 hereof, (B) the payroll accounts (whether for payroll or for applicable withholding tax) and sales tax accounts designated as such on SCHEDULE 3.7 hereto and (C) prior to the date which is 30 days after the Exit Facility Date, the Seafirst Account and the other deposit accounts described in Section 3.9 hereof; nor shall the Borrower maintain investment accounts except as permitted by Section
    10.2 hereof; pursuant to the Agency Account Agreements the Borrower shall, except as may be agreed by the Agent, cause all such funds as are from time to time in its deposit accounts (other than funds in its payroll and tax accounts to the extent otherwise permitted by Section 10.2(k)(iii) hereof, and other than the relevant amounts otherwise allowed to remain in its deposit accounts as at the end of any day as provided in
    Section 3.7 or, as applicable, Section 3.9 hereof) to be swept daily from all such applicable accounts to the Lock Box Account (whether directly or, to the extent permitted by Section 3.9, as applicable, through Seafirst); and otherwise maintain at all times cash management systems satisfactory to the Agent;

         (h) notify the Agent and the Banks prior to rejecting any contract in the Case or making any motion in the Case to reject any contract, setting forth in such notice the reasons why such rejection (i) will be in the best interests of the Borrower and (ii) will not have a Materially Adverse Effect, and avoid proceeding with such rejection if in the reasonable opinion of the Agent or any Bank such rejection will have a Materially Adverse Effect; and

         (i) pay or cause to be paid punctually the principal and interest on the Loans, all Reimbursement Obligations, all facility fees, commitment fees, Letters of Credit fees, administrative fees and all fees and expenses of any consultants, appraisers and advisors retained by the Agent in connection herewith in each case in accordance with the terms of this Agreement and the other Loan Documents;

         (j) keep its inventory only at Permitted Inventory Locations, unless the Agent shall have been given thirty (30) days prior written notice of each new store and other inventory locations and shall have taken all steps necessary or advisable to perfect a security interest in such inventory or such location in favor of the Agent for the benefit of the Banks shall have been taken, and give the Agent and the Banks prior written notice of all store closings;

         (k) if the Borrower shall ever have, acquire or create any Subsidiary (other than Subsidiaries existing on the Effective Date) it shall immediately (A) notify the Agent and the Banks thereof, (B) take all steps as may be necessary or advisable in the opinion of the Agent to pledge to the Agent for the benefit of the Banks all of the capital stock of such Subsidiary pursuant to a stock pledge agreement in form and substance satisfactory to the Agent and the Banks, which such stock pledge agreement shall be a Security Document hereunder, (C) cause such Subsidiary to guaranty all of the Obligations hereunder pursuant to a Guaranty in form and substance satisfactory to the Agent and the Banks, which such Guaranty shall be a Security Document hereunder, (D) cause such Subsidiary to take all steps as may be necessary or advisable in the opinion of the Agent to grant to the Agent for the benefit of the Banks a first priority security interest in all of its assets as collateral security for such Guaranty, pursuant to security documents, mortgages, pledges and other documents in form and substance satisfactory to the Agent, each of which documents shall be Security Documents hereunder, and, (E) deliver to the Agent and the Banks an updated SCHEDULE 8(n) adding such new Subsidiary thereto; and

         (l) if a Capital Raising Event occurs, all documents and instruments executed in connection therewith, all terms thereof and the identity of the investor funding such Capital Raising Event shall in each case be satisfactory in all respects to the Agent and the Banks.

    Section 10.2. NEGATIVE COVENANTS. The Borrower agrees that so long as there are any Loans or Letters of Credit outstanding and until the termination of the Total DIP Commitment or, if the Exit Facility Date occurs, the Total Exit Commitment, and the payment and satisfaction in full of all the Obligations, the Borrower will not, and the Borrower will not cause or permit any of its Subsidiaries to:

         (a) seek, or consent to (i) any modification, stay, vacation or amendment (other than modifications consented to or approved by the Agent in writing) to the Financing Order or the Confirmation Order; (ii) a priority claim for any administrative expense or an unsecured claim against the Borrower (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expense of the kind specified in Section 503(b), 506(c) or 507(b) of the Bankruptcy Code) equal or superior to the priority claim of the Agent and the Banks in respect of the Obligations, in an aggregate amount (taken together with all other such claims) in excess of $100,000, except for Agreed Administrative Expense Priorities and the proceeds of causes of action under Sections 544 through 550 of the Bankruptcy Code; (iii) a priority claim pursuant to
    Section 364 of the Bankruptcy Code equal to or superior to the priority claim of the Agent and the Banks in respect of the Obligations in an aggregate amount (taken together with all other such claims) in excess of $100,000; and (iv) any Lien on any Collateral, having a priority equal or superior to the Liens in favor of the Agent for the benefit of the Banks in respect of the Obligations, except for Permitted Prior Liens or as permitted under Section 7.1 hereof; or suffer or permit to exist any of the matters referred to in the foregoing clauses (i), (ii), (iii), or (iv) which matters, in the case only of priority claims referred to in clauses
    (ii) or (iii), are allowed as such by the Bankruptcy Court;

         (b) create, incur, assume, or permit to exist any Indebtedness of the Borrower or its Subsidiaries other than (i) Indebtedness to the Agent and the Banks arising under the Loan Documents, (ii) current liabilities of the Borrower or its Subsidiaries not incurred through the borrowing of money or the obtaining of credit except credit on an open account customarily extended, (iii) Indebtedness in respect of taxes or other governmental charges not yet due and payable or, if due, being contested in good faith and by appropriate proceedings and for which adequate reserves have been taken; (iv) Indebtedness in existence on the Filing Date, and additional Indebtedness in existence on the Effective Date which additional Indebtedness is listed and described in reasonable detail on SCHEDULE 10.2(b) hereto, so long as all such Indebtedness (whether in existence on the Filing Date or the Effective Date) is discharged upon the consummation of the Reorganization Plan except as otherwise expressly contemplated by the Reorganization Plan, (v) purchase money Indebtedness incurred after the Effective Date in respect of (A) the acquisition of property (other than inventory) or (B) obligations under Capitalized Leases not at any time to exceed, in the aggregate for purposes of this clause (v), an amount equal to 25%, or, if a Capital Raising Event has occurred, 50% of the amount of Capital Expenditures permitted pursuant to Section 10.3(a) since the Effective Date, and any refinancings thereof (not exceeding the amount refinanced) on terms no less favorable to the Borrower, the parties agreeing that, solely for purposes of this Section 10.2(b), obligations under new Real Estate leases in respect of new store locations that are entered into after the Effective Date shall, solely to the extent such obligations are reasonably attributable to the applicable Real Estate (and not to furniture, fixtures, equipment, leasehold improvements, or other personal property) (such qualifying obligations, if any, under such new store Real Estate leases being referred to as the "Special Lease Obligations") shall be deemed to be obligations in respect of operating leases, notwithstanding whether such obligations would be treated as Capitalized Lease obligations or operating lease obligations under GAAP,
    (vi) the Subordinated Debt, (vii) the existing lease guaranty referred to in Section 10.2(i) below, and (viii) unsecured Indebtedness in respect of the presently-existing limited recourse arrangements under the Store Credit Card Program with respect to not more than 50% of the amount from time to time of the bad debts of credit card customers of the Borrower for purchases made under the Store Credit Card Program;

         (c) create or incur, assume, or permit to exist any Liens on any of the property or assets of the Borrower or its Subsidiaries except (collectively, "Permitted Liens") (i) Liens securing the Obligations; (ii) those Permitted Prior Liens listed and described in reasonable detail on
    SCHEDULE 10.2(c) hereto, so long as such Permitted Prior Liens are discharged upon the consummation of the Reorganization Plan except as otherwise expressly contemplated by the Reorganization Plan; (iii) Liens securing taxes or other governmental charges not yet due; (iv) deposits or pledges made in connection with social security obligations; (v) Liens of carriers, warehousemen, mechanics and materialmen, less than 120 days old and in respect of obligations not yet due; (vi) easements, rights-of-way, zoning restrictions and similar minor Liens which individually and in the aggregate do not have a Materially Adverse Effect; (vii) statutory or common law (but not consensual or contractual) landlord's Liens relating to leases of real property; (viii) purchase money security interests in property securing purchase money Indebtedness permitted by Section 10.2(b)(v), covering only the property so acquired, and Liens under Capitalized Leases permitted by Section 10.2(b)(v) and Liens in respect of Special Lease Obligations otherwise permitted by this Agreement (in each case covering only the property leased thereunder); and (ix) Liens securing the Subordinated Debt to the extent expressly provided for in the Subordinated Debt Documents, that are subordinated and made junior to the Liens and claims of the Agent and the Banks in respect of the Obligations pursuant to the Subordination and Intercreditor Agreement and the applicable order of the Bankruptcy Court referred to in the definition of Subordinated Debt;

         (d) create, form or permit to exist any Subsidiaries other than those set forth on SCHEDULE 8(n) attached hereto as in effect on the Effective Date, it being understood that, the provisions of Section 10.1(k) hereof shall not be construed to permit any other Subsidiaries at any time to exist, or permit to exist any investments other than investments in (i) marketable obligations of the United States maturing within one (1) year,
    (ii) certificates of deposit, bankers' acceptances and time and demand deposits of United States banks having total assets in excess of $1,000,000,000, (iii) presently existing investments in Subsidiaries, made prior to the Effective Date, (iv) investments in mutual funds investing solely in the investments permitted in clauses (i) and (ii) above, (v) such other investments as the Agent and the Banks may from time to time approve in writing; PROVIDED, HOWEVER, that (A) in each such case referred to in this Section 10.2(d), arrangements have been made to the satisfaction of the Agent and the Banks for the perfection and protection and the preservation of the priority of the Agent's and the Banks' Lien therein and
    (B) in the case of any investments referred to in clause (i), (ii) or (iv) of this Section 10.2(d) which do not consist of cash collateral expressly required to be delivered and which, in fact, have been delivered to the Agent hereunder, such investments are made only at a time when Total Outstandings are zero (other than Letters of Credit with respect to which the Agent has received cash collateral in the amount of 105% of the Maximum Drawing Amount);

         (e) declare, make or pay any dividends or distributions on or in respect of its capital stock of any nature whatsoever, other than (i) dividends payable solely in shares of common stock or (ii) distributions by a wholly-owned Subsidiary to the Borrower;

         (f) be or become party to a merger or consolidation, or effect any disposition of assets (other than (x) sales of inventory in the ordinary course and, (y) so long as no Default or Event of Default has occurred and is continuing, and none would exist after giving effect to the transactions proposed to be effected, dispositions of (or abandonments or losses in respect of) leasehold improvements in connection with store closings and dispositions of obsolete fixtures and equipment no longer used or useful in the Borrower's business up to an aggregate amount sold (or otherwise disposed of) in any twelve (12) month period of $100,000 in gross cash proceeds); or purchase, lease or otherwise acquire any stock or assets other than purchases of equipment or inventory in the ordinary course and Capital Expenditures (but not acquisitions of a division or business unit or line of business from another Person) permitted under Section 10.3(a) hereof; PROVIDED, that the Borrower may, so long as no Default or Event of Default has occurred and is continuing, none would result from (or exist after giving effect to) the transactions proposed to be effected, and after giving effect thereto the Borrower is in compliance with the restrictions contained in Section 2.2 and Section 2.4 hereof, (i) dispose of the Kitsap Store Real Estate in an arms-length transaction to a non-Affiliate buyer so long as (A) all such net cash proceeds of such disposition shall immediately upon receipt be used to repay the outstanding Obligations hereunder in the order provided in Section 3.7 hereof and (B) immediately after such disposition and at all times thereafter, no amounts with respect to the Kitsap Store shall be included in the formula for calculation of the Borrowing Base hereunder, and (ii) dispose of the Borrower's Real Estate located in Spanaway, Washington in an arms-length transaction to a non-Affiliate buyer so long as all such net cash proceeds of such disposition shall immediately upon receipt be used to repay the outstanding Obligations hereunder in the order provided in Section 3.7 hereof;

         (g) pay, prepay, redeem or repurchase any of the Indebtedness for borrowed money in existence on the Filing Date except (A) as provided in the Reorganization Plan, (B) for the repayment on the Effective Date of the Indebtedness under the Foothill DIP Facility, (C) for cure payments on executory contracts which are not financial accommodations, assumed by the Borrower after the Filing Date, (D) other payments on such Indebtedness not to exceed $100,000 in the aggregate, and (E) other such payments referred to in Section 11.1(a)(xii) as permitted thereunder; or amend or modify the terms thereof except as provided in the Reorganization Plan; and

         (h) after the occurrence and during the continuance of an Event of Default, deposit or otherwise credit any amounts to the Escrow Account without the express prior written consent of the Agent;

         (i) enter into or be or become obligated under or with respect to any guaranty or similar undertaking with respect to the Indebtedness of any other Person, other than the Borrower's guaranty in effect on the Effective Date of the obligations of Assembly as lessee under the existing lease of the Borrower's distribution center located at Kent, Washington with RREEF-IV, Inc., a Delaware corporation, as lessor;

         (j) except for matters expressly provided in the Reorganization Plan, and employee discounts for merchandise in accordance with past practices, engage in any transaction with any executive officer, director or shareholder of the Borrower or its Subsidiaries on terms more favorable to such other Person than the Borrower or such Subsidiary could obtain from third parties, or pay, or enter into any agreement requiring it to pay salary or bonus or other compensation payments to any executive officer, director or shareholder of the Borrower or any of its Subsidiaries in an amount in excess of reasonable compensation commensurate with historical and customary levels of the Borrower or such Subsidiary, as the case may be (including reasonable seasonal and periodic increases, raises, and bonuses) (it being agreed that certain arrangements described to the Agent in writing prior to the execution and delivery by the Agent of this Agreement are in compliance with this paragraph (j) of Section 10.2);

         (k) except as may be agreed by the Agent (i) establish or permit to exist any bank accounts other than those listed on SCHEDULES 3.7 and 3.9 and at the time of reference thereto permitted by Sections 3.7 and 3.9 hereof without the Agent's prior written consent, (ii) violate any Agency Account Agreement, or the Lock Box Agreement, or (iii) deposit in any payroll or sales tax trust accounts designated as such on SCHEDULE 3.7 and
    3.9 hereto any amounts in excess of amounts necessary to pay payroll (including applicable withholding tax) or sales tax obligations as and when required, as the case may be, from such accounts;

         (l) permit, during any of the periods in the table set forth below, the aggregate number of stores or other retail outlets of the Borrower to exceed the maximum number of stores and retail outlets permitted for such period set forth opposite such period in the table below:

       -----------------------------------------------------------------------
                    Period                                Maximum Number
       -----------------------------------------------------------------------
        May 5, 1996 - February 1, 1997                           42
       -----------------------------------------------------------------------
        February 2, 1997 - January 31, 1998                      44
       -----------------------------------------------------------------------
        February 1, 1998 - January 30, 1999                      48
       -----------------------------------------------------------------------
        January 31, 1999 - July 3, 1999                          52
       -----------------------------------------------------------------------

         (m) amend, supplement, or otherwise modify the terms of any of the Subordinated Debt Documents or pay, prepay, redeem or repurchase any of the Subordinated Debt, or make any other payment on or with respect to the Subordinated Debt other than as expressly permitted by the subordination provisions applicable thereto;

         (n) amend its Charter Documents, or permit any of its Subsidiaries to amend its Charter Documents, in either case except in a manner which would not be reasonably likely to have a Materially Adverse Effect or except as provided in the Reorganization Plan; or

         (o) permit to be amended or modified the Store Credit Card Program Documents or the other documents referred to in Section 9.1.18 in any manner adverse to the rights and interests of the Agents and the Banks.

    Section 10.3. FINANCIAL COVENANTS. The Borrower agrees that so long as there are any Loans or Letters of Credit outstanding and until the termination of the Total DIP Commitment or, if the Exit Facility Date occurs, the Total Exit Commitment and the payment and satisfaction in full in cash of all of the Obligations, and subject to the provisions of Section 10.4 hereof regarding application and interpretation of the financial covenants contained in this
Section 10.3, the Borrower will not, and will not permit any of its Subsidiaries to:

         (a) Make Capital Expenditures in any period described in the table below that exceed, in the aggregate, the amount set forth opposite such period in such table:
       -----------------------------------------------------------------------
                      Period                              Amount
       -----------------------------------------------------------------------
        February 4, 1996 - February 1, 1997             $1,500,000
       -----------------------------------------------------------------------
        February 2, 1997 - January 31, 1998             $2,500,000
       -----------------------------------------------------------------------
        February 1, 1998 - January 30, 1999             $6,500,000
       -----------------------------------------------------------------------
        January 31, 1999 - July 3, 1999                 $2,250,000
       -----------------------------------------------------------------------

    If during any of the periods set forth in the table above (other than the period from January 31, 1999 through July 3, 1999) the amount of Capital Expenditures permitted by the table for that period is not utilized, then thirty-three percent (33%) of such unutilized amount may be utilized in (but only in) the next succeeding period, where it shall be deemed to be utilized last, and may not be utilized in any subsequent period.

         (b) Permit at any time prior to the Exit Facility Date, Consolidated EBITDA, determined on a cumulative basis for the period beginning on February 4, 1996 and ending on any of the dates set forth in the table below, to be less than the amount set forth opposite such date in such table:

       -----------------------------------------------------------------------
                                                       Minimum Cumulative
                                                      Consolidated EBITDA
          Date                                      Since February 4, 1996
       -----------------------------------------------------------------------
          May 4, 1996                                     -$2,900,000
       -----------------------------------------------------------------------
          June 1, 1996                                    -$2,700,000
       -----------------------------------------------------------------------
          July 6, 1996                                    -$2,600,000
       -----------------------------------------------------------------------
          August 3, 1996                                  -$1,800,000
       -----------------------------------------------------------------------
          August 31, 1996                                 -$1,050,000
       -----------------------------------------------------------------------
          October 5, 1996                                 -$200,000
       -----------------------------------------------------------------------
          November 2, 1996                                 $500,000
       -----------------------------------------------------------------------
          November 30, 1996                                $800,000
       -----------------------------------------------------------------------
          January 4, 1997                                  $7,600,000
       -----------------------------------------------------------------------
          February 1, 1997                                 $5,900,000
       -----------------------------------------------------------------------
          March 1, 1997                                    $4,600,000
       -----------------------------------------------------------------------
          April 5, 1997                                    $4,700,000
       -----------------------------------------------------------------------
          May 3, 1997                                      $3,900,000
       -----------------------------------------------------------------------
          May 31, 1997                                     $4,100,000
       -----------------------------------------------------------------------

         (c) Permit, prior to the Exit Facility Date, as at any of the dates set forth in the table below, the amount of the Borrower's inventory, valued at Book Value (i) to be less than the minimum amount set forth opposite such date in such table, or (ii) to exceed the maximum amount set forth opposite such date in such table:


       -----------------------------------------------------------------------
                                 Minimum Amount      Maximum Amount
                                 --------------      --------------
          Date
          ----
       -----------------------------------------------------------------------
          May 4, 1996              $35,400,000         $43,400,000
       -----------------------------------------------------------------------
          June 1, 1996             $36,900,000         $45,200,000
       -----------------------------------------------------------------------
          July 6, 1996             $36,600,000         $44,800,000
       -----------------------------------------------------------------------
          August 3, 1996           $36,200,000         $44,300,000
       -----------------------------------------------------------------------
          August 31, 1996          $37,800,000         $46,300,000
       -----------------------------------------------------------------------
          October 5, 1996          $39,100,000         $47,900,000
       -----------------------------------------------------------------------
          November 2, 1996         $43,500,000         $53,300,000
       -----------------------------------------------------------------------
          November 30, 1996        $47,500,000         $58,200,000
       -----------------------------------------------------------------------
          January 4, 1997          $31,000,000         $38,000,000
       -----------------------------------------------------------------------
          February 1, 1997         $31,100,000         $38,100,000
       -----------------------------------------------------------------------
          March 1, 1997            $34,300,000         $42,100,000
       -----------------------------------------------------------------------
          April 5, 1997            $34,000,000         $41,700,000
       -----------------------------------------------------------------------
          May 3, 1997              $35,400,000         $43,400,000
       -----------------------------------------------------------------------
          May 31, 1997             $37,000,000         $45,300,000
       -----------------------------------------------------------------------

         (d) Permit, from and after the Exit Facility Date if a Capital Raising Event shall not have occurred, as at the end of any of the fiscal quarters ending on the dates set forth in the table below, the amount of the Borrower's inventory, valued at Book Value (i) to be less than the minimum amount set forth opposite such date in such table, or (ii) to exceed the maximum amount set forth opposite such date in such table:


       -----------------------------------------------------------------------
          Date                     Minimum Amount      Maximum Amount
       -----------------------------------------------------------------------
          November 2, 1996         $43,500,000         $53,300,000
       -----------------------------------------------------------------------
          February 1, 1997         $31,100,000         $38,100,000
       -----------------------------------------------------------------------
          May 3, 1997              $35,400,000         $43,400,000
       -----------------------------------------------------------------------
          August 2, 1997           $38,000,000         $46,500,000
       -----------------------------------------------------------------------
          November 1, 1997         $45,700,000         $56,000,000
       -----------------------------------------------------------------------
          January 31, 1998         $32,600,000         $37,900,000
       -----------------------------------------------------------------------
          May 2, 1998              $37,200,000         $45,600,000
       -----------------------------------------------------------------------
          August 1, 1998           $42,100,000         $51,700,000
       -----------------------------------------------------------------------
          October 31, 1998         $50,700,000         $62,200,000
       -----------------------------------------------------------------------
          January 30, 1999         $36,100,000         $42,100,000
       -----------------------------------------------------------------------
          May 1, 1999              $41,200,000         $50,700,000
       -----------------------------------------------------------------------

         (e) Permit, from and after the Exit Facility Date if a Capital Raising Event shall not have occurred, as at the end of any of the fiscal quarters ending on the dates set forth in the table below for the period of four consecutive fiscal quarters then ended (or such shorter period as has elapsed since February 3, 1996), the Debt Service Coverage Ratio as determined for such period then ended to be less than the ratio set forth opposite such date in such table:


         --------------------------------------
         Date                     Minimum Ratio
         --------------------------------------
         November 2, 1996         0.22 to 1.00
         --------------------------------------
         February 1, 1997         1.00 to 1.00
         --------------------------------------
         May 3, 1997              1.00 to 1.00
         --------------------------------------
         August 2, 1997           0.95 to 1.00
         --------------------------------------
         November 1, 1997         1.00 to 1.00
         --------------------------------------
         January 31, 1998         1.00 to 1.00
         --------------------------------------
         May 2, 1998              1.00 to 1.00
         --------------------------------------
         August 1, 1998           1.00 to 1.00
         --------------------------------------
         October 31, 1998         1.00 to 1.00
         --------------------------------------
         January 30, 1999         1.00 to 1.00
         --------------------------------------
         May 1, 1999              1.00 to 1.00
         --------------------------------------

         (f) Permit, from and after the Exit Facility Date if a Capital Raising Event shall have occurred, as at the end of any of the fiscal quarters ending on the dates set forth in the table below, the amount of the Borrower's inventory, valued at Book Value (i) to be less than the minimum amount set forth opposite such date in such table, or (ii) to exceed the maximum amount set forth opposite such date in such table:

    -----------------------------------------------------------
    Date                     Minimum Amount      Maximum Amount
    -----------------------------------------------------------
    November 2, 1996         $47,000,000         $57,600,000
    -----------------------------------------------------------
    February 1, 1997         $33,000,000         $40,400,000
    -----------------------------------------------------------
    May 3, 1997              $39,000,000         $47,800,000
    -----------------------------------------------------------
    August 2, 1997           $40,400,000         $49,500,000
    -----------------------------------------------------------
    November 1, 1997         $47,700,000         $58,400,000
    -----------------------------------------------------------
    January 31, 1998         $32,700,000         $40,100,000
    -----------------------------------------------------------
    May 2, 1998              $41,000,000         $50,200,000
    -----------------------------------------------------------
    August 1, 1998           $42,500,000         $52,000,000
    -----------------------------------------------------------
    October 31, 1998         $50,100,000         $61,300,000
    -----------------------------------------------------------
    January 30, 1999         $34,400,000         $42,100,000
    -----------------------------------------------------------
    May 1, 1999              $45,500,000         $55,700,000
    -----------------------------------------------------------

         (g) Permit, from and after the Exit Facility Date if a Capital Raising Event shall have occurred, as at the end of any of the fiscal quarters ending on the dates set forth in the table below for the period of four consecutive fiscal quarters then ended (or such shorter period as has elapsed since February 3, 1996), the Debt Service Coverage Ratio as determined for such period then ended to be less than the ratio set forth opposite such date in such table:


    ---------------------------------
    Date                Minimum Ratio
    ---------------------------------
    November 2, 1996    0.32 to 1.00
    ---------------------------------
    February 1, 1997    1.30 to 1.00
    ---------------------------------
    May 3, 1997         1.66 to 1.00
    ---------------------------------
    August 2, 1997      1.90 to 1.00
    ---------------------------------
    November 1, 1997    2.00 to 1.00
    ---------------------------------
    January 31, 1998    2.00 to 1.00
    ---------------------------------
    May 2, 1998         2.00 to 1.00
    ---------------------------------
    August 1, 1998      2.00 to 1.00
    ---------------------------------
    October 31, 1998    2.00 to 1.00
    ---------------------------------
    January 30, 1999    2.00 to 1.00
    ---------------------------------
    May 1, 1999         2.00 to 1.00
    ---------------------------------

    Section 10.4. APPLICATION OF FINANCIAL COVENANTS.

    (a) During the period prior to the Exit Facility Date, the Borrower shall comply with the financial covenants set forth in Sections 10.3(a), (b) and (c). During the period from and after the Exit Facility Date, in the event that a Capital Raising Event shall not have occurred, the Borrower shall comply with the financial covenants set forth in Sections 10.3(a), (d) and (e). During the period after the Exit Facility Date, in the event that a Capital Raising Event shall occur, then immediately with respect to the then applicable period in which such Capital Raising Event occurs and at all times thereafter, the Borrower shall comply with the financial covenants set forth in Sections 10.3(a), (f) and (g).

    (b) The parties agree that, solely for purposes of application and interpretation of the covenants contained in Section 10.3 hereof, (i) the Special Lease Obligations shall be deemed to be obligations in respect of operating leases, notwithstanding whether such obligations would be treated as Capitalized Lease obligations or operating lease obligations under GAAP; and
(ii) each of the applicable defined terms utilized in, and the other applicable financial components of, such covenants shall be determined and calculated accordingly, but only for such limited purposes of Section 10.3, as aforesaid.

    (c) If the Borrower notifies the Agent that the Borrower wishes or is required to modify its accounting principles to reflect from the Exit Facility Date "fresh start" accounting, the Borrower, the Banks and the Agent agree to negotiate in good faith an amendment to this Agreement providing for appropriate adjustments to the financial covenants set forth in Section 10.3, as well as to the financial performance tests used in the determination of the Applicable Pricing hereunder. In the event that the Borrower, the Banks and the Agent are unable to agree as to such adjustments, the Borrower agrees to refrain from so modifying its accounting principles if the Borrower has the election to do so or, if the Borrower is required to so modify its accounting principles, to provide to the Agent and the Banks from time to time, as and when required by the terms of this Agreement or upon the request of the Agent, appropriate reconciliations, based upon the accounting principles which would have been applicable absent such modification, in order for the Agent and the Banks to determine compliance with the financial covenants set forth in Section 10.3 and the Applicable Pricing hereunder .

                 Section 11. EVENTS OF DEFAULT; ACCELERATION; ETC.


    Section 11.1. EVENTS OF DEFAULT; ACCELERATION.   If any of the following
events ("Events of Default") shall occur and be continuing:


    (a)  prior to the Exit Facility Date:

         (i) the Borrower shall fail to comply with Section 2.2(c) or Section 2.4(c) within one Business Day after the Agent has given written notice of such failure to the Borrower; or the Borrower or any of the Guarantors shall otherwise fail to pay when due and payable any principal of the Loans, any Reimbursement Obligation not funded by a Loan pursuant to
    Section 3.2(a) hereof, or any cash collateral requirements, provided for in the Loan Documents when the same becomes due and payable;

         (ii) the Borrower or any of the Guarantors shall fail to pay any interest on the Loans, fees, or other sums due or required to be paid under this Agreement or any of the other Loan Documents (A) in the case of the Borrower, within one Business Day after the Agent has given written notice to the Borrower that such payment will not be made pursuant to Section 3.1 as requested by standing instructions of the Borrower or Section 3.2(c) in the Agent's discretion and (B) otherwise within three (3) days after the same becomes due and payable;

         (iii) the Borrower or any of the Guarantors shall fail to perform any other term, covenant or agreement contained in Sections 2.2, 2.4, 3.7 (which failure, in the case only of a default consisting of failure under Section 3.7 to send Direct Collection Letters, extends as to substantially all account debtors and obligors), 3.9, 7.3, Section 10.1(g) (which failure, in the case only of a default consisting of a failure to send Direct Collection Letters, extends as to substantially all account debtors and obligors), 10.2(b), (c) and (i)(exclusive of inadvertent failures which are capable of cure, and are being forthwith remedied, without violation of other provisions of the Loan Documents and which do not in the aggregate exceed the sum of $100,000 for all of Sections 10.2(b), (c) and (i) considered together) or any other lettered paragraph of Section 10.1 (other than Section 10.1(i)), 10.2 or 10.3;

         (iv) the Borrower or any of the Guarantors shall fail to perform any other term, covenant or agreement contained in this Agreement or any of the other Loan Documents within ten (10) days after the Agent has given written notice of such failure to the Borrower;

         (v) any representation or warranty of the Borrower or any of its Subsidiaries or any of the Guarantors in this Agreement or any of the other Loan Documents or in any document, certificate or other paper or notice given in connection therewith shall have been false or misleading in any material respect at the time made or deemed to have been made or repeated;

         (vi) the Borrower or any of its Subsidiaries or any of the Guarantors shall be in default under any agreement or agreements (other than the Loan Documents) evidencing post-petition Indebtedness owing to the Agent or any Bank, or any affiliates of the Agent or any Bank; or the Borrower or any of its Subsidiaries or any of the Guarantors shall be in default under any agreement or agreements evidencing any other post-petition Indebtedness (including without limitation the Subordinated Debt) or any pre-petition Indebtedness or shall fail to pay any such Indebtedness when due, or within any applicable period of grace if, with respect to any such Indebtedness referred to in this sub-clause by order of the Bankruptcy Court issued or previously issued at the time of reference thereto with respect to such Indebtedness, such default or failure to pay when due thereunder would entitle the holder thereof to relief from automatic stay of Section 362(a) of the Bankruptcy Code, in excess of $100,000 in aggregate principal amount of such post- and pre-petition Indebtedness; or the Borrower or any of its Subsidiaries or any of the Guarantors shall be in default under any of the terms, conditions or provisions of any supply or other contract, such contract is terminated by the supplier or other provider of goods or services thereunder as a result of such default and such termination has a Materially Adverse Effect;

         (vii) any material provision of any of the Loan Documents shall cease to be in full force and effect, or the Agent's and the Banks' Liens on a material amount of the Collateral shall fail to be perfected at any time following the later to occur of the Effective Date or the entry of the Financing Order or shall fail to have the priority contemplated hereby at any time after such date;

         (viii) the Bankruptcy Court or another court of competent jurisdiction shall enter any order (A) amending, or modifying the Financing Order without the consent or approval of the Agent, or staying, vacating or rescinding the Financing Order, (B) appointing a chapter 11 trustee or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code in the Case,
    (C) dismissing the Case or converting the Case to a chapter 7 case, or (D) granting relief from the automatic stay to any creditor holding or asserting a Lien or reclamation claim on any material assets of any of the Borrower or any of its Subsidiaries or any of the Guarantors in an aggregate amount (by value of assets or by amount of the claim or Lien) in excess of $100,000 or where the deprivation of such Borrower, such Subsidiary or such Guarantor of such assets will, in the reasonable opinion of the Agent, have a Materially Adverse Effect;

         (ix) an application shall be filed by the Borrower or any of its Subsidiaries or any of the Guarantors for the approval of any other Super-Priority Claim in the Case which is PARI PASSU with or senior to the claims of the Agent and the Banks against the Borrower, its Subsidiaries or the Guarantors under this Agreement or any of the other Loan Documents (unless upon giving effect to the transactions contemplated by such application, all Obligations (whether contingent or otherwise) shall be paid in full in cash and the Total DIP Commitment shall be terminated), or there shall be granted any such Super-Priority Claim or Super- Priority Claims for an amount singularly or in the aggregate, in excess of $100,000;

         (x) the Borrower shall be unable to pay its post-petition debts as they mature or shall fail to comply with any order of the Bankruptcy Court in any respect having, in the reasonable opinion of the Agent, a Materially Adverse Effect; or if any of the Borrower's Subsidiaries (other than a Subsidiary with nominal assets and liabilities) or any of the Guarantors shall be unable to pay its debts as they mature;

         (xi) there shall remain undischarged for more than thirty (30) days any final post-petition judgments or execution actions with respect to an aggregate amount in excess of $100,000 against the Borrower, any of its Subsidiaries or any of the Guarantors, or relief from the automatic stay of
    Section 362(a) of the Bankruptcy Code shall be granted to any creditor or creditors of the Borrower, and of its Subsidiaries or any of the Guarantors with respect to assets having an aggregate value in excess of $100,000 or where the deprivation of the Borrower, any of its Subsidiaries or any of the Guarantors of such assets will, in the reasonable opinion of the Agent, have a Materially Adverse Effect;

         (xii) the Borrower shall pay or discharge any Indebtedness of the Borrower in existence on the Filing Date, except for cure payments with respect to the assumption after the Filing Date of executory contracts which are not financial accommodations, the repayment on the Effective Date of the Indebtedness under the Foothill DIP Facility, the payment of regularly scheduled lease payments under pre-petition leases of Real Estate and regularly scheduled payments under other pre-petition executory contracts that are not financial accommodations (in each case in the ordinary course of business), the making of regularly scheduled debt service payments with respect to pre-petition secured Indebtedness permitted by Section 10.2(b) hereof, honoring obligations under arrangements in respect of customer returns of merchandise, gift certificates, and layaways of merchandise (in each case in the ordinary course of business), payments in respect of employee payroll and related employee benefit arrangements consistent with past practices, and other payments on such Indebtedness not to exceed $100,000 in the aggregate;

         (xiii) a disclosure statement shall be approved by the Bankruptcy Court in the Case for a Reorganization Plan which does not satisfy the requirements of Section 7.3 hereof;

         (xiv) the Borrower shall be enjoined, restrained, or in any way prevented by the order of any Tribunal from conducting any part of its business as a debtor in possession, or the Borrower, any of its Subsidiaries or any of the Guarantors shall be enjoined, restrained in any way prevented by the order of any such Tribunal from conducting any part of its business, or there shall occur any disruption to any such business which continues for more than ten (10) days, or loss or damage to the Borrower's assets, which in any such case results in an impairment or decrease in the value of the assets of such Person or the Collateral in an amount in excess of $100,000;

         (xv) Alan R. Schlesinger or some other person reasonably satisfactory to the Agent and the Banks shall cease to be the Chief Executive Officer and President of the Borrower; or there shall occur any change in the membership of the board of directors of the Borrower or any of its Subsidiaries or any of the Guarantors or in the key executive or financial management of the Borrower or any of its Subsidiaries or any of the Guarantors, which, in any such case, the Agent reasonably believes will have a Materially Adverse Effect;

         (xvi) the Borrower shall fail to comply in any material respect with the Financing Order;

         (xvii) the Borrower shall file a motion to reject any lease with respect to the Kitsap Store Real Estate or any store lease;

         (xviii) the Borrower shall file a motion in the Case (A) to use cash collateral of the Banks under Section 363(c) of the Bankruptcy Code without the consent of the Banks, (B) to recover from any portion of the Collateral any costs or expenses or preserving or disposing of such Collateral under
    Section 506(c) of the Bankruptcy Code, or (C) to take any other action or actions adverse to the Banks or their rights and remedies hereunder or under any of the other Loan Documents or the Banks' interest in any of the Collateral, which other action or actions would, individually or in the aggregate, have a Materially Adverse Effect;

         (xix) a suit or action against the Banks or the Agent shall be commenced by the Borrower, any Subsidiary of the Borrower or any Guarantor which suit or action asserts any claim or legal or equitable remedy contemplating subordination of any claim or Lien of the Banks or the Agent or any such suit or action is commenced by an official committee in the Case or any other Person which results in the granting of any such remedy;;

         (xx) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt, or the Subordinated Debt shall be prepaid, redeemed or repurchased in whole or in part or the Subordinated Debt Documents shall be amended, supplemented or otherwise modified, in each case other than as expressly contemplated by the Reorganization Plan or the Subordination and Intercreditor Agreement; or

         (xxi) in the case of the Financing Order having been initially entered on an interim basis by the Bankruptcy Court, the Financing Order does not, within 15 days after the Effective Date, become or constitute a final order in the Case (pursuant to an order of the Bankruptcy Court, entered upon requisite and proper prior notice of at least fifteen (15) days to the parties in interest in the Case and a related final hearing in the Case, if required by the Bankruptcy Court, with respect to the matters set forth in the Financing Order held under Section 364(c) of the Bankruptcy Code and Bankruptcy Rule 4001(c)(2)), authorizing extensions of credit under this Agreement in the full maximum amount of the Total DIP Commitment, authorizing and approving all matters initially set forth in the Financing Order without any modifications or amendments thereto or reversal thereof, otherwise in form and substance satisfactory to the Agent and the Banks and the Agent's Special Counsel, and in full force and effect.

    (b)  upon and at any time from and after the Exit Facility Date:

         (i) the Borrower shall fail to comply with Section 2.2(c) or Section 2.4(c) within one Business day after the Agent has given written notice of such failure to the Borrower; or the Borrower or any Guarantor shall otherwise fail to pay when due and payable any principal of the Loans, any Reimbursement Obligation not funded by a Loan pursuant to Section 3.2(a) hereof, or any cash collateral requirements provided for in the Loan Documents when the same shall have first become due and payable;

         (ii) the Borrower or any of the Guarantors shall fail to pay any interest on the Loans, fees, or other sums due or required to be paid under this Agreement or any of the other Loan Documents (A) in the case of the Borrower, within one Business Day after the Agent has given written notice to the Borrower that such payment will not be made pursuant to Section 3.1 as requested by standing instructions of the Borrower or Section 3.2(c) in the Agent's discretion and (B) otherwise within three (3) days after the same becomes due and payable;

         (iii) the Borrower shall fail to perform any other term, covenant or agreement contained in Sections 2.2, 2.4, 3.7 (which failure, in the case only of a default consisting of a failure to send Direct Collection Letters, extends as to substantially all account debtors and obligors), 3.9, 7.3, 10.1(g) (which failure, in the case only of a default consisting of a failure to send Direct Collection Letters, extends as to substantially all account debtors and obligors), 10.2(b), (c) and (i)(exclusive of inadvertent failures which are capable of cure, and are being forthwith remedied, without violation of other provisions of the Loan Documents and which do not in the aggregate exceed the sum of $100,000 for all of Sections 10.2(b), (c) and (i) considered together) or any other lettered paragraph of Section 10.1 (other than Section 10.1(i)), 10.2 or 10.3;

         (iv) the Borrower or Guarantor shall fail to perform any other term, covenant or agreement contained in this Agreement or any of the other Loan Documents within ten (10) days after the Agent has given written notice of such failure to the Borrower;

         (v) any representation or warranty of the Borrower or any of its Subsidiaries or any of the Guarantors in this agreement or any of the other Loan Documents or in any document, certificate or notice given in connection therewith shall have been false or misleading in any material respect at the time made or deemed to have been made;

         (vi) after any applicable period of grace or cure, any Indebtedness of the Borrower, any of its Subsidiaries or any of the Guarantors shall not be paid when due, or shall be declared due prior to its scheduled maturity, or any default shall occur in any material respect under any agreement or agreements evidencing Indebtedness owing to the Agent or any Bank or any affiliates of the Agent or any Bank, or Indebtedness to any other Person (including without limitation the Subordinated Debt) which permits the holder or holders of that Indebtedness to declare the Indebtedness to become due and payable prior to its scheduled maturity, and the aggregate amount of such Indebtedness due, declared due or capable of being declared due and payable exceeds the sum of $100,000;

         (vii) any material provision of any of the Loan Documents shall cease to be in full force and effect, or the Agent's and the Banks' Liens on a material amount of the Collateral shall fail to be perfected at any time or shall fail to have the priority contemplated hereby;

         (viii) the Bankruptcy Court or another court of competent jurisdiction shall enter any order amending, supplementing, altering, staying, suspending, vacating, rescinding or otherwise modifying the Confirmation Order (other than amendments consented to or approved by the Agent) in a manner which could adversely affect the Agent or the Banks;

         (ix)  the Borrower or any of its Subsidiaries or any of the Guarantors
    (A) shall make an assignment for the benefit of creditors, (B) shall be adjudicated bankrupt or insolvent, (C) shall seek the appointment of, or be the subject of an order appointing, a trustee, custodian, liquidator or receiver as to all or part of its assets, (D) shall commence, approve or consent to, or be the subject of any case of proceeding under any bankruptcy, reorganization or similar law and, in the case of an involuntary case or proceeding, such case or proceeding is not dismissed within thirty (30) days following the commencement thereof, or (E) shall be the subject of an order or decree for relief in an involuntary case under federal bankruptcy law;

         (x) the Borrower or any of its Subsidiaries (other than a Subsidiary with nominal assets and liabilities) or any of the Guarantors shall be unable to pay its debts as they mature;

         (xi) there shall remain undischarged for more than thirty (30) days any final judgment or execution action against the Borrower or any of its Subsidiaries or any of the Guarantors that, together with other outstanding claims and execution actions against the Borrower and its Subsidiaries and the Guarantors exceeds $100,000 in the aggregate;

         (xii) the Borrower or any of its Subsidiaries or any of the Guarantors shall be enjoined, restrained or any way prevented by the order of any Tribunal from conducting any part of its business; or there shall occur any disruption to such business which continues for more than ten
    (10) days, or loss or damage to the Borrower's or any Subsidiary's or any Guarantor's assets, which in any such case results in an impairment or decrease in the value of the assets of such Person or the Collateral in an amount in excess of $100,000;

         (xiii) there shall occur the loss, suspension or revocation of, or failure to renew, any lease, contract, license, Consent or permit held by the Borrower or any of its Subsidiaries or any of the Guarantors, which in any such case the Agent reasonably believes could have a Materially Adverse Effect;

         (xiv) there shall occur any Change of Control; the term "Change of Control," as used herein, means:

              (A) individuals who, as of the Exit Facility Date, constituted the Board of Directors of the Borrower (as of the Exit Facility Date, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Borrower, PROVIDED that any individual becoming a director, subsequent to the Exit Facility Date, whose election, or nomination for election by the Borrower's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

              (B) in the event that Remy or its Affiliates acquire common stock of the Borrower on or before the Exit Facility Date, Remy and its Affiliates (the "Remy Group") shall at any time from and after such stock is acquired but prior to the Qualifying Post-Exit Public Offering (as defined herein), own legally and beneficially, less than 40% of the issued and outstanding capital stock of the Borrower; the term "Qualifying Post-Exit Public Offering", as used herein, means an underwritten public offering of capital stock of the Borrower subsequent to the Exit Facility Date with the Remy Group legally and beneficially owning at least 40% of the Borrower's issued and outstanding capital stock immediately prior to the consummation of such public offering and legally and beneficially owing less than 40% of the Borrower's issued and outstanding capital stock immediately after giving effect to (and as the result of) the consummation of such public offering); or

              (C) subsequent to the Exit Facility Date, any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended), which were not, as of the Exit Facility Date, stockholders of the Borrower disclosed to and approved by the Agent for purposes of this clause (C), shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 20% or more of the issued and outstanding shares of the capital stock of the Borrower (unless such Persons are reasonably satisfactory to the Agent);

         (xv) Alan R. Schlesinger or some other person reasonably satisfactory to the Agent and Banks shall cease to be the Chief Executive Officer and President of the Borrower;

         (xvi)  with respect to an employee benefit plan within the meaning of
    Section 3.2 of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, the benefits of which are guaranteed upon termination in full or in part by the PBGC (other than a multiemployer plan) (each a "Guaranteed Pension Plan"), a "reportable event" within the meaning of
    Section 4043 of ERISA for which the PBGC requires notice shall have occurred which the Majority Banks reasonably believe could result in the liability of the Borrower or any of its Subsidiaries or any Guarantor to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $100,000 and such event reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Guaranteed Pension Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan; or

         (xvii) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt, or the Subordinated Debt shall be prepaid, redeemed or repurchased in whole or in part, or if the Subordinated Debt Documents shall be amended, supplemented or otherwise modified, in each case other than as expressly contemplated by the Reorganization Plan or the Subordination and Intercreditor Agreement;

THEN, or at any time thereafter the Agent may, and upon the request of the Majority Banks shall, subject to the conditions described below, by written notice to the Borrower, terminate the DIP Commitments or, if the Exit Facility Date has occurred, the Exit Commitments and/or declare and require (i) the unpaid principal amount of the Loans and all interest accrued and unpaid thereon forthwith to be due and payable, (ii) that cash be delivered to the Agent in the amount of 105% of the Maximum Drawing Amount to be held by the Agent for the benefit of the Agent and the Banks as cash collateral for all Reimbursement Obligations, and (iii) all other amounts payable hereunder and under the other Loan Documents to be forthwith due and payable, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors, PROVIDED that in the event of an Event of Default specified in Sections 11.1(a)(xx), 11.1(b)(ix) or 11.1(b)(xvii) hereof, such termination of the Exit Commitment shall occur, and all such amounts shall become immediately due and payable in each case automatically and without any requirement of notice from the Agent or any Bank.

    Section 11.2. REMEDIES. If an Event of Default shall occur and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans as set forth above, each Bank if owed any amount with respect to the Loans or the Reimbursement Obligations may (subject, but prior to the Exit Facility Date only, to the provisions of Section 11.3 hereof), with the consent of the Majority Banks but not otherwise, exercise the rights and remedies which such Bank may have hereunder or under any of the other Loan Documents or at law (including but not limited to the Bankruptcy Code and the Uniform Commercial
Code) or in equity or otherwise. No remedy herein conferred upon any Bank or the Agent is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder, now or hereafter existing at law or in equity or otherwise.

    Section 11.3. RELIEF FROM STAY.    Prior to the Exit Facility Date only,
upon the occurrence and during the continuance of an Event of Default which has resulted in any of the Obligations having been declared (or otherwise becoming) due and payable prior to their stated maturity (an "Acceleration"), the Agent may not exercise any of the Agent's and the Banks' rights or remedies relating to the enforcement of its Liens against the Collateral or the exercise of its rights of set-off pursuant to Section 12 hereof without obtaining from the Bankruptcy Court relief from the automatic stay. The Agent shall, however, be entitled to request from the Bankruptcy Court a hearing on any request by it that the automatic stay be lifted so that the Agent may exercise such rights and remedies and, if the Agent does do, it shall provide prompt notice of such request to the Borrower and the Guarantors, bankruptcy counsel to the Borrower, and to counsel to the official creditor's committees in the Case, and the Office of the United States Trustee, setting forth the Event of Default or Events of Default which the Agent or the Banks believe in good faith to have occurred and be continuing and stating that the Agent intends, upon the Bankruptcy Court granting relief from the automatic stay for the Agent to do so, to enforce its Liens and/or to exercise its rights of set-off. Whether or not relief from the automatic stay is granted, during the continuance of an Event of Default the Banks shall have no further obligation to make any additional Loans hereunder, and the Agent shall have no obligation to issue, extend or renew any Letter of Credit.

    Section 11.4. DISTRIBUTION OF COLLATERAL PROCEEDS.     In the event that
following the occurrence or during the continuance of any Event of Default, the Agent or any Bank, as the case may be, receives any monies whether pursuant to
Section 3.7 or Section 3.9 hereof, in connection with the enforcement of any of the Security Documents, or otherwise, with respect to the collection or realization upon any of the Collateral, such monies shall be distributed for application as follows:

         (a) FIRST, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

         (b) SECOND, to all other Obligations in such order or preference as the Majority Banks may determine; PROVIDED, HOWEVER, that distributions in respect of such obligations shall be made (i) PARI PASSU among Obligations with respect to the facility fees referred to in Section 6.1(a) hereof and the Agent's administrative fee payable pursuant to Section 6.1(e) hereof and all other Obligations and (ii) such that payments in respect of Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks PRO RATA; and PROVIDED, FURTHER, that the Agent shall be entitled to receive and hold cash collateral in the amount of 105% of the aggregate Maximum Drawing Amount of outstanding Letters of Credit and the Agent further may in its discretion make proper allowance to take into account any other Obligations not then due and payable;

         (c) THIRD, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

         (d) FOURTH, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

                                 Section 12. SETOFF.

    Any deposits or other sums at any time credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in such Bank's possession may at all times after the occurrence and during the continuance of an Event of Default hereunder be held and treated as collateral security for the payment and performance of the Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank.
Regardless of the adequacy of any collateral, any deposits or other sums credited by or due from any of the Banks to the Borrower may after the occurrence and during the continuance of an Event of Default hereunder be appropriately applied to or set-off against any of the Obligations due to such Bank hereunder at any time without notice to the Borrower or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Borrower), PROVIDED however, that prior to the Exit Facility Date only, such Bank shall comply with the requirements of Section 11.3 hereof prior to any such application or set-off. Any assignee or loan participant of any Bank shall, to the extent of such assignment or participation, be entitled to the set-off rights granted to such Bank under this Section 12. Each of the Banks agrees with each other Bank that (a) if an account to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the DIP Note or Exit Note, as the case may be, held by such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by such Note held by such Bank, and (b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of right of set-off, counterclaim, cross action, enforcement of the claim evidenced by the Note held by such Bank by proceedings against the Borrower at law or in equity or otherwise, and shall retain and apply to the payment of the Notes held by such Bank any amount in excess of its ratable portion of the payment received by all of the Banks with respect to the Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Note held by it its proportionate payment as contemplated by this Agreement, PROVIDED that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                               Section 13. THE AGENT.

    Section 13.1. AUTHORIZATION. (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent.

    (b) The relationship between the Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Banks. Nothing contained in this Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Banks.

    (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Agent and the Banks with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Agent and the Banks.

    Section 13.2. EMPLOYEES AND AGENTS.     The Agent may exercise its powers
and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

    Section 13.3. NO LIABILITY.   Neither the Agent nor any of its
shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

    Section 13.4. NO REPRESENTATIONS. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower, any of its Subsidiaries or the Guarantors. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

    Section 13.5. PAYMENTS.

         (a) All payments by the Borrower to the Agent hereunder or under any of the other Loan Documents shall be made to the Agent for the respective accounts of the Banks and such payments shall constitute payments by the Borrower to the Banks. Except as otherwise provided in Section 3.7 hereof, not later than 1:00 p.m. Boston time, on the day of any proposed prepayment or repayment of any Loan for which the Agent has received notice thereof in accordance with Sections 2.2 or 2.4 hereof, the Agent shall notify each of the Banks by telephone or in writing of the Borrower's proposed prepayment or repayment of such Loan, and, not later than 4:00 p.m. Boston time, on such date (PROVIDED that the Agent shall have already actually received such prepayment or repayment from the Borrower in readily available funds not later than 3:00 p.m. Boston time on the proposed prepayment or repayment date), the Agent agrees to distribute promptly to each Bank such Bank's PRO RATA share in accordance with its respective Commitment Percentage, or other applicable share of such prepayment or repayment received by the Agent for the account of the Banks, except as otherwise expressly provided herein or in any of the other Loan Documents.

         (b) If the Agent makes available to the Banks any prepayment or repayment of any Loan received from it by the Borrower as set forth above after such prepayment or repayment date, the Agent shall pay to each Bank on demand its PRO RATA share of the amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, TIMES (ii) the amount of the prepayment or repayment of the Loans made by the Borrower in accordance with Sections 2.2 or 2.4 hereof, as applicable, TIMES (iii) a fraction, the numerator of which is the number of days that elapse from and including such prepayment or repayment date to the date on which the PRO RATA or other applicable share of the amount of the Loans prepaid or repaid by the Borrower in accordance with Sections 2.2 or 2.4 hereof, as applicable, shall become immediately available to such Bank, and the denominator of which is 365.

         (c) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making such distribution until its right to make such distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

         (d) Each distribution of cash, property, securities or other value received by any Bank, directly or indirectly, in respect of the Borrower's or any Guarantor's Obligations hereunder, whether pursuant to any attachment, garnishment, execution or other proceedings for collection thereof or pursuant to any bankruptcy, reorganization, liquidation or other similar proceeding, after payment of collection and other expenses as provided herein and in the Security Documents, shall be apportioned among the Banks PRO RATA in accordance with their Commitment Percentages or other applicable shares thereof and such Bank shall promptly pay to the Agent for distribution to the Banks as set forth herein their respective PRO RATA shares of such cash, property, securities or other value, unless such Bank is legally required to return such recovery, in which case each Person receiving a portion thereof shall return to such Bank its PRO RATA share of the sum required to be returned without interest.

         (e) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its PRO RATA share of any Loan as provided in Sections 2.1, 2.3 or 3.6 hereof or (ii) to comply with the provisions of
    Section 12 hereof with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by set-off or otherwise, is in excess of its PRO RATA share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective PRO RATA shares of all outstanding Loans. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective PRO RATA shares of all outstanding Loans. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Banks, the Banks' respective PRO RATA shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

    Section 13.6. HOLDERS OF NOTES.    The Agent may deem and treat the payee
of any Note as the absolute owner thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

    Section 13.7. INDEMNITY. The Banks ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by Section 16.1 hereof), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

    Section 13.8. AGENT AS LENDER.     In its individual capacity, FNBB shall
have the same obligations and the same rights, powers and privileges in respect to its DIP Commitment, Exit Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent.

    Section 13.9. RESIGNATION.    The Agent may resign at any time by giving
thirty (30) days' prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Banks shall have the right to appoint a successor Agent. Unless an Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Ratings Group. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

    Section 13.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT.   Each Bank
hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this Section 13.10 or upon learning of the existence of a Default or Event of Default it shall promptly notify the other Banks of the existence of such Default or Event of Default.

    Section 13.11. DUTIES IN THE CASE OF ENFORCEMENT. In case one of more
Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Banks and (b) the Banks shall have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral (as such term is defined therein) and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                      Section 14. ASSIGNMENT AND PARTICIPATION.

    Section 14.1. CONDITIONS TO ASSIGNMENT BY BANKS. Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage, DIP Commitment and Exit Commitment and the same portion of the DIP Loans and Exit Loans at the time owing to it, the Notes held by it, and its share of the Reimbursement Obligations with respect to Letters of Credit); PROVIDED that (a) each of the Agent and, unless an Event of Default shall have occurred and be continuing, the Borrower shall have given its prior written consent to such assignment, which consent, in the case of the Borrower, will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (c) each assignment shall be in an amount that is a minimum of $7,500,000 or integral multiples of $500,000 in excess thereof, and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of EXHIBIT F attached hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 14.3 hereof, be released from its obligations under this Agreement.


    Section 14.2 CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS;
COVENANTS.    By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim or encumbrance, the assigning Bank makes no representation or warranty, express or implied, and assumes and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage; (b) the assigning Bank makes no representation or warranty and assumes and shall have no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and the Guarantors or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 8(e) and Sections 10.1(a)(i) and (ii) hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; and (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

    Section 14.3. REGISTER. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register of similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage, DIP Commitment, and Exit Commitment of, and principal amount of the Loans owing to, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $3000.

    Section 14.4 NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) days after the issuance of any new Notes pursuant to this Section 14.4, the Borrower shall, at its reasonable expense, deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity, binding effect and enforceability thereof, in form and substance reasonably satisfactory to the Agent and the Banks. The surrendered Notes shall be canceled and returned to the Borrower.

    Section 14.5. PARTICIPATIONS. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Agreement and the other Loan Documents; PROVIDED that (a) each such participation shall be in an initial amount of not less than $5,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the right to approve waivers, amendments or modifications that would (i) reduce the principal of or the interest rate on any Loans, (ii) extend the duration or increase the amount of the DIP Commitment or Exit Commitment, as the case may be, of such Bank as it relates to such participant, (iii) reduce the amount of any commitment fees, facility fees or other fees to which such participant is entitled, (iv) extend any regularly scheduled payment date for principal or interest or (v) release any Collateral (other than asset dispositions permitted by the Loan Documents, and other than with respect to cash collateral in any bankruptcy proceeding after the Exit Facility Date).

    Section 14.6. DISCLOSURE.     The Borrower agrees that in addition to
disclosures made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Agreement to assignees or participants and with the written consent of the Borrower (such consent not to be unreasonably withheld) to potential assignees or participants hereunder; PROVIDED that such assignees or participants or potential assignees or participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process, and
(c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

    Section 14.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER. If any assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to Section 11 hereof, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans. If any Bank sells a participating interest in any of the Loans to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to Section 11 hereof to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such participation.

    Section 14.8. MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Bank shall retain its rights to be indemnified pursuant to Section 16.2 hereof with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this Section 14 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or the enforcement thereof shall release the pledgor or assignor Bank from its obligations hereunder or under any of the other Loan Documents.

    Section 14.9. ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

                  Section 15 AGENT AND BANKS AS PARTIES IN INTEREST.

    The Borrower hereby stipulates and agrees that the Agent and each of the Banks is and shall remain a party in interest in the Case and shall have the right to participate, object and be heard in any motion or proceeding in connection therewith and to appeal therefrom. Neither the failure to so participate, object or be heard nor anything in this Agreement or any other Loan Documents shall be deemed to be a waiver of the Agent's or any Bank's rights or remedies thereunder or under applicable law. Without limitation of the foregoing, the Agent and each of the Banks shall have the right to make any motion or raise any objection which it deems to be in its interest (specifically including but not limited to objections to use of proceeds of the Loans, use of Letters of Credit, payment of professional fees and expenses or the amount thereof, sales or other transactions outside the ordinary course of business or assumption or rejection of any executory contract or lease) whether or not the action or inaction by the Borrower which is the subject of such motion or objection violates or is expressly permitted by any covenant or provisions of this Agreement or any other Loan Document.

                              Section 16. MISCELLANEOUS.

    Section 16.1. COSTS AND EXPENSES. Whether or not the transactions contemplated hereby are consummated, the Borrower shall pay (a) to the Agent promptly on demand all reasonable costs and expenses (including any taxes and reasonable legal and other professional fees and expenses and reasonable fees and expenses of the Agent's commercial finance examiners, liquidation analysis consultants, collateral auditors, appraisers, and other professional advisors) incurred by the Agent in connection with its due diligence or the preparation, negotiation, execution, syndication, amendment, and administration of the Loan Documents, the Financing Order, and the Confirmation Order, and (b) to the Agent and each of the Banks promptly on demand all costs and expenses (including any taxes and reasonable legal and other professional fees and expenses and reasonable fees and expenses of such other Persons as referred to above) incurred by the Agent or such Bank in connection with the enforcement of or preservation of rights under any of the Loan Documents or the administration thereof after the occurrence of an Event of Default, or in connection with any litigation in any way related to any Bank's or the Agent's relationship with the Borrower and all fees, expenses and disbursements in connection with the perfection, protection or priority of any Liens upon any of the Collateral and in connection with any Bankruptcy Court or other court appearances. The covenants of this Section 16.1 shall survive payment or satisfaction in full of all other Obligations.

    Section 16.2. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agent and each of the Banks and their respective officers, employees, affiliates, agents and controlling Persons from and against any and all losses, claims, damages and liabilities to which any such Person may be subject arising out of or in connection with this Agreement and the other Loan

Documents or any of the transactions contemplated hereby or thereby or any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not such indemnified Person is a party hereto or thereto, and to reimburse each of such indemnified Persons, from time to time upon its or his demand, for any reasonable legal or other expenses incurred in connection with investigating or defending any of the foregoing, whether or not the transactions contemplated hereby are consummated; PROVIDED, HOWEVER, that the foregoing indemnity will not, as to any indemnified Person, apply to losses, claims, damages, liabilities or related expenses to the extent that they have been determined by a court of competent jurisdiction by final non-appealable order to arise from the bad faith, willful misconduct or gross negligence of such indemnified Person. In litigation, or the preparation therefor, the Agent and the Banks will be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. The covenants of this Section 16.2 shall survive payment or satisfaction in full of all other Obligations.

    Section 16.3. NOTICES. Any communication to be made hereunder shall (a) be made in writing, but unless otherwise stated, may be made by facsimile transmission or letter, and (b) be made or delivered to the address of the party receiving notice which is identified with its signature below (unless such party has by five (5) days written notice specified another address), and shall be deemed made or delivered when left at or delivered to that address, or five (5) days after being mailed, postage prepaid, to such address, or in the case of facsimile transmission, at the time of dispatch thereof if during normal business hours on a Business Day in the country and city of receipt, or otherwise at the opening of business on the following Business Day in such destination location.

    Section 16.4. AMENDMENT, ETC.

         (a) Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement to be given by all of the Banks, may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with the written consent of the Majority Banks. Notwithstanding the foregoing, the rate of interest on the Notes (other than interest accruing pursuant to Section 3.4(b) following the effective date of any applicable waiver by the Majority Banks, or, where required, all of the Banks, of the Event of Default relating thereto), the amounts and terms and maturity of the Notes, the dates and amounts of any required principal or interest payments, the amount and duration of the respective DIP Commitments and the Exit Commitments of the Banks, and the date and amount of the commitment fees or letter of credit fees hereunder may not be changed without the written consent of the Borrower and the written consent of each of the Banks; the definition of Majority Banks, any provision of the Loan Documents providing for or requiring the approval, consent, or direction of the Agent, or of a specified number, combination, or percentage of the Banks or holders of a certain percentage of the DIP Commitments, the Exit Commitments, or the Obligations, in any case with respect to any action or matter relating to the Loan Documents, and the provisions of this Section 16.4(a) may not be amended without the written consent of all of the Banks; SCHEDULE 3.7, SCHEDULE 3.7A, and SCHEDULE 3.9 may be amended from time to time with the written agreement of the Agent and the Borrower; except for the use of cash collateral in any bankruptcy proceeding after the Exit Facility Date, and except for asset dispositions permitted by Section 10.2(f) as in effect on the Effective Date, Collateral may not be released without the written consent of all of the Banks and the Agent; and the amount of the Agent's administrative fee or facility fees or other fees for the Agent's own account or any fees with respect to the Letters of Credit payable for the Agent's account, and the provisions of
    Section 13 hereof and the Fee Letter may not be amended without the written consent of the Agent.

         (b) No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower or any of its Subsidiaries or any of the Guarantors shall entitle the Borrower or any Subsidiary or any Guarantor to other or further notice or demand in similar or other circumstances. No failure or delay by the Agent or any Bank to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege.

         (c) The provisions of this Agreement are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Agreement, together with all exhibits and schedules hereto, expresses the entire understanding of the parties with respect to the transactions contemplated hereby. This Agreement and any amendment hereby may be executed in several counterparts, each of which shall be an original, and all of which shall constitute one agreement. In proving this Agreement, it shall not be necessary to produce more than one such counterpart executed by the party to be charged.

         (D) THIS AGREEMENT AND THE NOTES ARE CONTRACTS UNDER SEAL UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW) AND, PRIOR TO THE EXIT FACILITY DATE BUT ONLY TO THE EXTENT

    APPLICABLE, OR AS OTHERWISE PROVIDED IN THE REORGANIZATION PLAN, THE PROVISIONS OF THE BANKRUPTCY CODE. The Borrower agrees that during the period prior to the Exit Facility Date, any suit for the enforcement of this Agreement and any other Loan Documents may be brought in the Bankruptcy Court and consents to the nonexclusive jurisdiction of such court. The Borrower agrees that during the period from and after the Exit Facility Date, any suit for the enforcement of this Agreement and any of the other Loan Documents may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court. THE BORROWER, AS AN INDUCEMENT TO THE AGENT AND EACH OF THE BANKS TO ENTER INTO THIS AGREEMENT, HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION ARISING IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER LOAN DOCUMENT.

    IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first above written.

                                            LAMONTS APPAREL, INC., a Delaware
                                            corporation, debtor and debtor in
                                            possession



                                            By: /s/ Loren Rothschild
                                                 --------------------------
                                                 Name: LOREN ROTHSCHILD
                                                 Title: VICE CHAIRMAN

                                            12413 Willows Road, N.E. Kirkland,
                                            Washington 98034
                                            Tel: 1-206-814-5461
                                                 -----------------------
                                            Fax: 1-206-814-9749
                                                 -----------------------
                                            Attention: Debbie Brownfield
                                                       -----------------

                                            THE FIRST NATIONAL BANK OF BOSTON,
                                            individually and as Agent



                                            By:
                                                 -----------------------
                                                 Name:
                                                 Title:

                                            Address:

                                            100 Federal Street
                                            Boston, Massachusetts 02110
                                            Tel:  (617) 434-____
                                            Fax: (617) 434-____
                                            Attention:
                                                        ------------------

                                    EXHIBIT A


                  FORM OF BORROWING BASE REPORT AND WORKSHEETS

                                     FORM OF
                              BORROWING BASE REPORT

                               Dated:_____________

                     For Period Ended: _____________________


     The undersigned, __________, the duly elected and qualified _________________ of Lamonts Apparel, Inc., [debtor and debtor in possession*] (the "Borrower"), hereby certifies pursuant to Section 10.1(a)(iv) of the Debtor in Possession and Exit Financing Loan Agreement, dated as of June 4, 1996 (as amended, modified, supplemented or restated and in effect from time to time, the "Loan Agreement"), among the Borrower, The First National Bank of Boston and the other lending institutions that are or may become parties thereto from time to time (collectively, the "Banks") and The First National Bank of Boston in its capacity as agent (the "Agent") for the Banks, that (a) the information set forth in this Borrowing Base Report was true and correct as of the last day of the period specified herein, (b) this Borrowing Base Report has been prepared in accordance with the applicable provisions of the Loan Agreement relating to the computation of the Borrowing Base and the various components thereof, and (c) as of the date of this Borrowing Base Report, there exists no Default or Event of Default.

     Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.


                                        LAMONTS APPAREL, INC., [DEBTOR
                                        AND DEBTOR IN POSSESSION*]


                                        By:______________________________
                                            Name:
                                            Title:







*Applicable only for the period of time prior to the Exit Facility Date

     BORROWING BASE AS OF _______, 19___ FOR THE PERIOD ENDED _______, 19___

             PRE-EXIT FACILITY DATE BORROWING BASE REPORT WORKSHEET


Book Value of inventory                                            $____________

Less:consigned inventory                          $____________
      returns not of first quality                 ____________
      obsolete inventory                           ____________
      inventory liened other than to Agent         ____________
      inventory not in possession of Borrower
        with no acceptable waiver                   ____________
      inventory held by Assembly with no
        acceptable waiver                          ____________
      inventory outside the United States of
        America                                    ____________
      inventory shipped to a customer(s)           ____________
      inventory not at a Permitted Inventory
        Location                                   ____________
      damaged inventory                            ____________
      inventory deemed ineligible by Agent         ____________
                                      Total       $

Eligible Inventory                                                 $____________

Gross inventory availability (Eligible Inventory
  x___%)                                                           $____________

Less: Inventory Shrink Reserve (Book Value
        x__%)                                     $____________

Net inventory availability                                         $____________

Kitsap Store availability:
  the lesser of $1,910,000 or 60% of the
  Kitsap Store appraisal                                           $____________

Gross Availability (Net inventory availability
  plus Kitsap Store availability)                                  $____________

Less: outstanding DIP Loans                       $____________
      outstanding Letters of Credit                ____________
                                      Total       $

Net availability                                                   $____________

                   POST EXIT FACILITY DATE BORROWING BASE REPORT
                     WORKSHEET WITH NO CAPITAL RAISING EVENT

Book Value of inventory                                            $____________

Less: consigned inventory                         $____________
      returns not of first quality                 ____________
      obsolete inventory                           ____________
      inventory liened other than to Agent         ____________
      inventory not in possession of Borrower
        with no acceptable waiver                   ____________
      inventory held by Assembly with no
        acceptable waiver                          ____________
      inventory outside the United States of
        America                                    ____________
      inventory shipped to a customer(s)           ____________
      inventory not a Permitted Inventory
        Location                                   ____________
      damaged inventory                            ____________
      inventory deemed ineligible by Agent         ____________
                                     Total        $

Eligible Inventory                                                 $____________

Gross inventory availability (Eligible Inventory
  x___%)                                                           $____________

Less: Inventory Shrink Reserve (Book Value
        x__%)                                     $____________
      Landlord Lien Reserves                       ____________
                                          Total   $

Net inventory availability                                         $____________

Kitsap Store availability:
  the lesser of $1,910,000 or 60% of the
  Kitsap Store appraisal                                           $____________

Gross Availability (Net inventory availability
  plus Kitsap Store availability)                                  $____________

Less: outstanding Exit Loans                      $____________
      outstanding Letters of Credit                ____________
                                           Total  $

Net availability                                                   $____________

                  POST EXIT FACILITY DATE BORROWING BASE REPORT
                     WORKSHEET AFTER A CAPITAL RAISING EVENT


Book Value of inventory                                            $____________

Less: consigned inventory                         $____________
      returns not of first quality                 ____________
      obsolete inventory                           ____________
      inventory liened other than to Agent         ____________
      inventory not in possession of Borrower
        with no acceptable waiver                   ____________
      inventory held by Assembly with no
        acceptable waiver                          ____________
      inventory outside the United States of
        America                                    ____________
      inventory shipped to a customer(s)           ____________
      inventory not a Permitted Inventory          ____________
        Location
      damaged inventory                            ____________
      inventory deemed ineligible by Agent         ____________
      Total                                       $____________

Eligible Inventory                                                 $____________

Gross inventory availability (Eligible Inventory
  x 65%)                                                           $____________

Less: Inventory Shrink Reserve (Book Value
        x__%)                                     $____________
      Landlord Lien Reserves                       ____________
                                           Total  $

Net inventory availability                                         $____________

Less: outstanding Exit Loans                      $____________
      outstanding Letters of Credit                ____________
                                          Total   $

Net availability                                                   $____________

                                    EXHIBIT B

                             FORM OF LANDLORD WAIVER

                                                                       EXHIBIT B



       LANDLORD WAIVER in favor of The First National Bank of Boston as Agent, 100 Federal Street, Boston, Massachusetts 02110 (Attention:[*****]).

       Lamonts Apparel, Inc. (the "COMPANY") is the lessee under a lease between the Company and the undersigned (the "LANDLORD") covering the premises located at [**address**] (the "PREMISES") of which the Landlord is the sole owner. The Company is entering into certain financing arrangements with The First National Bank of Boston as agent (the "AGENT") for certain lenders (collectively, the "LENDERS") which require, among other things, that the Company grant a security interest in favor of the Agent in all of the inventory and any other personal property of the Company at any time located on the Premises (collectively, the "COLLATERAL").

       To induce the Lenders to extend credit to the Company, the Landlord agrees that: (a) none of the Collateral located on the Premises shall be deemed to be fixtures, and all of the Collateral shall remain the personal property of the Company; (b) the Landlord will notify the Agent if the Company defaults under the lease and allow the Agent at least 15 days from its receipt of such notice in which to cure or cause the Company to cure any such default; (c) if the Landlord intends to take possession of the Premises during the term of the lease, it will notify the Agent at least 15 days before taking such action; (d) the Landlord will not assert against any of the Collateral any security interest, landlord's lien, claim or any other statutory or possessory lien or right, including, without limitation, any right of levy or distraint for rent; and (e) if the Company defaults on its obligations to the Lenders and, as a result, the Agent undertakes to enforce its security interest in the Collateral, the Landlord will permit the Agent for a period of 15 days after the Agent notifies the Landlord of such default to preserve and remove during non-business hours any Collateral from the Premises, the Agent agreeing (i) to be responsible for any damage to the Premises caused by any such removal and (ii) not to hold any "going out of business" sale on the Premises without the Landlord's consent.

       Any notices under this Waiver shall be by certified mail, addressed to the Agent at its address set forth above or to the Landlord at its address set forth below. The Landlord will notify all successor claimants to an interest in the Premises of this Waiver which shall be binding upon the Landlord's successors and assigns.

[LANDLORD]

By:___________________________     Address:_______________________________
Name:_________________________             _______________________________
Title:________________________             _______________________________
Date:________________________

                                    EXHIBIT C

                                FORM OF DIP NOTE

                                                                       EXHIBIT C

                                FORM OF DIP NOTE

$___________                                                      June ___, 1996


       FOR VALUE RECEIVED, the undersigned LAMONTS APPAREL, INC., a Delaware corporation, debtor and debtor in possession (the "Borrower"), hereby promises to pay to the order of [INSERT NAME OF BANK], a [INSERT TYPE OF BANK ENTITY] (the "Bank") at the Agent's Head Office (as defined in the Loan Agreement referred to below):

            (a) prior to or on the DIP Maturity Date the principal amount of [INSERT BANK'S COMMITMENT AMOUNT] Dollars ($________) or, if less, the aggregate unpaid principal amount of DIP Loans advanced by the Bank to the Borrower pursuant to the Debtor in Possession and Exit Financing Loan Agreement dated as of June 4, 1996 (as amended, modified, supplemented or restated and in effect from time to time, the "Loan Agreement"), by and among the Borrower, the Bank, the other lending institutions party thereto and The First National Bank of Boston in its capacity as agent for the Bank and such lending institutions (the "Agent"); and

            (b) interest on the principal balance hereof from time to time outstanding from the Effective Date under the Loan Agreement through and including the maturity date hereof at the times and at the rates provided in the Loan Agreement.

       This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Loan Agreement. The Bank and any holder hereof is entitled to the benefits of the Loan Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

       The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any DIP Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such DIP Loan or (as the case may be) the receipt of such payment. The outstanding amount of the DIP Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any DIP Loans shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Loan Agreement to make payments of principal of and interest on this Note when due.

       The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Loan Agreement.

       If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

       No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

       The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

       THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW) AND, TO THE EXTENT APPLICABLE, THE PROVISIONS OF THE BANKRUPTCY CODE. BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE BANKRUPTCY COURT AND

CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

       This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

       IN WITNESS WHEREOF, the undersigned has caused this DIP Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as an instrument under seal as of the day and year first above written.



                                        LAMONTS APPAREL, INC.,
                                        DEBTOR AND DEBTOR IN POSSESSION



                                        By:
                                            ---------------------------
                                             Name:
                                             Title:

- --------------------------------------------------------------------------------

                                Amount of          Balance of
                Amount        Principal Paid        Principal        Notation
    Date        of Loan         or Prepaid           Unpaid          Made By:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

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- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

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- --------------------------------------------------------------------------------

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- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                      EXHIBIT D


                                  FORM OF EXIT NOTE

                                                                EXHIBIT D


                                  FORM OF EXIT NOTE

    $___________                                                [   ], 1996


    FOR VALUE RECEIVED, the undersigned LAMONTS APPAREL, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [INSERT NAME OF BANK], a [INSERT TYPE OF BANK ENTITY] (the "Bank") at the Agent's Head Office (as defined in the Loan Agreement referred to below):

              (a) prior to or on the Exit Maturity Date the principal amount of [INSERT BANK'S COMMITMENT AMOUNT] Dollars ($________) or, if less, the aggregate unpaid principal amount of Exit Loans advanced by the Bank to the Borrower pursuant to the Debtor in Possession and Exit Financing Loan Agreement dated as of June 4, 1996 (as amended, modified, supplemented or restated and in effect from time to time, the "Loan Agreement"), by and among the Borrower, the Bank, the other lending institutions party thereto and The First National Bank of Boston in its capacity as agent for the Bank and such lending institutions (the "Agent");

              (b) interest on the principal balance hereof from time to time outstanding from the Exit Facility Date under the Loan Agreement through and including the maturity date hereof at the times and at the rates provided in the Loan Agreement; and

              (c) any interest on the principal balance of the DIP Loans unpaid as of the Exit Facility Date, at the times and at the rates provided in the Loan Agreement.

         This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Loan Agreement. The Bank and any holder hereof is entitled to the benefits of the Loan Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

         The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Exit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Exit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Exit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Exit Loans shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Loan Agreement to make payments of principal of and interest on this Note when due.

         The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Loan Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

         No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

(EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW) AND, TO THE EXTENT PROVIDED IN THE REORGANIZATION PLAN, THE BANKRUPTCY CODE. THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF EACH SUCH COURT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the undersigned has caused this Exit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as an instrument under seal as of the day and year first above written.



                                            LAMONTS APPAREL, INC.



                                            By:
                                                -------------------------------
                                               Name:
                                               Title:

- --------------------------------------------------------------------------------

                                  Amount of           Balance of
                        Amount    Principal Paid      Principal      Notation
         Date           of Loan   or Prepaid          Unpaid         Made By:

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

- ------------------- ------------- ----------------- --------------- ------------

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- --------------------------------------------------------------------------------

                                    EXHIBIT E

                  FORM OF COMPLIANCE CERTIFICATE AND WORKSHEET

                                                                       EXHIBIT E

                                     FORM OF
                             COMPLIANCE CERTIFICATE

                                _______ __, 199__

To the Banks party to the Loan
Agreement referred to below

c/o The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110
Attn:  Steven B. Atwater, Director

Ladies and Gentlemen:

     Reference is made to the Debtor in Possession and Exit Financing Loan Agreement, dated as of June 4, 1996 (as amended, modified, supplemented or restated and in effect from time to time, the "Loan Agreement"), by and among Lamonts Apparel, Inc., [debtor and debtor in possession*] (the "Borrower"), The First National Bank of Boston and the other lending institutions party thereto (collectively, the "Banks") and The First National Bank of Boston in its capacity as agent (the "Agent") for the Banks. Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the respective meanings assigned to such terms in the Loan Agreement.

     This Compliance Certificate refers to the financial statements enclosed herewith for the fiscal [year] [quarter] [month] ended _______. Pursuant to
Section 10.1(a)(iii) of the Loan Agreement, the Borrower, by the undersigned officer of the Borrower (who has reviewed the Loan Documents) hereby certifies to each of you as follows: (a) the information furnished in the calculations attached hereto was true and correct as of the last day of the fiscal [year] [quarter] [month] referred to above, which is the end of the fiscal [year] [quarter] [month] next preceding the date of this certificate; (b) as of the date of this certificate, there exists no Default or Event of Default; and (c) the financial statements delivered herewith were prepared in accordance with generally accepted accounting principles and the requirements of the Loan Agreement.

     IN WITNESS WHEREOF, Lamonts Apparel, Inc. has executed this Compliance Certificate as of the date first written above.

                                        LAMONTS APPAREL, INC., [DEBTOR
                                          AND DEBTOR IN POSSESSION*]


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:



*Applicable only for the period of time prior to the Exit Facility Date

                        COMPLIANCE CERTIFICATE WORKSHEET
                              LAMONTS APPAREL, INC.

   Section              General Covenant Description             Compliance
   -------              ----------------------------             ----------

10.2(a)(ii)         $100,000 limit on certain priority            yes/no
                    claims

10.2.(a)(iii)       $100,000 limit on Section 364 priority        yes/no
                    claims

10.2.(b)(v)         $______ limit on purchase money               yes/no
                    Indebtedness/ Capitalized Leases

10.2.(f)(y)         $100,000 twelve month obsolete F&E            yes/no
                    limit

10.2.(g)(D)         $100,000 limit on certain Indebtedness        yes/no
                    payments

10.2(l)             Limit on number of stores and retail          yes/no
                    outlets

                    Period             Maximum Number        Actual
                    ------             --------------        ------
                    5/5/96 - 2/1/97         42               _____
                    2/2/96 - 1/31/98        44               _____
                    2/1/98 - 1/30/99        48               _____
                    1/31/99 - 7/3/99        52               _____


10.3(a)             Limit on Capital Expenditures                 yes/no


Period                  Limit       Carry-Over    Revised Limit      Actual
- ------                  -----       ----------    -------------      ------
2/4/96 - 2/1/97        $1,500,000        0          $1,500,000      _________
2/2/97 - 1/31/98       $2,500,000     _______         _______       _________
2/1/98 - 1/30/99       $6,500,000     _______         _______       _________
1/31/99 - 7/3/99       $2,250,000     _______         _______       _________


 10.3(b)       Minimum Cumulative Consolidated EBITDA                     yes/no



                          Minimum
               Date       Since 2/4/96                  Actual

               5/4/96     ($2,900,000)                  ______
               6/1/96     ($2,700,000)                  ______
               7/6/96     ($2,600,000)                  ______
               8/3/96     ($1,800,000)                  ______
               8/31/96    ($1,050,000)                  ______
               10/5/96    ($  200,000)                  ______
               11/2/96     $  500,000                   ______
               11/30/96    $  800,000                   ______
               1/4/97      $7,600,000                   ______
               2/1/97      $5,900,000                   ______
               3/1/97      $4,600,000                   ______
               4/5/97      $4,700,000                   ______
               5/3/97      $3,900,000                   ______
               5/31/97     $4,100,000                   ______




 10.3.(c)      Pre-Exit Facility Date Minimum/Maximum Inventory           yes/no
               Limits


                    Minimum Amount    Maximum Amount    Actual      Actual
 Date               --------------    --------------    ------      ------
 ----                                                   Minimum     Maximum
                                                        -------     -------
 May 4, 1996        $35,400,000       $43,400,000       _______     _______

 June 1, 1996       $36,900,000       $45,200,000       _______     _______
 July 6, 1996       $36,600,000       $44,800,000       _______     _______

 August 3, 1996     $36,200,000       $44,300,000       _______     _______
 August 31, 1996    $37,800,000       $46,300,000       _______     _______

 October 5, 1996    $39,100,000       $47,900,000       _______     _______
 November 2, 1996   $43,500,000       $53,300,000       _______     _______

 November 30, 1996  $47,500,000       $58,200,000       _______     _______
 January 4, 1997    $31,000,000       $38,000,000       _______     _______

 February 1, 1997   $31,100,000       $38,100,000       _______     _______
 March 1, 1997      $34,300,000       $42,100,000       _______     _______

 April 5, 1997      $34,000,000       $41,700,000       _______     _______

 May 3, 1997        $35,400,000       $43,400,000       _______     _______
 May 31, 1997       $37,000,000       $45,300,000       _______     _______


 10.3.(d)          Minimum/Maximum Inventory Limit With No      yes/no
                   Capital Raising Event


 Date              Minimum Amount   Maximum Amount    Actual     Actual
 ----              --------------   --------------    ------     ------
                                                      Minimum    Maximum
                                                      -------    -------

November 2,        $43,500,000      $53,300,000       _______     _______
 1996

 February 1,       $31,100,000      $38,100,000       _______     _______
 1997

 May 3, 1997       $35,400,000      $43,400,000       _______     _______

 August 2, 1997    $38,000,000      $46,500,000       _______     _______

 November 1,       $45,700,000      $56,000,000       _______     _______
 1997

 January 31,       $32,600,000      $37,900,000       _______     _______
 1998

 May 2, 1998       $37,200,000      $45,600,000       _______     _______

 August 1, 1998    $42,100,000      $51,700,000       _______     _______

 October 31,       $50,700,000      $62,200,000       _______     _______
 1998

 January 30,       $36,100,000      $42,100,000       _______     _______
 1999

 May 1, 1999       $41,200,000      $50,700,000       _______     _______



 10.3.(e)         Debt Service Coverage Ratio with No              yes/no
                  Capital Raising Event


                                                      Actual
 Date                       Minimum Ratio             Ratio (a)

 November 2, 1996           0.22 to 1.00               _______
 February 1, 1997           1.00 to 1.00               _______
 May 3, 1997                1.00 to 1.00               _______
 August 2, 1997             0.95 to 1.00               _______
 November 1, 1997           1.00 to 1.00               _______
 January 31, 1998           1.00 to 1.00               _______
 May 2, 1998                1.00 to 1.00               _______
 August 1, 1998             1.00 to 1.00               _______
 October 31, 1998           1.00 to 1.00               _______
 January 30, 1999           1.00 to 1.00               _______
 May 1, 1999                1.00 to 1.00               _______

 10.3.(f)         Minimum/Maximum Inventory Limits With a          yes/no
                  Capital Raising Event



                        Minimum Amount   Maximum Amount     Actual    Actual
 Date                   --------------   --------------     -------   ------
 ----                                                       Minimum   Maximum
                                                            -------   -------
 November 2, 1996       $47,000,000      $57,600,000        _______   _______

 February 1, 1997       $33,000,000      $40,400,000        _______   _______
 May 3, 1997            $39,000,000      $47,800,000        _______   _______

 August 2, 1997         $40,400,000      $49,500,000        _______   _______
 November 1, 1997       $47,700,000      $58,400,000        _______   _______

 January 31, 1998       $32,700,000      $40,100,000        _______   _______
 May 2, 1998            $41,000,000      $50,200,000        _______   _______

 August 1, 1998         $42,500,000      $52,000,000        _______   _______
 October 31, 1998       $50,100,000      $61,300,000        _______   _______

 January 30, 1998       $34,400,000      $42,100,000        _______   _______
 May 1, 1999            $45,500,000      $55,700,000        _______   _______



 10.3.(g)           Debt Service Coverage Ratio with a Capital    yes/no
                    Raising Event


                                                                   Actual
 Date                                 Minimum Ratio                Ratio (a)
 ----                                 -------------                ---------
 November 2, 1996                     0.32 to 1.00                  _______
 February 1, 1997                     1.30 to 1.00                  _______
 May 3, 1997                          1.66 to 1.00                  _______
 August 2, 1997                       1.90 to 1.00                  _______
 November 1, 1997                     2.00 to 1.00                  _______
 January 31, 1998                     2.00 to 1.00                  _______
 May 2, 1998                          2.00 to 1.00                  _______
 August 1, 1998                       2.00 to 1.00                  _______
 Octoboer 31, 1998                    2.00 to 1.00                  _______
 January 30, 1998                     2.00 to 1.00                  _______
 May 1, 1999                          2.00 to 1.00                  _______

(a)  Debt Service Coverage Ratio Calculation Summary

     Operating Cash Flow:
          Consolidated EBITDA                               ____________
          minus cash taxes                                  ____________
          minus cash Capital expenditures                   ____________
          Operating Cash Flow

     Total Debt Service:
          Consolidated Total Interest Expense               ____________
          plus non-excluded cash financing fees             ____________
          plus principal Indebtedness payments              ____________
          plus principal Capitalized lease payments         ____________
          Total Debt Service

     Operating Cash Flow divided by Total Debt Service      ____________

                                    EXHIBIT F

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                                                       EXHIBIT F

                            ASSIGNMENT AND ACCEPTANCE

                        Date as of______  _____, 19_____


     Reference is made to the Debtor In Possession and Exit Financing Loan Agreement, dated as of June 4, 1996 (as from time to time amended and in effect, the "Loan Agreement"), by and among Lamonts Apparel, Inc., a Delaware Corporation [debtor and debtor in possession*] (the "Borrower"), the lenders referred to therein as Banks (collectively, the "Banks"), and The First National Bank of Boston, a national banking association, as agent (in such capacity, the "Agent") for the Banks. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

     [INSERT ASSIGNING BANK'S NAME] (the "Assignor") and [INSERT ELIGIBLE ASSIGNEE'S NAME] (the "Assignee") hereby agree as follows:

     1. ASSIGNMENT. Subject to the terms and conditions of this Assignment and Acceptance, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes to without recourse to the Assignor, a $[INSERT PURCHASE AMOUNT] interest in and to the rights, benefits, indemnities and obligations of the Assignor under the Loan Agreement equal to [INSERT PERCENTAGE OF TOTAL COMMITMENT] in respect of the Total DIP Commitment and the same percentage of the Total Exit Commitment, as applicable, as in effect immediately prior to the Effective Date (as defined below) of this Assignment and Acceptance.

     2. ASSIGNOR'S REPRESENTATIONS. The Assignor (i) represents and warrants that (A) it is legally authorized to enter into this Assignment and Acceptance,
(B) as of the date hereof, the amount of its DIP Commitment and its Exit Commitment, as applicable, is [INSERT ASSIGNOR'S COMMITMENT], its Commitment Percentage is [INSERT ASSIGNOR'S COMMITMENT PERCENTAGE], the aggregate outstanding principal balance of its DIP Loans or Exit Loans, as applicable, equals [INSERT OUTSTANDING PRINCIPAL BALANCE OF APPLICABLE LOANS], the aggregate amount of its Letter of Credit Participations equals [INSERT TOTAL LETTER OF CREDIT PARTICIPATIONS] (in each case without giving effect to its Assignment and Acceptance or to any contemplated other assignments which have not yet become effective), and

(C) immediately after giving effect to all other assignments which have not yet become effective, the Assignor's Commitment Percentage will be sufficient to give effect to this Assignment and Acceptance, (ii) makes no representation or warranty, express or implied, and assumes and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than it is legal and beneficial owner of the interest being assigned by it hereunder free and clear of any adverse claim or encumbrance; (iii) makes no representation or warranty and assumes and shall have no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of its obligations under the Loan Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (iv) attaches hereto the [DIP Note] [Exit Note] delivered to and held by it under the Loan Agreement.

     The Assignor requests that the Borrower exchange the Assignor's [DIP Note] [Exit Note] for a new [DIP Notes] [Exit Notes] payable to the Assignor and the Assignee as follows:


Notes Payable to              Amount of[DIP Note]
   the Order of:                 [Exit Note]
- -----------------             -----------------

Assignor                      $[          ]
Assignee                      $[          ]

     3. ASSIGNEE'S REPRESENTATIONS. The Assignee (i) represents and warrants that (A) it is duly and legally authorized to enter into this Assignment and Acceptance, (B) the execution, delivery and performance of this Assignment and Acceptance do not conflict with any provision of law or of the charter or by-laws of the Assignee, or of any agreement binding on the Assignee, (C) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment and Acceptance, and to render the same the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (ii) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8(e) and Section 10.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) represents and warrants that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank; and (vii) acknowledges that it has made arrangements with the Assignor satisfactory to the Assignee with respect to its PRO RATA share of Letter of Credit Fees in respect of outstanding Letters of Credit.

     4. EFFECTIVE DATE. The effective date for this Assignment and Acceptance shall be ____________ ____, 19___ (the "Effective Date"). Following the execution of this Assignment and Acceptance, the payment of the registration fee required by Section 14.3 of the Loan Agreement, the consent of the Agent, and the consent of the Borrower hereof (if required under the Loan Agreement) having been obtained, each party hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance by the Agent and recording in the Register by the Agent. SCHEDULE 1 to the Loan Agreement shall thereupon be replaced as of the Effective Date by the SCHEDULE 1 annexed hereto.

     5. RIGHTS UNDER LOAN AGREEMENT. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Loan Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Loan Agreement; PROVIDED, HOWEVER, that the Assignor shall retain its rights to be indemnified pursuant to Section 16.2 of the Loan Agreement with respect to any claims or actions arising prior to the Effective Date.

     6. PAYMENTS. Upon such acceptance of this Assignment and Acceptance by the Agent and such recording, from and after the Effective Date, the Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, Reimbursement Obligations, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make any appropriate adjustments in payments for periods prior to the Effective Date hereof or with respect to the making of this assignment directly between themselves.

     7. GOVERNING LAW. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     8. COUNTERPARTS. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                                        [INSERT ASSIGNING BANK'S NAME]


                                        By:____________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                        [INSERT ELIGIBLE ASSIGNEE'S NAME]


                                        By:____________________________________
                                            Name:______________________________
                                            Title:_____________________________



CONSENTED TO:

LAMONTS APPAREL, INC.,
[debtor and debtor in possession*]


By:_____________________________
    Name:_______________________
    Title:______________________


THE FIRST NATIONAL
 BANK OF BOSTON, As Agent

By:_____________________________
    Name:_______________________
    Title:______________________


* Applicable only for the period of time prior to the Exit Facility Date.

                                  Schedule 1


                        Banks; Commitment Percentages

                                  SCHEDULE 1


                        BANKS; COMMITMENT PERCENTAGES




                                                 Commitment Percentage of Total
                                                 DIP Commitments or Total Exit
                       Bank                        Commitments, as applicable
                       ----                      ------------------------------

       The First National Bank of Boston                      100%
       100 Federal Street
       Boston, MA 02110

                               SCHEDULE 3.7

               LOCK BOX AND DEPOSITORY INSTITUTION ACCOUNTS

                               SCHEDULE 3.7


- -----------------------------------------------------------------------------------------------------------------------------------
                                                  LAMONTS OUTSIDE CONCENTRATION
                                                    STORE DEPOSITORY STRUCTURE
                                                         AS OF MAY 28, 1996
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
                                              Lamonts Outside Concentration Account
                                                    Seafirst Account #63489314
- -----------------------------------------------------------------------------------------------------------------------------------
         |                      |                    |                    |                       |                     |
         |                      |                    |                    |                       |                     |
   BANK OF ASTORIA     FIRST NATIONAL BANK  FIRST SECURITY BANK   FIRST SECURITY BANK       WEST ONE BANK*        WEST ONE BANK*
                             ALASKA                MONTANA                UTAH                   IDAHO                OREGON
1601 E. Harbor Drive   646 West 4th Avenue       PO Box 4506        1320 North & Main            701 E.                59 E
Warrenton, OR 97146      PO Box 100720        Missoula, MT 59806    Logan, UT 84321      Morrison-Knudsen Drive    11th Avenue
   (503) 861-9750      Anchorage, AK 99510    (406) 728-3115        (208) 383-5370              Plaza II          Eugene, OR 97402
                       (907) 265-3552                                                       Boise, ID 83712        (503) 345-2365
                                                                                            (208) 383-5370

 Account #02301873     Account #01113232      Account #94019       Account #0320012545   Account #0054011725     Account #0102022610



     STORES                 STORES                 STORES                 STORES                  STORES                STORES
     ------                 ------                 ------                 ------                  ------                ------

      608                     516                    596                    600                     522                    582
                              524                                                                   530                    594
                              544                                                                   542
                              548                                                                   564
                              550                                                                   570
                              552                                                                   602
                              562



*West One Banks have been acquired by US Bank, accounts will transfer to US Bank locations effective July 1996.

                                SCHEDULE 3.7A

                 CERTAIN TYPES OF PAYMENTS TO BE RECEIVED
                          DIRECTLY BY THE BORROWER

                               SCHEDULE 3.7(a)

                            DEPOSIT CONTROL ITEMS


1)  Merchandise Vendor-Related (when not offset to invoices)
         Markdown Moneys
         Cosmetic Commissions Receivable
         Advertising Coop Receivable
         Debit Balance Receivable
         Subtenant Reimbursements/Income (Santa Photo, Hair Salon,
           Fridgerator Co.)
         Retired Inventory Liquidation

2) Expense Vendor-Related Reimbursements/Refunds (when not offset to invoices) Advertising Vendors
         Maintenance Work / Landlord Reimbursements
         Utility Company Reimbursements
         Prepaid: Insurance, Benefits, Software, Supplies
         Other

3)  Employee-Related Reimbursements
         Payroll Garnishments
         Executive Personal Expense Reimbursements
         Employee Long Distance Phone Reimbursements
         Benefits: Cobra Self-Pay, MDDV Reimbursements

4)  Legal and out of the ordinary course of business payments

5)  Distribution Center
         Freight Vendor Reimbursements (Inbound, Outbound, RTV, etc.);
           WOSCA Misc.

                                 SCHEDULE 3.9

                      CONCENTRATION ACCOUNT ARRANGEMENTS
                     AND DEPOSITORY INSTITUTION ACCOUNTS

                                 Schedule 3.9

                         LAMONTS BANK ACCOUNT STRUCTURE


                 First Bank of Boston ------------
                 |                               |
                 |                               |                                                               ZBA
                 |                               |         Lamonts General                                Deposit Control
                 |                               ---- Operating A/C - Seafirst  ------------------------  A/C - Seafirst
                 |                                             68320605                                       67630210
                 |                                               1025                                           1036
                 |                                                |
                 |                     ------------------------------------------------------------------------
                 |                     |                |                          |              |           |
              Blocked                        ZBA                                                     ZBA         ZBA
         Concentration A/C             Workmans      Tax A/C                  Payroll A/C     Employee       2 Seafirst
             Seafirst                    Comp.      (checking)                 incl. ACH    Benefit Plan       Mirror
             67630111                A/C-Seafirst    Seafirst                   Seafirst    A/C-Seafirst      Accounts
          |         |                  68327014      68320514                  68320506       68332105            |
         |          |                    1054          1029                      1032           1057              |
        |           |                                                                                             |
       |            |----------------------------------------------                                               |
      |             |         |           |             |         |                                               |
ZBA             ZBA            ZBA         ZBA           ZBA        ZBA                                           |
 Return       Deposit     Seafirst     Outside       VISA/MC    Credit Card   Utilities A/C      TRIP       2 First Union
 Items        Control      Deposit    Conc. Dep.     Deposit      Deposit       Mkt Rate        Account       Controlled
 Account      Account      Account     Account       Account      Account       Savings                       Disb. A/Cs
63492003     63490015     63491906     63489314      63744213     67630202      54103916       68323112           |
  1053         1035         1066         1060          1074         1051          1056                            |
                              |           |                          |                                            |
                              |           |                          |                                            |
                              |           |                          |                                      First Union   Mirror
                              |           |                 1305    LCC                                     -----------   ------
                           All WA    All Stores             1300   Amex             1026  Merchandise A/C  2079900002771  1175009
                           Stores    Outside WA             1073  Discover          1027  Expense A/C      2079900002810  1169119

                                  SCHEDULE 8(n)

                            SUBSIDIARIES OF BORROWER

                                  SCHEDULE 8(n)




1) Texstyrine Corporation

                                 SCHEDULE 8(p)

                               BORROWER LOCATIONS

                                 SCHEDULE 8(p)


DIST  #               NAME              PHONE                 ADDRESS            CITY             ST    ZIP
AK   502   BURIEN                    206 433-0676   460 SW 152ND STREET          SEATTLE          WA   98166
LP   506   FOREST PARK               206 367-7716   17171 BOTHELL WAY NE         FOREST PARK      WA   98155
LP   508   CROSSROADS                206 644-2941   156TH NE & NE 8TH            BELLEVUE         WA   98008
DG   510   MANITO                    509 747-2043   E 802 29TH AVE               SPOKANE          WA   99203
LP   512   TOTEM LAKE                206 821-7788   12601 120TH NE               KIRKLAND         WA   98034
DG   514   SHADLE                    509 326-5750   WELLESLEY @ ALBERTA          SPOKANE          WA   99205
JM   516   UNIVERSITY CTR            907 562-2333   3909 SEWARD HIGHWAY          ANCHORAGE        AK   99503
AK   518   WESTWOOD                  206 938-4116   2600 SW BARTON               SEATTLE          WA   98126
AK   520   SEA-TAC                   206 839-8950   2001 S 320 PACIFIC HWY       FEDERAL WAY      WA   98003
DG   522   POCATELLO                 208 233-8112   800 YELLOWSTONE AVE          POCATELLO        ID   83201
JM   524   FAIRBANKS                 907 456-2550   1255 AIRPORT WAY & COWLES    FAIRBANKS        AK   99701
LP   526   FACTORIA                  206 644-2921   4001 FACTORIA SQ MALL        BELLEVUE         WA   98006
LP   528   NORTHGATE                 206 367-7690   300 NORTHGATE PLAZA          SEATTLE          WA   98125
DG   530   IDAHO FALLS               208 524-1621   1515 NORTHGATE MILE          IDAHO FALLS      ID   83401
DG   532   WENATCHEE                 509 884-1431   511 VALLEY MALL PARKWAY      EAST WENATCHEE   WA   98802
DG   536   YAKIMA                    509 453-4891   2515 MAIN STREET             UNION GAP        WA   98903
AK   538   OLYMPIA                   360 754-8025   625 BLACKLAKE BOULEVARD      OLYMPIA          WA   98502
LP   540   ALDERWOOD                 206 771-6497   3100 184TH STREET SW         LYNNWOOD         WA   98037
DG   542   MOSCOW                    208 882-9580   1922 W PULLMAN ROAD          MOSCOW           ID   83843
JM   544   NORTHWAY                  907 276-2070   3101 PENLAND PARKWAY         ANCHORAGE        AK   99508
AK   546   ABERDEEN                  360 533-4832   1137 E WISHKAH               ABERDEEN         WA   98520
JM   548   JUNEAU                    907 789-2243   8745 GLACIER HIGHWAY         JUNEAU           AK   99801
JM   550   SOLDOTNA                  907 262-7000   35249 SPUR HIGHWAY           SOLDOTNA         AK   99669
JM   552   DIMOND                    907 349-6591   800 E. DIMOND BLVD. #1       ANCHORAGE        AK   99515
AK   556   PORT ANGELES              360 452-4571   200 WEST 1ST                 PORT ANGELES     WA   98362
AK   558   SILVERDALE                360 698-2151   10317 SILVERDALE WAY N       SILVERDALE       WA   98383
                                                    MAIL GOES TO: PO BOX 1937    SILVERDALE       WA   98383
JM   562   WASILLA                   907 376-9740   1800 PARKS HWY. STE B        WASILLA          AK   99687
DG   564   LEWISTON                  208 746-8300   1720 19TH AVE                LEWISTON         ID   83501
AK   566   HIGHLAND                  206 565-8885   5915 6TH AVE                 TACOMA           WA   98406
LP   568   MARYSVILLE                360 659-7709   205 MARYSVILLE MALL          MARYSVILLE       WA   98270
DG   570   COEUR D'ALENE             208 762-2150   WEST 200 HANLEY AVE. #4      COEUR D'ALENE    ID   83814
AK   572   PUYALLUP                  206 840-1794   3500 S MERIDIAN #600         PUYALLUP         WA   98373
LP   582   HILLSBORO                 503 693-1345   2175 SE TUALATIN VLY HWY     HILLSBORO        OR   97213
DG   586   TRI-CITIES                509 736-0888   415 COLUMBIA CENTER          KENNEWICK        WA   99336
LP   594   CORVALLIS                 503 753-2110   215 SW 4TH ST                CORVALLIS        OR   97333
DG   596   MISSOULA-SOUTHGATE MALL   406 721-1948   SOUTHGATE MALL               MISSOULA         MT   59801
DG   600   LOGAN-CACHE VALLEY MALL   801 753-6130   1300 N. MAIN ST.             LOGAN            UT   84341
DG   602   TWIN FALLS                208 736-8081   1485 POLE LINE RD. #126      TWIN FALLS       ID   83301
DG   604   U-CITY                    509 921-9408   100 U. CITY MALL E.S.        SPOKANE          WA   99206
DG   606   MOSES LAKE                509 765-9450   813 N. STRATFORD ROAD        MOSES LAKE       WA   98837
LP   608   ASTORIA                   503 861-3780   141 SOUTH HIGHWAY 101        WARRENTON        OR   97146
AK   610   ISSAQUAH                  206 557-6550   775 NW GILMAN BLVD. W.       ISSAQUAH         WA   98027
           DISTRIBUTION CENTER       206 872-3307   7202 S 212TH ST.             KENT             WA   98032
           WOSCA                                    101 VAN KAREN AVE.           JERSEY CITY      NJ   07306
           WOSCA                                    2610 WISCONSIN ST.           SOUTHGATE        CA   90280
           WOSCA                                    1021 MELROSE ST.             MEMPHIS          TN   38114
           WOSCA                                    300 EAST 27TH ST.            CHARLOTTE        NC   28206
           CORPORATE OFFICE                         12413 WILLOWS RD. NE         KIRKLAND         WA   98034

                                  SCHEDULE 8(q)

                    INTELLECTUAL PROPERTY; LICENSES; PERMITS;
                       CONSENTS; FRANCHISES; APPLICATIONS

                            TRADEMARK SEARCH SUMMARY

                                  SCHEDULE 8(q)

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                        REGISTRATION
     TRADEMARK               OWNER/ASSIGNEE        JURISDICTION     REGISTRATION NO.        DATE                 COMMENTS
- ------------------------------------------------------------------------------------------------------------------------------------
THE RIGHT FASHION          Lamonts Apparel, Inc.   U.S.           1,870,174              12/27/94
THE RIGHT PRICE
THE RIGHT STORE                                    Alaska         2,344                  07/26/93
                                                   Minnesota      20,924                 06/23/93
                                                   Montana        17,463                 07/19/93
                                                   Nebraska       1,251,575              06/22/93
                                                   Oregon         S27,232                06/25/93
                                                   Utah           33,875                 06/21/93
                                                   Washington     22,264                 06/16/93
- ------------------------------------------------------------------------------------------------------------------------------------

H.Q. STUDIO                Lamonts Apparel, Inc.   U.S.           1,866,465              12/06/94
- ------------------------------------------------------------------------------------------------------------------------------------

NORTHWEST                  Lamonts Apparel, Inc.   U.S.           1,834,723              05/03/94        State applications being
OUTFITTERS                                                                                               made for Alaska, Idaho,
                                                                                                         Montana, Oregon, Utah and
                                                                                                         Washington
- ------------------------------------------------------------------------------------------------------------------------------------

LAMONTS FOR KIDS           Lamonts Apparel, Inc.   U.S.           1,697,219              06/23/92
                                                   Idaho          13,556                 03/06/92
                                                   Minnesota      20,925                 06/23/93        (and Design)
                                                   Nebraska       1,251,564              06/22/93
                                                   Utah           32,898                 03/04/92
- ------------------------------------------------------------------------------------------------------------------------------------

LAMONTS (and Design)       Lamonts Apparel, Inc.   U.S.           Serial #74-258,257  Filed: 03/23/92    Abandoned: 04/02/93
- ------------------------------------------------------------------------------------------------------------------------------------

JUST S-A-S-H-A             Lamonts Apparel, Inc.   U.S.           Serial #74-165,143  Filed: 05/09/91    Abandoned: 12/20/95
(no longer used)                                                  Serial #73-814,162  Filed: 07/24/89    Abandoned: 06/11/90
- ------------------------------------------------------------------------------------------------------------------------------------

TRADITIONS (and            Lamonts Apparel, Inc.   U.S.           1,612,148              09/04/90        Sections 8 and 15
Designs)                                                                                                 Declaration filed May 8,
                                                                                                         1996.  Applications being
                                                                                                         made for the states of
                                                                                                         Alaska, Idaho, Montana,
                                                                                                         Oregon, Utah and Washington
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                        REGISTRATION
     TRADEMARK               OWNER/ASSIGNEE        JURISDICTION     REGISTRATION NO.        DATE                 COMMENTS
- ------------------------------------------------------------------------------------------------------------------------------------
HUNTS POINT (and           Lamonts Apparel, Inc.   U.S.           1,591,011              04/10/90        Sections 8 and 15
Design)                                                                                                  Declaration filed December
                                                                                                         12, 1995. Applications
                                                                                                         being made for the states
                                                                                                         of Alaska, Idaho, Montana,
                                                                                                         Oregon, Utah and Washington
- ------------------------------------------------------------------------------------------------------------------------------------

LIVIN ON THE EDGE          Lamonts Apparel, Inc.   U.S.           1,591,010              04/10/90        Sections 8 and 15
                                                                                                         Declaration filed December
                                                                                                         11, 1995.
- ------------------------------------------------------------------------------------------------------------------------------------

ACTION SPORT               Lamonts Apparel, Inc.   U.S.           1,582,669              02/13/90        Applications being made for
                                                                                                         the states of Alaska,
                                                                                                         Idaho, Montana, Oregon,
                                                                                                         Utah and Washington
- ------------------------------------------------------------------------------------------------------------------------------------

STUDIO HQ (and Design)     Lamonts Apparel, Inc.   U.S.           1,582,645              02/13/90
(being renewed by HQ
Studio)
- ------------------------------------------------------------------------------------------------------------------------------------

BLUEBERRIES (and           Lamonts Apparel, Inc.   U.S.           Serial #73-806,205  Filed: 06/12/89    Abandoned: 05/04/90
Design) (no longer used)
- ------------------------------------------------------------------------------------------------------------------------------------

IMPACT (and Design)        Lamonts Apparel, Inc.   U.S.           Serial #73-806,159  Filed: 06/12/89    Abandoned: 03/22/90
(no longer used)
- ------------------------------------------------------------------------------------------------------------------------------------

CAUTION (and Design)       Lamonts Apparel, Inc.   U.S.           Serial #73-806-158  FIled: 06/12/89    Abandoned: 03/22/90
(no longer used)
- ------------------------------------------------------------------------------------------------------------------------------------

LAMONSTERS (and            Lamonts Apparel, Inc.   U.S.           1,541,643              05/30/89        Canceled: 12/04/95
Design) (not renewed --
filing Lil' Lamonsters                             Alaska         1,905                  02/08/88
in its place)                                      Oregon         22,249                 03/04/88        Expired: 09/04/90
                                                   Washington     17,831                 02/08/88
- ------------------------------------------------------------------------------------------------------------------------------------

CONTEMPORARY               Lamonts Apparel, Inc.   U.S.           1,510,212              10/25/88
CLASSICS (and Design)
(no longer used)                                   Alaska         1,900                  01/29/88
                                                   Idaho          12,219                 01/29/88
                                                   Oregon         22,248                 03/04/88        Expired: 09/04/90
                                                   Washington     17,809                 01/29/88
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                        REGISTRATION
     TRADEMARK               OWNER/ASSIGNEE        JURISDICTION     REGISTRATION NO.        DATE                 COMMENTS
- ------------------------------------------------------------------------------------------------------------------------------------
PERSUASION                 Lamonts Apparel, Inc.   U.S.           1,510,206              10/25/88

                                                   Alaska         1,898                  01/29/88
                                                   Idaho          12,221                 01/29/88
                                                   Oregon         22,247                 03/04/88        Expired: 09/04/90
                                                   Washington     17,810                 01/29/88        (and Design)
- ------------------------------------------------------------------------------------------------------------------------------------

RICHARDS ROAD              Lamonts Apparel, Inc.   U.S.           1,508,304              10/11/88

                                                   Alaska         1,899                  01/29/88
                                                   Idaho          12,222                 01/29/88
                                                   Oregon         22,243                 03/04/88        Expired: 09/04/90
                                                   Washington     17,811                 01/29/88        (and Design)
- ------------------------------------------------------------------------------------------------------------------------------------

IMAGES (and Design)        Lamonts Apparel, Inc.   U.S.           Serial #73-711,575  Filed: 02/11/88    Abandoned: 01/19/89
(no longer used)
                                                   Alaska         1,827                  12/01/86
                                                   Oregon         21,258                 12/01/86        Expired: 12/01/91
                                                   Washington     16,907                 12/16/86
- ------------------------------------------------------------------------------------------------------------------------------------

CASCADE CLASSICS (and      Lamonts Apparel, Inc.   U.S.           Serial #73-711,573  Filed: 02/11/88    Abandoned: 12/29/89
Design)
                                                   Alaska         1,901                  01/29/88
                                                   Idaho          12,220                 01/29/88
                                                   Oregon         22,246                 03/04/88        Expired: 09/04/90
                                                   Washington     17,807                 01/21/88
                                                                                                         Applications being made for
                                                                                                         the states of Utah and
                                                                                                         Montana
- ------------------------------------------------------------------------------------------------------------------------------------

LAMONSTER (THE             Lamonts Apparel, Inc.   Idaho          12,237                 02/09/88
MONSTER)
- ------------------------------------------------------------------------------------------------------------------------------------

COLLECTIONS                Lamonts Apparel, Inc.   U.S.           Serial #73-708,921     02/01/88        Abandoned: 03/03/89
(no longer used)
                                                   Alaska         1,897                  01/29/88
                                                   Idaho          12,223                 01/29/88
                                                   Oregon         22,245                 03/04/88        Expired: 09/04/90
                                                   Washington     17,808                 01/29/88
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                        REGISTRATION
     TRADEMARK               OWNER/ASSIGNEE        JURISDICTION     REGISTRATION NO.        DATE                 COMMENTS
- ------------------------------------------------------------------------------------------------------------------------------------
CARAMELLA                  Lamonts Apparel, Inc.   U.S.           Serial #73-708,920     02/01/88        Abandoned: 08/23/89
(no longer used)
                                                   Alaska         1,902                  01/29/88
                                                   Idaho          12,224                 01/29/88
                                                   Oregon         22,244                 03/04/88        Expired: 09/04/90
                                                   Washington     17,806                 01/29/88
- ------------------------------------------------------------------------------------------------------------------------------------

IMAGES (and Design)        Lamonts Apparel, Inc.   Idaho          10,904                 01/02/87
- ------------------------------------------------------------------------------------------------------------------------------------

LAMONTS THE FAMILY         Lamonts Apparel, Inc.   U.S.           1,415,442              10/28/86        Canceled: 05/04/93
CLOTHING STORE
(no longer used)
- ------------------------------------------------------------------------------------------------------------------------------------

LIL' LAMONSTERS            Lamonts Apparel, Inc.   U.S.           0                          0           Federal registration being
                                                                                                         made
- ------------------------------------------------------------------------------------------------------------------------------------

NWO ACTIVE                 Lamonts Apparel, Inc.   U.S.           0                          0           Federal registration being
                                                                                                         made
- ------------------------------------------------------------------------------------------------------------------------------------

                              SCHEDULE 10.2 (b)

                       CERTAIN EXISTING INDEBTEDNESS

                              SCHEDULE 10.2 (b)

                       CERTAIN EXISTING INDEBTEDNESS


    1) Deferred Gain on sale of Alderwood                  $224,362
    2) Accumulated Benefit Obligation (Pension)            $250,000
                                                           --------


    Total                                                  $474,362

                                   SCHEDULE 10.2(C)

                             CERTAIN PERMITTED PRIOR LIENS

                                   SCHEDULE 10.2(C)

                                PRIOR PERMITTED LIENS


    The following interests evidenced by UCC-1 Financing Statements:

- ----------------------------------------------------------------------------------------------

    Secured Party                 Jurisdiction         File Number      Collateral
    -------------                 ------------         -----------      ----------

- ----------------------------------------------------------------------------------------------
London Fog Industries, Inc.       SOS, Alaska          384299           Consigned Goods
                                                                        (Apparel)
- ----------------------------------------------------------------------------------------------
JBI, Inc. d/b/a Shoe Corporation  SOS, Alaska          401773           License Arrangement
of America                                                              (Footwear)
- ----------------------------------------------------------------------------------------------
London Fog Industries, Inc.       SOS, Idaho           B616127          Consigned Goods
                                                                        (Apparel)
- ----------------------------------------------------------------------------------------------
JBI, Inc. d/b/a Shoe Corporation  SOS, Idaho           B666718          License Arrangement
of America                                                              (Footwear)
- ----------------------------------------------------------------------------------------------
London Fog Industries, Inc.       SOS, Montana         435255           Consigned Goods
                                                                        (Apparel)
- ----------------------------------------------------------------------------------------------
JBI, Inc. d/b/a Shoe Corporation  SOS, Montana         461811           License Arrangement
of America                                                              (Footwear)
- ----------------------------------------------------------------------------------------------
London Fog Industries, Inc.       SOS, Oregon          S09122           Consigned Goods
                                                                        (Apparel)
- ----------------------------------------------------------------------------------------------
JBI, Inc. d/b/a Shoe Corporation  SOS, Oregon          S61138           License Arrangement
of America                                                              (Footwear)
- ----------------------------------------------------------------------------------------------
Sensormatic Electronics Corp.     SOS, Oregon          S18331           Leased and Purchased
                                                                        Theft Protection
                                                                        Equipment
- ----------------------------------------------------------------------------------------------
London Fog Industries, Inc.       SOS, Utah            399753           Consigned Goods
                                                                        (Apparel)
- ----------------------------------------------------------------------------------------------
JBI, Inc. d/b/a Shoe Corporation  SOS, Utah            444654           License Arrangement
of America                                                              (Footwear)
- ----------------------------------------------------------------------------------------------
General Electric Capital          SOS, Washington      92-104-1226      Leased Equipment
Corporation assigned by JWP
Credit Corp.
- ----------------------------------------------------------------------------------------------
Pitney Bowes Credit Corporation   SOS, Washington      92-230-1067      Leased Equipment
- ----------------------------------------------------------------------------------------------
NCF Financial, Inc.               SOS, Washington      92-329-0401      Leased Personal
                                                                        Computers
- ----------------------------------------------------------------------------------------------
AGFA Financial Services, Inc.     SOS, Washington      93-039-0115      Leased Equipment
- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

    Secured Party                 Jurisdiction         File Number      Collateral
    -------------                 ------------         -----------      ----------

- ----------------------------------------------------------------------------------------------
NCF Financial, Inc.               SOS, Washington      93-195-0719      Leased Personal
                                                                        Computers
- ----------------------------------------------------------------------------------------------
NCF Financial, Inc.               SOS, Washington      93-335-0058      Leased Personal
                                                                        Computers
- ----------------------------------------------------------------------------------------------
NCF Financial, Inc.               SOS, Washington      94-077-0408      Leased Personal
                                                                        Computers
- ----------------------------------------------------------------------------------------------
London Fog Industries, Inc.       SOS, Washington      94-160-0272      Consigned Goods
                                                                        (Apparel)
- ----------------------------------------------------------------------------------------------
NCF Financial, Inc.               SOS, Washington      94-284-0431      Leased Personal
                                                                        Computers
- ----------------------------------------------------------------------------------------------
JBI, Inc. d/b/a Shoe Corporation  SOS, Washington      95-069-0161      License Arrangement
of America                                                              (Footwear)
- ----------------------------------------------------------------------------------------------
JBI, Inc. d/b/a Shoe Corporation  SOS, Washington      95-186-0257      License Arrangement
of America                                                              (Footwear)
- ----------------------------------------------------------------------------------------------
NCF Financial, Inc.               SOS, Washington      95-317-0361      Leased Personal
                                                                        Computers
- ----------------------------------------------------------------------------------------------


     The following claims were filed in the Case as secured claims. Those marked with an asterisk are not or may not be, to the best of Borrower's current knowledge, secured claims. Items marked in the Amount column with a double asterisk will be paid on or before the Exit Facility Date, to the extent allowed by the Bankruptcy Court.

- ----------------------------------------------------------------------------------------------

    Secured Party                    Address           Amount          Collateral
    -------------                    -------           ------          ----------

- ----------------------------------------------------------------------------------------------
Chugach Electric Association,     P.O. Box 196300      $11,453.62       None of
Inc.*                             Anchorage, AK                         Borrower's
                                  99519-6300
- ---------------------------------------------------------------------------------------------
The Herald*                       Attn:  Linda J.      $47,404.68       Unknown
                                  Piekkola
                                  P.O. Box 930
                                  Everett, WA 98206
- ---------------------------------------------------------------------------------------------
Pacific Power*                    988 Commercial St.    $4,819.49       None of
                                  Astoria, OR 97103                     Borrower's
- ---------------------------------------------------------------------------------------------
Safeco Credit Company, Inc.       Safeco Plaza, Bldg. A $1,581.61       Unknown
                                  Seattle, WA 98185
- ---------------------------------------------------------------------------------------------


- --------------------------------------------------------------------------------------------------

    Secured Party                    Address               Amount            Collateral
    -------------                    -------               ------            ----------

- --------------------------------------------------------------------------------------------------
Sensormatic Electronics Corp.     Attn:  Connie Johnson                       Theft prevention
                                  550 N.W. 12th Ave.        $165,455.67       equipment and
                                  Deerfield Beach, FL       (current          supplies
                                  33442                     balance due is
                                                            $122,000.00)
- --------------------------------------------------------------------------------------------------
Stanley Creations, Inc.*          1414 Willow Ave.           $45,576.00       Inventory but no
                                  Melrose Park, PA                            UCC's or
                                  19126                                       reclamation
                                                                              claims was filed.
- --------------------------------------------------------------------------------------------------
Walsh Construction Co.*           3015 S.W. First Ave.        $9,290.00       None of
                                  Portland, OR 97201                          Borrower's
- --------------------------------------------------------------------------------------------------
Highland Sixth Assocs.*           Highland Hill Shopping      $9,844.72       Landlord's lien
                                  Center                                      includes inventory
                                  Koehler McFadden &
                                  Co
                                  Attn:  Dan Kettman
                                  1601 5th Ave. #2210
                                  Seattle, WA 98101
- --------------------------------------------------------------------------------------------------
Wesbild, Inc.*                    Attn:  David R. Riley     $16,116.00        Landlord's lien
                                  800 Fifth Ave. #4100                        includes inventory
                                  Seattle, WA 98104
- --------------------------------------------------------------------------------------------------
CITY-Kennewick*                   Attn:  Evelyn Lusignan       $214.34        None of
                                  P.O. Box 6108                               Borrower's
                                  Kennewick, WA
                                  99336
- --------------------------------------------------------------------------------------------------
CITY-Marysville*                  514 Delta Ave.                $93.50        None of
                                  Marysville, WA                              Borrower's
                                  98270
- --------------------------------------------------------------------------------------------------
CITY-Port Angeles*                P.O. Box 1150              $3,498.65        None of
                                  Port Angeles, WA                            Borrower's
                                  98362
- --------------------------------------------------------------------------------------------------
CITY-Union Gap*                   P.O. Box 3008                $334.12        None of
                                  Union Gap, WA                               Borrower's
                                  98903-0008
- --------------------------------------------------------------------------------------------------
CNTY-Ada-Treasurer                650 Main St.             **$3,126.73        Personal property
                                  P.O. Box 2868                               possibly includes
                                  Boise, ID 83701                             inventory
- --------------------------------------------------------------------------------------------------
CNTY-Bannock-Treasurer            Attn:  Shelley Shannon     **$715.59        Personal property
                                  P.O. Box 4626                               possibly includes
                                  Pocatello, ID  83205-                       inventory
                                  2646
- --------------------------------------------------------------------------------------------------


- --------------------------------------------------------------------------------------------------

    Secured Party                    Address               Amount            Collateral
    -------------                    -------               ------            ----------

- --------------------------------------------------------------------------------------------------
CNTY-Benton-Treasurer             Benton County            **$2,270.40        Personal property
                                  Prosecuting Attorney                        not including
                                  7320 W. Quinault                            inventory
                                  Kennewick, WA
                                  99336
- --------------------------------------------------------------------------------------------------
CNTY-Douglas-Treasurer            P.O. Box 609             **$2,155.23        Personal property
                                  Waterville, WA                              not including
                                  98858                                       inventory
- --------------------------------------------------------------------------------------------------
CNTY-Grant-PUD #2*                Attn:  Diane L.            $2,576.18        None of
                                  Chestnut, Office                            Borrower's
                                  Supervisor
                                  312 W. Third Ave.
                                  Moses Lake, WA
                                  98837
- --------------------------------------------------------------------------------------------------
CNTY-King-Finance Division*       Attn:  Philip A.          $46,462.36        Personal property
as to $19,733.35                  Sanders                                     not including
                                  King County                                 inventory
                                  Administration Bldg.
                                  500 Fourth Ave. #600
                                  Seattle, WA 98104-
                                  2387
- --------------------------------------------------------------------------------------------------
CNTY-Kitsap-Treasurer             Attn:  Allen             **$2,017.04        Personal property
                                  Richardson                                  not including
                                  P.O. Box 169                                inventory
                                  Port Orchard, WA
                                  98366
- --------------------------------------------------------------------------------------------------
CNTY-Latah-Tax Collector          Attn:  Nonrae            **$2,778.97        Personal property
                                  Robinson                                    including
                                  P.O. Box 8068                               inventory
                                  Moscow, ID  83843
- --------------------------------------------------------------------------------------------------
CNTY-Nez Perce-Tax Collector      P.O. Box 896             **$7,994.73        Personal property
                                  Lewiston, ID  83501                         including
                                                                              inventory
- --------------------------------------------------------------------------------------------------
CNTY-Snohomish-Treasurer          Attn:  Linda L.          **$9,012.69        Personal property
                                  Ferrucci M/S 501                            not including
                                  3000 Rockefeller                            inventory
                                  Everett, WA  98201-
                                  4060
- --------------------------------------------------------------------------------------------------
CNTY-Spokane-Treasurer            P.O. Box 2165            **$5,189.55        Personal property
                                  Spokane, WA  99210                          not including
                                                                              inventory
- --------------------------------------------------------------------------------------------------


- --------------------------------------------------------------------------------------------------

    Secured Party                    Address               Amount            Collateral
    -------------                    -------               ------            ----------

- --------------------------------------------------------------------------------------------------
CNTY-Twin Falls-Treasurer         Attn:  Bonnie Bruning    **$2,018.93        Personal property
                                  P.O. Box 88                                 not including
                                  Twin Falls, ID                              inventory
                                  83303-0088
- --------------------------------------------------------------------------------------------------
CNTY-Yakima-Treasurer             P.O. Box 1408            **$2,665.99        Personal property
                                  Yakima, WA  98907-                          not including
                                  1408                                        inventory
- --------------------------------------------------------------------------------------------------
Kenai Peninsula Borough           Legal Dept. Wm. R.       **$1,810.25        Personal property
                                  Evans, Deputy                               possibly includes
                                  Attorney                                    inventory
                                  144 N. Binkley St.
                                  Soldotna, AK  99669
- --------------------------------------------------------------------------------------------------
Matanuska-Susitna Borough         Finance Dept.-Tammy     **$13,013.75        Personal property
                                  Clayton-Comptroller                         possibly includes
                                  350 E. Dahlia                               inventory
                                  Palmer, AK  99645
- --------------------------------------------------------------------------------------------------
Municipality of Anchorage         Attn:  G. Peter          **$1,214.72        Personal property
                                  Hallgrimson                                 possibly includes
                                  Municipal Attorney's                        inventory
                                  Office
                                  P.O. Box 196650
                                  Anchorage, AK
                                  99519-6650
- --------------------------------------------------------------------------------------------------
Thurston County Treasurer         2000 Lakeridge Drive    **$10,402.30        Personal property
                                  Olympia, WA 98502                           not including
                                                                              inventory
- --------------------------------------------------------------------------------------------------
Kitsap County Treasurer           P.O. Box 169             **$2,359.54        Personal property
                                  Port Orchard, WA                            not including
                                  98366                                       inventory
- --------------------------------------------------------------------------------------------------
John J. Gilbert*                  29 E. 64th St.             $1,223.44        Unknown
                                  New York, NY
                                  10021-7043
- --------------------------------------------------------------------------------------------------



     Premium Financing Agreement for insurance premiums with Imperial Premium Finance, Inc. which grants a security interest in unearned premiums and loss payments for the amount of the premiums financed.

     Encumbrance on Borrower's interest in     $570,832.00
       Frederick Atkins

The following deposits and retainers with various entities listed below:

Prepayment to U.S. Postal Service                          $4,832.00

Retainer with Conner, Grabrock (law firm)                 $12,776.50

Deposit with RVL Packaging (labels)                       $15,000.00

Deposit with L&E Packaging (labels)                        $5,347.00

Deposit with AT&T (utility deposit)                       $11,800.00(1)

Deposit with Puget Power (utility deposit)                $26,250.00(1)

Chugach Electric (utility deposit)                         $6,000.00(1)

Deposit in restricted bank account at                    $240,955.00(1)
  Seafirst(required by Bankruptcy Court)
  for two months utilities expenses

Prepaid Premium for D&O Insurance                        $182,750.00
  for 11/95 to 10/96 (Premiums paid
  at rate of $30,458 per month)

Retainer with Skadden Arps (attorneys)                    $31,881.00

Deposit with Frederick Atkins                          $1,020,000.00(1)
  (buying cooperative)

Deposit with NPC for workers compensation                $319,923.00(2)
(Wn.)

Deposit NPC for workers compensation (Or.)                $47,935.00(2)

Deposit with Ernst Home Center for workers                $12,390.00(1)
  compensation (Or.)

Deposit with State of New Jersey                          $50,222.00(1)

Deposit with Bank of America as collateral
  for outstanding Letter of Credit                       $100,000.00

- -----------------------
(1) Shown on balance sheet as restricted cash.

(2) Shown on balance sheet as restricted cash of $196,846.

Deposit with WOSCA (consolidator) for
  estimated two months' freight charges
  for shipments of consolidated
  merchandise                                             $25,000.00


     The attached list of encumbrances of the Kitsap Store Real Property.

SPECIAL EXCEPTIONS:

  1. Easement affecting a portion of said premises and for the purposes hereinafter stated, as granted by instrument recorded October 6, 1984, in the office of the recording officer of Kitsap County, Washington under Auditor's File No. 8410080040:

      In favor of:    PUGET SOUND POWER AND LIGHT COMPANY
      For:            Underground and/or overhead transmission and electric
                      lines and appurtenances thereto:
      Affects:        portion of said premises

 2. Easement, including its terms, covenants and provisions as disclosed by instrument;
      Dated:          January 21, 1988
      Recorded:       March 16, 1988
      Recording No.:  8803160048
      In Favor of:    Silverdale Water District No. 16
      For:            water main
      Affects:        10 foot wide portion of said premises

 3. Easement, including its terms, covenants and provisions as disclosed by instrument;
      Dated:          June 16, 1986
      Recorded:       July 7, 1986
      Recording No.:  8607070007
      In Favor of:    Cascade Natural Gas
      For:            pipeline
      Affects:        10 foot wide portion of said premises

 4. Easement, including its terms, covenants and provisions as disclosed by instrument;
      Dated:          April 27, 1988
      Recorded:       May 5, 1988
      Recording No.:  8805050140
      In Favor of:    Kitsap County
      For:            sewer main
      Affects:        10 foot and 20 foot wide portions of said premises

 5. Easement, including its terms, covenants and provisions as disclosed by instrument;
      Dated:          May 23, 1988
      Recorded:       May 31, 1988
      Recording No.:  8805310019
      In Favor of:    Cascade Natural Gas
      For:            pipeline
      Affects:        10 foot wide portion of said premises

6.    Agreement including its terms, covenants and provisions;
      Recorded:       May 10, 1993
      Recording No.:  9305100088
      For:            Third Amendment to Construction, Operation
                      and Reciprocal Easement

      Said instrument being a third amendment and restatement of documents filed under Auditor's Filer Nos. 8408230089, 8706040092 and 8807070057.

7. Terms and conditions of that certain Short Form Lease recorded under Auditor's file No. 8408220150, as disclosed in Exhibit "B".

8. Liability for future assessments and additional tap and connection charges, if any, levied by Silverdale Water and/or Sewer District, as disclosed by letter recorded under Auditor's File Nos. 7902280087 and 8004010110.

9.    Pendency of United States Bankruptcy Court, for Western, Washington.
      Case No.:       95-00100
      Wherein:        Lamont's Apparel, Inc., a Washington
                      Corporation filed a petition for bankruptcy
      On:             January 6, 1995
      Trustee:        unknown
      Attorney for
      Debtor:         Richard J. Hyatt

      Any transactions involving this property must be made pursuant to bankruptcy court order. A copy of the order should be presented to this company.

10.   Assessment of:
      Amount:         $15,926.99
      Payable in:     15 annual installments, plus interest
      From:           December 15, 1984
      Account No.:    709-0439
      Affects:        said premises

      Contact 876-7135 for further information.

11.   Assessment of:
      Amount:         $11,284.35
      Payable in:     15 annual installments, plus interest
      From:           January 3, 1985
      Account No.:    504-0307
      Affects:        said premises

      Contact 876-7135 for further information.

12. Liability for future assessments and additional tap and connection charges, if any, levied by Silverdale Water and/or Sewer District, as disclosed by letter recorded under Auditor's File Nos. 7902280087 and 8004010110.